UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21906

Claymore Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso,

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report

August 31, 2007

Claymore Exchange-Traded Fund Trust

CLAYMORE ETFs
Access to Innovation

- **BST** | Claymore/BIR Leaders 50 ETF
- **BMV** | Claymore/BIR Leaders Mid-Cap Value ETF
- **BES** | Claymore/BIR Leaders Small-Cap Core ETF
- **EEB** | Claymore/BNY BRIC ETF
- **MCG** | Claymore/Clear Mid-Cap Growth Index ETF
- **CSD** | Claymore/Clear Spin-Off ETF
- **XGC** | Claymore/Great Companies Large-Cap Growth Index ETF
- **SCV** | Claymore/IndexIQ Small-Cap Value ETF
- **GRN** | Claymore/LGA Green ETF
- **OTR** | Claymore/Ocean Tomo Growth Index ETF
- **OTP** | Claymore/Ocean Tomo Patent ETF
- **DEF** | Claymore/Sabrient Defender ETF
- **NFO** | Claymore/Sabrient Insider ETF
- **STH** | Claymore/Sabrient Stealth ETF
- **CZG** | Claymore/Zacks Growth & Income Index ETF
- **CZA** | Claymore/Zacks Mid-Cap Core ETF
- **XRO** | Claymore/Zacks Sector Rotation ETF
- **CVY** | Claymore/Zacks Yield Hog ETF

CLAYMORE ETFs

www.claymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore Exchange-Traded Fund Trust

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on each Funds’ website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust

Dear Shareholder

As Investment Adviser, Claymore Advisors, LLC (“Claymore”) is delighted to present the first annual shareholder report for 18 of our newly launched exchange-traded funds (“ETFs” or “Funds”). This report covers performance of these funds from their inception through August 31, 2007.

Five of these ETFs commenced operations September 21, 2006. They are:

•	Claymore/BNY BRIC ETF (ticker: “EEB”)

•	Claymore/Sabrient Insider ETF (ticker: “NFO”)

•	Claymore/Sabrient Stealth ETF (ticker: “STH”)

•	Claymore/Zacks Sector Rotation ETF (ticker: “XRO”)

•	Claymore/Zacks Yield Hog ETF (ticker: “CVY”)

Four ETFs commenced operations on December 15, 2006. They are:

•	Claymore/Clear Spin-Off ETF (ticker: “CSD”)

•	Claymore/LGA Green ETF (ticker: “GRN”)

•	Claymore/Ocean Tomo Patent ETF (ticker: “OTP”)

•	Claymore/Sabrient Defender ETF (ticker: “DEF”)

Seven ETFs commenced operations April 2, 2007. They are:

•	Claymore/BIR Leaders Small-Cap Core ETF (ticker: “BES”)

•	Claymore/BIR Leaders Mid-Cap Value ETF (ticker: “BMV”)

•	Claymore/BIR Leaders 50 ETF (ticker: “BST”)

•	Claymore/Zacks Mid-Cap Core ETF (ticker: “CZA”)

•	Claymore/Zacks Growth & Income Index ETF (ticker: “CZG”)

•	Claymore/Ocean Tomo Growth Index ETF (ticker: “OTR”)

•	Claymore/Great Companies Large-Cap Growth Index ETF (ticker: “XGC”)

Two ETFs commenced operations April 26, 2007. They are:

•	Claymore/Clear Mid-Cap Growth Index ETF (ticker “MCG”)

•	Claymore/IndexIQ Small-Cap Value ETF (ticker: “SCV”)

Annual Report | August 31, 2007 | 3

Claymore Exchange-Traded Fund Trust | Dear Shareholder continued

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund’s fees and expenses, of its respective underlying index as named in its prospectus.

Of the 18 funds, 17 invest primarily in U.S. domestic stocks and/or in American depositary receipts; their performance is compared with the Standard & Poor’s 500 Index (“S&P 500”). We are pleased to report that six of these Funds outperformed the S&P 500 from their respective inception dates through August 31, 2007. The U.S.-listed Claymore/BNY BRIC ETF, which invests in stocks from Brazil, Russia, India and China, significantly outperformed the MSCI Emerging Market Index from its inception date of September 21, 2006 through August 31, 2007.

Claymore is committed to providing investors with innovative index-strategy-driven investment solutions. Accordingly, during the last 12 months we have launched 33 U.S.-listed ETFs and more are planned in the coming months.

Claymore has partnered with a diverse group of index providers to create some of the most distinctive ETFs currently available. The index providers use defined selection methodologies in the creation of their indices. Unlike ETFs that track traditional indices representing broad market participation, the indices that many of Claymore’s U.S.-listed ETFs track seek to capture the investment potential of unique strategies. We believe that a strategy-driven, quantitative process provides a disciplined investment approach offering the potential for superior performance over market cycles.

To learn more about the performance of each ETF, we encourage you to read the Management Discussion of Fund Performance section of the report, which begins on page 5.

Sincerely,

Nicholas Dalmaso
Chief Executive Officer
Claymore Exchange-Traded Fund Trust

4 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust

Management Discussion of Fund Performance |

BST | Claymore/BIR Leaders 50 ETF

Fund Overview

The Claymore/BIR Leaders 50 ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the BIR Leaders 50 Index (the “BIR-50 Index” or “Index”). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Index is comprised of 50 stocks selected from a universe of common stocks and American depositary receipts (“ADRs”) listed on U.S. exchanges and covered by Best Independent Research, LLC (“BIR” or the “Index Provider”), a consortium of the following five independent research companies: Ativo Research, Channel Trend Inc., Columbine Capital Services, Ford Equity Research, and Thomas White International. The BIR-50 Index is designed to identify companies with potentially superior risk/return profiles to those of stocks contained in the S&P 500 or Russell 3000® indices. The Index constituent selection methodology is a proprietary strategy developed by BIR.

Fund Performance

This report discusses an abbreviated annual fiscal period from the Fund’s inception date of April 2, 2007, through August 31, 2007.

On a market price basis, the Fund generated a total return of -1.32%, representing a change in market price to $24.57 on August 31, 2007, from $24.90 at inception. On a net asset value (“NAV”) basis, the Fund generated a total return of 1.33%, representing a change in NAV to $25.23 on August 31, 2007, from $24.90 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For index and broad market comparison purposes, the Index returned 2.16%, and the Standard & Poor’s 500 Index (“S&P 500”) returned 4.26% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s strongest gains since its inception date of April 2, 2007 through August 31, 2007, were in the industrials sector, followed by the energy sector. The financials sector detracted most from performance; returns from the consumer discretionary and utilities sectors were also negative. Holdings that contributed most to performance include diversified manufacturer Parker Hannifin Corporation, metal components manufacturer Precision Castparts Corporation, and network systems producer Cisco Systems, Inc. (2.6%, 2.8% and 2.4% of total investments, respectively, as of 8/31/07). Positions that detracted from performance include financial services firms Bear Stearns Companies and Capital-Source Inc., toy manufacturer Mattel Inc. and printer manufacturer Lexmark International, Inc. (1.4%, 1.4% and 1.2% of total investments, respectively, as of 8/31/07).

Annual Report | August 31, 2007 | 5

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

BMV | Claymore/BIR Leaders Mid-Cap Value ETF

Fund Overview

The Claymore/BIR Leaders Mid-Cap Value ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the BIR Leaders Mid-Cap Value Index (the “Index”). The Fund will normally invest at least 90% of its total assets in common stocks and American depositary receipts (“ADRs”) that comprise the Index. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Index is comprised of approximately 100 stocks selected from a universe of mid-capitalization value common stocks or ADRs listed on U.S. exchanges covered by Best Independent Research, LLC (“BIR” or “Index Provider”), a consortium of the following five independent research companies: Ativo Research, Channel Trend Inc., Columbine Capital Services, Ford Equity Research, and Thomas White International. The mid-capitalization universe is defined by Best Independent Research as those stocks with a market capitalization between approximately $2 billion and $10 billion.

The Index is designed to identify companies with potentially superior risk/return profiles as compared to the stocks contained in mid-cap value benchmark indices such as the Russell MidCap Value Index or the S&P MidCap 400 Index. The Index constituent selection methodology is a proprietary strategy developed by BIR.

Fund Performance

This report discusses an abbreviated annual fiscal period from the Fund’s inception date of April 2, 2007, through August 31, 2007.

On a market price basis, the Fund generated a total return of -3.76%, representing a change in market price to $24.03 on August 31, 2007, from $24.97 at inception. On a net asset value (“NAV”) basis, the Fund generated a total return of -2.72%, representing a change in NAV to $24.29 on August 31, 2007, from $24.97 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For index and broad market comparison purposes, the Index returned -1.83%, and the Standard & Poor’s 500 Index (“S&P 500”) returned 4.26% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s strongest gains since its inception on April 2, 2007 through August 31, 2007, were in the industrials sector, followed by the telecommunications services sector. The financials and utilities sectors had a negative impact on performance. Holdings that contributed most to performance include engine manufacturer Cummins, Inc., online travel company Expedia, Inc. and telecommunications service provider U. S. Cellular Corp. (1.8%, 1.4% and 1.4% of total investments, respectively, as of 8/31/07). Positions that detracted from performance include The PMI Group, Inc., a provider of credit enhancement products; Convergys Corporation, a provider of outsourced billing and human resource services; and printer manufacturer Lexmark International, Inc. (0.7%, 0.6% and 0.6% of total investments, respectively, as of 8/31/07).

6 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

BES | Claymore/BIR Leaders Small-Cap Core ETF

Fund Overview

The Claymore/BIR Leaders Small-Cap Core ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the BIR Leaders Small-Cap Core Index (the “Index”). The Fund will normally invest at least 90% of its total assets in common stocks and American depositary receipts (“ADRs”) that comprise the Index. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Index is comprised of approximately 150 stocks selected from a universe of small-capitalization core common stocks or ADRs listed on U.S. exchanges covered by Best Independent Research, LLC (“BIR” or the “Index Provider”), a consortium of the following five independent research companies: Ativo Research, Channel Trend Inc., Columbine Capital Services, Ford Equity Research, and Thomas White International. The small-capitalization universe is currently defined by Best Independent Research as those stocks with a market capitalization of under $2 billion. The Index is designed to identify companies with potentially superior risk/return profiles to those of stocks contained in the Russell 2000® Index. The Index constituent selection methodology is a proprietary strategy developed by BIR.

Fund Performance

This report discusses an abbreviated annual fiscal period from the Fund’s inception date of April 2, 2007, through August 31, 2007.

On a market price basis, the Fund generated a total return of -2.45%, representing a change in market price to $24.32 on August 31, 2007, from $24.93 at inception. On an NAV basis, the Fund generated a total return of -2.37%, representing a change in NAV to $24.34 on August 31, 2007, from $24.93 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For index and broad market comparison purposes, the Index returned -1.56%, and the Standard & Poor’s 500 Index (“S&P 500”) returned 4.26% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s strongest gains since its inception date on April 2, 2007 through August 31, 2007, were in the industrials and information technology sectors. The sector that detracted most from performance was the financials sector, followed by the consumer discretionary and utilities sectors. Holdings that contributed most to performance include Varian Semiconductor Equipment Associates Inc., a supplier of ion implantation systems; online retailer priceline.com Inc.; and Robbins & Myers Inc., which designs and produces specialized equipment and systems (1.5%, 1.3% and 1.2% of total investments, respectively, as of 8/31/07). Positions that detracted from performance include specialty apparel retailer Charlotte Russe Holding Inc. and two companies involved in financing real estate, RAIT Financial Trust and Luminent Mortgage Capital Inc. (0.5%, 0.2% and 0.2% of total investments, respectively, as of 8/31/07).

Annual Report | August 31, 2007 | 7

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

EEB | Claymore/BNY BRIC ETF

Fund Overview

The Claymore/BNY BRIC ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Bank of New York BRIC Select ADR Index (the “BNY BRIC Index” or the “Index”) The Fund will normally invest at least 90% of its total assets in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that comprise the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The BNY BRIC Index is comprised of ADRs and GDRs selected, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India and China currently trading on U.S. exchanges. The companies in the universe are selected using a proprietary methodology developed by The Bank of New York Mellon (“BNY” or the “Index Provider”). The Index currently consists of 75 securities.

Fund Performance

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses an abbreviated annual fiscal period from the Fund’s inception date of September 21, 2006, through August 31, 2007. The Fund made an annual distribution of $0.0456 per share on December 29, 2006, to shareholders of record on December 27, 2006.

On a market price basis, the Fund generated a total return of 66.02%, representing a change in market price to $40.75 on August 31, 2007, from $24.58 at inception. On an NAV basis, the Fund generated a total return of 65.78%, representing a change in NAV to $40.69 on August 31, 2007, from $24.58 at inception. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For index and broad market comparison purposes, the BNY BRIC Index generated a return of 67.86% and the MSCI Emerging Market Index generated a return of 43.13% for the same period. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in an index.

Economic and Market Overview

Economies and stock markets in the BRIC markets – Brazil, Russia, India and China – continued to trend upward during late 2006 and 2007. The Chinese economy was among the strongest in the world, with double-digit growth in gross domestic product over the period covered by this report. Economies in Brazil, Russia and India also expanded over this period. This economic growth was driven by an environment of strong global growth trends, well-contained inflation and expanding demand for goods and services from both emerging markets and developed countries.

Reflecting strong economic growth, the Chinese stock market was up dramatically during the fiscal period ended August 31, 2007. Markets in Brazil, India and Russia were also quite strong over this period. Because currencies of these nations strengthened versus the dollar, returns of the BRIC markets in dollar terms were even stronger than in local currency.

Performance Attribution

Each of the Fund’s 10 industry sectors posted double-digit returns for the period from the Fund’s inception date of September 21, 2006 through August 31, 2007; the strongest was materials, up more than 100%. The telecommunications, financials and energy sectors also made strong contributions to the Fund’s gains. The weakest sectors were health care, industrials and consumer discretionary, all of which have relatively low weights in the Index. Positions in two Brazilian companies and two Chinese companies were among the holdings that made the greatest contributions to performance. The Brazilian positions were metals and mining company Cia Vale do Rio Doce (common stock 4.9%, preferred stock 6.5% of long-term investments as of 8/31/07) and Brazilian oil and gas service company Petroleo Brasileiro S.A. (common stock 5.8%, preferred stock 6.8% of long-term investments as of 8/31/07). Benefiting from rapid growth in the Chinese economy, China Life Insurance Co. Ltd., which offers a variety of insurance products to the Chinese market, and China Mobile Ltd., which provides mobile telecommunications and related services (5.7% and 9.4% of long-term investments, respectively, as of 8/31/07) were particularly strong. Just a few of the Fund’s positions had negative returns. These included Gafisa S.A., a Brazilian home builder, and two Brazilian airlines, TAM S.A. and GOL Linhas Aereas Inteligentes S.A. (0.2%, 0.3% and 0.3% of long-term investments, respectively, as of 8/31/07).

8 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

MCG | Claymore/Clear Mid-Cap Growth Index ETF

Fund Overview

The Claymore/Clear Mid-Cap Growth Index ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Clear Mid-Cap Growth Index (the “Index”). The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Clear Mid-Cap Growth Index is comprised of U.S. common stocks and ADRs of companies that have mid-sized market capitalizations and growth characteristics as defined by Clear Indexes LLC (“Clear”). Market capitalizations typically range between $2 billion and $10 billion. Companies are selected based on a set of investment algorithms proprietary to Clear that evaluate a firm’s fundamental characteristics and valuation. Fundamental characteristics include sales and profit growth along with financial leverage and return on equity. Valuation includes price to earnings and price to earnings to growth metrics. The Index consists of 50 stocks and will rebalance quarterly.

Fund Performance

This report discusses an abbreviated annual fiscal period from the Fund’s inception date of April 26, 2007, through August 31, 2007.

On a market price basis, the Fund generated a total return of -1.96%, representing a change in market price to $24.50 on August 31, 2007, from $24.99 at inception. On a net asset value (“NAV”) basis, the Fund generated a total return of -2.08%, representing a change in NAV to $24.47 on August 31, 2007, from $24.99 at inception. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For index and broad market comparison purposes, the Index returned -1.31% and the Standard & Poor’s 500 Index (“S&P 500”) returned -0.70% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The U.S. equity market, as represented by the S&P 500, was down for the period of the Fund’s inception date April 26, 2007, through August 31, 2007. Most international equity markets outperformed the U.S. market, and emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s strongest gains from the inception date of April 26, 2007 through August 31, 2007, were in the energy sector, followed by the industrials sector. Sectors that detracted most from returns were the consumer discretionary and consumer staples sectors. Holdings that contributed most to return included Varian Semiconductor Equipment Associates, Inc., a supplier of ion implantation systems used in the fabrication of semiconductor chips; shoe marketer CROCS, Inc.; and FMC Technologies, Inc., a global provider of technology solutions (2.8%, 2.8% and 2.5% of total investments, respectively, as of 8/31/07). Holdings that detracted from performance include nutritional supplement supplier NBTY, Inc., retailer Office Depot Inc., and footwear retailer Collective Brands, Inc. (1.8%, 1.6% and 1.5% of total investments, respectively, as of 8/31/07).

Annual Report | August 31, 2007 | 9

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

CSD | Claymore/Clear Spin-Off ETF

Fund Overview

The Claymore/Clear Spin-Off ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Clear Spin-Off Index (the “Spin-off Index” or the “Index”). The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Spin-off Index selection methodology is designed to identify companies with potentially superior risk/return profiles as determined by Clear Indexes LLC, the Index Provider. The Index is designed to actively represent the stock of a group of companies that have recently been spun-off from larger corporations and have the opportunity to better focus on their core market segment and outperform, on a risk-adjusted basis, the Russell Midcap® Growth Index and other mid-cap-oriented benchmark indices.

Fund Performance

This report discusses an abbreviated annual fiscal period from the Fund’s inception date of December 15, 2006, through August 31, 2007.

On a market price basis, the Fund generated a total return of 15.05%, representing a change in market price to $28.97 on August 31, 2007, from $25.18 at inception. On a net asset value (“NAV”) basis, the Fund generated a total return of 15.25%, representing a change in NAV to $29.02 on August 31, 2007, from $25.18 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For index and broad market comparison purposes, the Index returned 15.93% and the Standard & Poor’s 500 Index (“S&P 500”) generated a return of 4.62% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s strongest gains from its inception date of December 15, 2006 through August 31, 2007, were in the materials sector, followed by the consumer discretionary sector. Positions in the information technology, financials and consumer staples sectors detracted from performance. Among the holdings that contributed most to performance were The Mosaic Company, which produces agricultural chemicals (not in the portfolio as of 8/31/07); Discovery Holding Company, a media and entertainment company (5.5% of total investments); and mini-mill steel producer Gerdau AmeriSteel Corp. (not in the portfolio as of 8/31/07). Detractors from performance included Spansion Inc., a producer of Flash memory systems; Western Union Company, a provider of money transfer services; and Fidelity National Financial Inc., a provider of title insurance and other specialty insurance products and services (1.1%, 4.4% and 3.7% of total investments, respectively, as of 8/31/07).

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XGC | Claymore/Great Companies Large-Cap Growth Index ETF

Fund Overview

The Claymore/Great Companies Large-Cap Growth Index ETF

(the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Great Companies Large-Cap Growth Index (the “Large-Cap Index” or “Index”). The Fund will normally invest at least 90% of its total assets in common stocks and American depositary receipts (“ADRs”) that comprise the Index. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Large-Cap Index is composed of between 35 and 50 securities selected using a quantitative methodology developed by Great Companies, Inc. (“Great Companies” or the “Index Provider”) that is based on earnings growth, market price relative to True Worth™ (a proprietary valuation metric of Great Companies that measures implied cash flow returns relative to a stock’s current multiple as well as comparable common stocks at competitive firms), and the traits of “great companies” as detailed in the book Great Companies, Great Returns, by Jim Huguet, published by Random House (1999).

Fund Performance

This report discusses an abbreviated annual fiscal period from the Fund’s inception date of April 2, 2007, through August 31, 2007.

With the market price of the Shares unchanged at $25.02 from the inception date through August 31, 2007, the Fund’s total return on a market basis was 0.00%. On a net asset value (“NAV”) basis, the Fund generated a total return of -0.04%, representing a change in NAV to $25.01 on August 31, 2007, from $25.02 at inception. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For index and broad market comparison purposes, the Index returned 1.04% and the Standard & Poor’s 500 Index (“S&P 500”) returned 4.26% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s largest gains from the inception date of April 2, 2007 through August 31, 2007, were in the information technology sector, followed by the energy and industrials sectors. The greatest detractors from performance were positions in the consumer discretionary and financials sectors. Holdings that contributed most to performance include Research In Motion Ltd., producer of BlackBerry wireless devices, and two Canadian energy companies, Petro-Canada and Imperial Oil Ltd. (4.0%, 3.3% and 4.8% of total investments, respectively, as of August 31, 2007). Detractors from performance included financial services firms Bear Stearns Cos., Inc. and Lehman Brothers Holdings, Inc. and steel producer Nucor Corporation (1.7%, 2.8% and 3.1% of total investments, respectively, as of August 31, 2007).

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SCV | Claymore/IndexIQ Small Cap-Value ETF

Fund Overview

The Claymore/IndexIQ Small Cap-Value ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the IndexIQ Active Value Small Cap Index (the “Active Value Index” or the “Index”). The Fund will normally invest at least 90% of its total assets in common stock that comprise the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index. The Active Value Index is comprised of approximately 100 stocks selected, based on investment and other criteria, from a broad universe of U.S. listed common stocks. The universe of companies includes approximately 1,200 listed companies that have a small-market capitalization ranging from $400 million to $1.5 billion as determined by IndexIQ, Inc. (“IndexIQ” or the “Index Provider”) and other minimum liquidity characteristics.

The Active Value Index selection methodology is designed to identify companies with potentially superior risk-return profiles as determined by IndexIQ. The Index seeks to represent a group of small-capitalization companies that are demonstrating favorable value-oriented characteristics and are reinvesting in themselves to strengthen their future competitive positioning, giving them the potential to outperform, on a risk-adjusted basis, the Russell 2000® Index and other small-cap-oriented benchmark indices. The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that are believed to offer the greatest potential from a risk/return perspective.

Fund Performance

This report discusses an abbreviated annual fiscal period from the Fund’s inception date of April 26, 2007, through August 31, 2007.

On a market price basis, the Fund generated a total return of -9.94%, representing a change in market price to $22.73 on August 31, 2007, from $25.24 at inception. On a net asset value (“NAV”) basis, the Fund generated a total return of -9.82%, representing a change in NAV to $22.76 on August 31, 2007, from $25.24 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For index and broad market comparison purposes, the Index returned -9.12% and the Standard & Poor’s 500 Index (“S&P 500”) returned -0.70% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The U.S. equity market, as represented by the S&P 500, was down for the period of the Fund’s inception date April 26, 2007, through August 31, 2007. Most international equity markets outperformed the U.S. market, and emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

During the period from the Fund’s inception date of April 26, 2007 through August 31, 2007, there were declines in the market in which the Fund invests; among the 10 industry sectors into which the Fund’s portfolio is divided, only the industrials sector made a positive contribution to returns. The consumer discretionary and financials sectors detracted most from returns. Holdings that contributed significantly to return included OmniVision Technologies, Inc., which produces semiconductor image sensor devices; Cree, Inc., a technology company that produces components of flat screens; and Cabot Microelectronics Corp., which supplies high-performance polishing slurries used in the manufacture of integrated circuit devices (3.1%, 2.2% and 1.2% of total investments, respectively, as of 8/31/07). Detractors included mortgage insurer Triad Guaranty, Inc., broadcaster Radio One, Inc. and Westwood One, Inc., which provides programming and information services to radio and television stations (0.4%, 0.8% and 0.9% of total investments, respectively, as of 8/31/07).

12 | Annual Report | August 31, 2007

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GRN | Claymore/LGA Green ETF

Fund Overview

The Claymore/LGA Green ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Light Green Eco*Index™ (the “Eco Index” or “Index”). The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Eco Index selection methodology is designed to identify companies with the best combination of environmental performance trends in their respective industries as determined by Light Green Advisors (“LGA” or the “Index Provider”). The Index seeks to actively represent a broadly diversified group of liquid major market stocks with representation from all economic sectors that are demonstrable environmental leaders in terms of waste minimization, clean production, pollution and spill prevention, and consistent compliance with environmental laws.

Fund Performance

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. The Fund’s inception date was December 15, 2006. This report discusses an abbreviated annual fiscal period from the Fund’s inception through August 31, 2007. The Fund made an annual distribution of $0.00311 per share on December 29, 2006, to shareholders of record on December 27, 2006.

On a market price basis, the Fund generated a total return of 2.70%, representing a change in market price to $25.95 on August 31, 2007, from $25.27 at inception. On an NAV basis, the Fund generated a total return of 2.51%, representing a change in NAV to $25.90 on August 31, 2007, from $25.27 at inception. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For index and broad market comparison purposes, the Eco Index generated a return of 3.40% and the Standard & Poor’s 500 Index (“S&P 500”) generated a return of 4.62% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s strongest gains since its inception on December 15, 2006 through August 31, 2007, came from the energy, industrials and information technology sectors, all of which posted double-digit gains. Two sectors, the financials and consumer discretionary sectors, had negative returns. Positions that contributed most to return included technology leader Apple Inc. (1.5% of total investments as of 8/31/07), telecommunications giant AT&T Inc. (3.8% of total investments as of 8/31/07) and integrated oil company Exxon Mobil Corp. (not in the portfolio as of 8/31/07). Major detractors from performance were financial services leaders Citigroup Inc. and Goldman Sachs Group Inc. (4.1% and 1.2% of total investments, respectively, as of 8/31/07) and Amgen Inc., a global biotechnology company (0.7% of total investments as of 8/31/07).

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OTR | Claymore/Ocean Tomo Growth Index ETF

Fund Overview

The Claymore/Ocean Tomo Growth Index ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Ocean Tomo 300® Patent Growth Index (the “Index”). The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Index is comprised of 60 stocks selected, based on investment and other criteria, from a universe of U.S. listed companies. The universe of companies includes the 300 companies that comprise the Ocean Tomo 300® Patent Index without limit on market capitalization, but which are primarily mid-to-large capitalization companies with capitalization in excess of $1 billion. The Ocean Tomo 300® Patent Growth Index selection process is designed to identify six companies in each of ten market capitalization deciles with the highest price-to-book ratio from the universe of companies that are members of the Ocean Tomo 300® Patent Index. The resulting 60 companies form the Index.

The Index constituent selection methodology was developed by Ocean Tomo, LLC (“Ocean Tomo” or the “Index Provider”) as a quantitative approach to selecting stocks in a diversified portfolio from a group of listed equities. The Index member selection model evaluates and selects stocks on the basis of the value of their intellectual property, specifically their patent valuations, using Ocean Tomo’s PatentRatings® software, from a universe of U.S.-listed stocks using a proprietary, 100% rules-based methodology developed by Ocean Tomo. The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the greatest potential from a risk/return perspective.

Fund Performance

This report discusses an abbreviated annual fiscal period from the Fund’s inception date of April 2, 2007, through August 31, 2007.

On a market price basis, the Fund generated a total return of 9.19%, representing a change in market price to $27.45 on August 31, 2007, from $25.14 at inception. On a net asset value (“NAV”) basis, the Fund generated a total return of 9.15%, representing a change in NAV to $27.44 on August 31, 2007, from $25.14 at inception. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For index and broad market comparison purposes, the Index returned 10.12% and the Standard & Poor’s 500 Index (“S&P 500”) returned 4.26% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s strongest gains from the inception date of April 2, 2007 through August 31, 2007, were in the information technology and industrials sectors. The only sector with a negative return was the materials sector. Positions that contributed most to performance included computer maker Apple, Inc., online retailer Amazon.com, Inc. and ABB, Ltd., a Swiss provider of power and automation technologies (6.5%, 2.0% and 3.7% of total investments, respectively, as of 8/31/07). Detractors from performance were Qualcomm, Inc., a producer of digital wireless telecommunications products; pharmaceutical producer GlaxoSmithKline PLC; and Nortel Networks Corp., a global supplier of networking solutions (5.8%, 12.5% and 0.6% of total investments, respectively, as of 8/31/07).

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OTP | Claymore/Ocean Tomo Patent ETF

Fund Overview

The Claymore/Ocean Tomo Patent ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Ocean Tomo 300® Patent Index (the “OceanTomo 300” or “Index”). The OceanTomo 300 is the first publicly-available patent index. The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Index selection methodology is designed to identify six companies within each of 50 style and size groups (which include value, relative value, blend, growth at a reasonable price (GARP) and growth by decile) with the highest patent value to book value ratio as determined by OceanTomo, LLC (the “Index Provider”) using OceanTomo’s Patent Ratings™ software. The Index is designed to actively represent a group of stocks that own quality patent portfolios.

Fund Performance

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses an abbreviated annual fiscal period from the Fund’s inception date of December 15, 2006, through August 31, 2007. The Fund made an annual distribution of $0.00285 per share on December 29, 2006, to shareholders of record on December 27, 2006.

On a market price basis, the Fund generated a total return of 9.47%, representing a change in market price to $27.66 on August 31, 2007, from $25.27 at inception. On an NAV basis, the Fund generated a total return of 10.50%, representing a change in NAV to $27.92 on August 31, 2007, from $25.27 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For index and broad market comparison purposes, the Ocean-Tomo 300 Index returned 11.31% and the Standard & Poor’s 500 Index (“S&P 500”) returned of 4.62% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

From the Fund’s inception date of December 15, 2006 through August 31, 2007, nine of the 10 industry sectors in the portfolio had positive returns; the Fund’s strongest gains came from the information technology and industrials sectors. Only the financials sector detracted from performance. Positions that made the strongest contributions to performance included mobile phone manufacturer Nokia OYJ, integrated oil company Exxon Mobil Corp., technology leader Apple Inc. and telecommunications giant AT&T Inc. (1.6%, 6.2%, 1.5% and 3.1% of total investments, respectively, as of 8/31/07). Detractors from performance were Amgen Inc., a global biotechnology firm, software company Microsoft Corp. and auto company Toyota Motor Corp. (0.7%, 3.5% and 2.7% of total investments, respectively, as of 8/31/07).

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DEF | Claymore/Sabrient Defender ETF

Fund Overview

The Claymore/Sabrient Defender ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sabrient Defensive Equity Index (the “Defensive Equity Index” or “Index”). The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Defensive Equity Index selection methodology is designed to identify companies with potentially superior risk/return profiles, as determined by Sabrient Systems, LLC (“Sabrient” or the “Index Provider”), during periods of weakness in the markets and/or the American economy overall. The Index is designed to actively represent a group of stocks that reflect occurrences such as low relative valuations, conservative accounting, dividend payments and a history of out-performance during bearish market periods. The Index constituents represent a “defensive” portfolio with the potential to outperform the S&P 500 Index and other broad market benchmark indices on a risk-adjusted basis during periods of market weakness, while still providing the potential for positive returns during strong market periods.

Fund Performance

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses an abbreviated annual fiscal period from the Fund’s inception date of December 15, 2006, through August 31, 2007. The Fund made an annual distribution of $0.00556 per share on December 29, 2006, to shareholders of record on December 27, 2006.

On a market price basis, the Fund generated a total return of 4.89%, representing a change in market price to $26.29 on August 31, 2007, from $25.07 at inception. On a net asset value (“NAV”) basis, the Fund generated a total return of 5.09%, representing a change in NAV to $26.34 on August 31, 2007, from $25.07 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For index and broad market comparison purposes, the Sabrient Defensive Equity Index returned 5.68% and the Standard & Poor’s 500 Index (“S&P 500”) generated a return of 4.62% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s strongest gains from the inception date of December 15, 2006 through August 31, 2007, came in the telecommunications, materials and consumer staples sectors. Positioning in the financials and information technology sectors detracted from performance. Among the top contributors were Alcan, Inc., a Canadian aluminum and mining company (1.0% of total investments as of 8/31/07); Dade Behring Holdings, Inc., a manufacturer and distributor of diagnostic products (1.0% of total investments as of 8/31/07); international energy company Norsk Hydro ASA (not in the portfolio as of 8/31/07); and BCE, Inc., a Canadian communications company (1.0% of total investments as of 8/31/07). The three main detractors from performance were in the financials sector: insurance underwriter Old Republic International Corp. (1.0% of total investments as of 8/31/07); Liberty Property Trust, a real estate investment trust (not in the portfolio as of 8/31/07); and American Financial Group Inc., an insurance holding company (not in the portfolio as of 8/31/07).

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NFO | Claymore/Sabrient Insider ETF

Fund Overview

The Claymore/Sabrient Insider ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sabrient Insider Sentiment Index (the “Insider Sentiment Index” or “Index”). The Fund normally will invest in at least 90% of its total assets in common stocks and American depositary receipts (“ADRs”) that comprise the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Insider Sentiment Index selection methodology is designed to identify companies with potentially superior risk-return profiles as determined by Sabrient Systems, LLC (“Sabrient” or the “Index Provider”). The objective of the Index is to actively represent a group of stocks that are reflecting favorable corporate insider buying trends (determined via the public filings of such corporate insiders) and Wall Street analyst earnings estimate increases, giving them the potential to outperform the S&P 500 Index and other broad market benchmark indices on a risk-adjusted basis.

Fund Performance

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses an abbreviated annual fiscal period from the Fund’s inception date of September 21, 2006, through August 31, 2007. The Fund made an annual distribution of $0.038 per share on December 29, 2006, to shareholders of record on December 27, 2006.

On a market price basis, the Fund generated a total return of 17.31%, representing a change in market price to $29.45 on August 31, 2007, from $25.14 at inception. On an NAV basis, the Fund generated a total return of 17.43%, representing a change in NAV to $29.48 on August 31, 2007, from $25.14 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For index and broad market comparison purposes, the Sabrient Insider Index returned 18.31% and the Standard & Poor’s 500 Index (“S&P 500”) returned 13.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s strongest gains from the inception date of September 21, 2006 through August 31, 2007, came from the industrials and energy sectors. Positions in the financials and telecommunication services sectors detracted from returns. Holdings that contributed most to performance were Blue Coat Systems, Inc., which provides internet security systems to businesses; SunPower Corporation, which produces solar power products and services; and crude oil refiner Western Refining, Inc. (2.0%, 1.3% and 1.1% of total investments, respectively, as of 8/31/07). Holdings that detracted from performance include bank holding company Corus Bankshares, Inc. (0.8% of total investments); Rackable Systems, Inc., which produces computer servers and storage systems (not in the portfolio as of 8/31/07); Silicon Image, Inc., which develops semiconductor devices for digital content delivery (not in the portfolio as of 8/31/07); and Rogers Corp., a producer of polymer components for technology applications (not in the portfolio as of 8/31/07).

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STH | Claymore/Sabrient Stealth ETF

Fund Overview

The Claymore/Sabrient Stealth ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sabrient Stealth Index (the “Stealth Index” or “Index”). The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Stealth Index selection methodology is designed to identify companies with potentially superior risk-return profiles as determined by Sabrient Systems, LLC (“Sabrient” or the “Index Provider”). The objective of the Index is to actively represent a group of stocks that are “flying under the radar screen” of Wall Street’s analysts, but which have displayed robust growth characteristics that give them the potential to outperform, on a risk-adjusted basis, the Russell 2000® Small Cap Index and other small-cap-oriented benchmark indices.

Fund Performance

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses an abbreviated annual fiscal period from the Fund’s inception date of September 21, 2006, through August 31, 2007. The Fund made an annual distribution of $0.0711 per share on December 29, 2006, to shareholders of record on December 27, 2006.

On a market price basis, the Fund generated a total return of 4.36%, representing a change in market price to $26.18 on August 31, 2007, from $25.15 at inception. On an NAV basis, the Fund generated a total return of 4.64%, representing a change in NAV to $26.25 on August 31, 2007, from $25.15 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For index and broad market comparison purposes, the Sabrient Stealth Index returned 5.66% and the Standard & Poor’s 500 Index (“S&P 500”) returned 13.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s strongest gains from its inception date of September 21, 2006 through August 31, 2007, came in the materials sector, followed by the energy sector. Positions in the utilities and telecommunication services sectors detracted from performance. Holdings that contributed most to performance include GrafTech International Ltd., which produces graphite products (not in the portfolio as of 8/31/07); Imergent, Inc., which provides e-commerce technology to small businesses (not in the portfolio as of 8/31/07); financial services firm U.S. Global Investors Inc. (1.2% of total investments, as of 8/31/07); and Bolt Technology Corp., which produces geophysical equipment and industrial products (not in the portfolio as of 8/31/07). Holdings that detracted from performance include Coleman Cable, Inc., which produces electrical wire and cable products (0.7% of total investments, as of 8/31/07); Radian Group, Inc., a global credit enhancement company (0.4% of total investments, as of 8/31/07); and real estate and distribution company AMREP Corporation (not in the portfolio as of 8/31/07).

18 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

CZG | Claymore/Zacks Growth & Income Index ETF

Fund Overview

The Claymore/Zacks Growth & Income Index ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks Growth & Income Index (the “Index”). The Index is comprised of 225 stocks selected, based on investment and other criteria, from a universe of the 1,500 most liquid U.S. listed equity securities. The Fund will normally invest at least 90% of its total assets in common stocks and American depositary receipts (“ADRs”) that comprise the Index. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Zacks Growth & Income Index selection methodology is designed to identify securities with potentially high income, long-term growth potential and superior risk-return profiles as determined by Zacks Investment Research, Inc. (“Zacks or the “Index Provider”). The Index is designed to select a diversified group of stocks with the potential to outperform, on a risk-adjusted basis, the Russell® 1000 Index and other benchmark indices.

Fund Performance

This report discusses an abbreviated annual fiscal period from the Fund’s inception date of April 2, 2007, through August 31, 2007.

On a market price basis, the Fund generated a total return of -2.51%, representing a change in market price to $24.45 on August 31, 2007, from $25.08 at inception. On a net asset value (“NAV”) basis, the Fund generated a total return of 0.92%, representing a change in NAV to $25.31 on August 31, 2007, from $25.08 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For index and broad market comparison purposes, the Index returned 1.91%, and the Standard & Poor’s 500 Index (“S&P 500”) returned 4.26% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s strongest gains from the Fund’s inception date of April 2, 2007 through August 31, 2007, were in the industrials sector, followed by the information technology sector. The financials, utilities and consumer staples sectors were detractors from returns. Holdings that contributed most to performance include Southern Copper Corp., an integrated producer of copper, molybdenum, zinc and silver (0.6% of total investments as of 8/31/07); shoe marketer Crocs, Inc. (not in the portfolio as of 8/31/07); and aQuantive, Inc., a digital marketing company that was acquired by Microsoft Corporation. (Neither aQuantive nor Microsoft is held in the portfolio as of 8/31/07.) Positions that detracted from performance include Heelys, Inc., which markets wheeled footwear and sport-inspired accessories (0.1% of total investments as of 8/31/07); Jones Soda Co., a marketer of alternative beverages (not in the portfolio as of 8/31/07); and specialty finance company KKR Financial Holdings LLC (0.5% of total investments as of 8/31/07).

Annual Report | August 31, 2007 | 19

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

CZA | Claymore/Zacks Mid-Cap Core ETF

Fund Overview

The Claymore/Zacks Mid-Cap Core ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks Mid-Cap Core Index (the “Index”). The Index is comprised of 100 stocks selected, based on investment and other criteria, from a universe of mid-capitalization common stocks and American depositary receipts (“ADRs”). Currently, the mid-capitalization universe ranges from approximately $2 billion in market capitalization to $10 billion in market capitalization as defined by Zacks Investment Research, Inc. (“Zacks or the “Index Provider”). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will normally invest at least 90% of its total assets in securities that comprise the Index. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Zacks Mid-Cap Core Index selection methodology is designed to identify securities with potentially superior risk-return profiles as determined by Zacks. The Index seeks to select a group of stocks with the potential to outperform the Russell MidCap Index, the S&P MidCap 400 Index and other benchmark indices on a risk-adjusted basis.

Fund Performance

This report discusses an abbreviated annual fiscal period from the Fund’s inception date of April 2, 2007, through August 31, 2007.

On a market price basis, the Fund generated a total return of 1.99%, representing a change in market price to $25.59 on August 31, 2007, from $25.09 at inception. On a net asset value (“NAV”) basis, the Fund generated a total return of 1.64%, representing a change in NAV to $25.50 on August 31, 2007, from $25.09 at inception. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For index and broad market comparison purposes, the Index returned 2.34%, and the Standard & Poor’s 500 Index (“S&P 500”) returned 4.26% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s strongest gains from the inception date of April 2, 2007 through August 31, 2007, were in the industrials sector. Other sectors with positive returns were the materials, health care and consumer staples sectors. The financials, energy and information technology sectors were the greatest detractors from returns. Holdings that contributed most to performance include CNH Global N.V., a Dutch manufacturer of agricultural and construction equipment; Textron, Inc., a global multi-industry company; and Cooper Industries, Inc., which produces electrical products and tools (none of these stocks were in the portfolio as of 8/31/07). Positions that detracted from performance include printer R.R. Donnelley & Sons Company; employment services firm Manpower, Inc.; and finance company CIT Group, Inc. (1.5%, 1.2% and 1.4% of total investments, respectively, as of 8/31/07).

20 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

XRO | Claymore/Zacks Sector Rotation ETF

Fund Overview

The Claymore/Zacks Sector Rotation ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks Sector Rotation Index (the “Index”). The Fund will normally invest at least 90% of its total assets in common stocks and American depositary receipts (“ADRs”) that comprise the Index. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index. The Index uses a proprietary quantitative methodology developed by Zacks Investment Research, Inc. to overweight (as compared to other benchmark indices) sectors with potentially superior risk-return profiles. The objective of the Index is to overweight those sectors that combined have the potential to outperform, on a risk-adjusted basis, the S&P 500 Index and other benchmark indices.

Fund Performance

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses an abbreviated annual fiscal period from the Fund’s inception date of September 21, 2006, through August 31, 2007. The Fund made an annual distribution of $0.0374 per share on December 29, 2006, to shareholders of record on December 27, 2006.

On a market price basis, the Fund generated a total return of 18.69%, representing a change in market price to $29.61 on August 31, 2007, from $24.98 at inception. On an NAV basis, the Fund generated a total return of 18.41%, representing a change in NAV to $29.54 on August 31, 2007, from $24.98 at inception. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For index and broad market comparison purposes, the Index returned 18.79% and the Standard & Poor’s 500 Index (“S&P 500”) returned 13.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

The Fund’s strongest gains from the inception date of September 21, 2006 through August 31, 2007, were in the financials and materials sectors. While all sectors made positive contributions to return, the consumer staples sector contributed least. Holdings that contributed most to performance include China Life Insurance Co. Ltd. (2.4% of total investments as of 8/31/07); farm equipment manufacturer Deere & Co. (2.0%, of total investments as of 8/31/07); and Southern Copper Corp., an integrated producer of copper, molybdenum, zinc and silver (not held in the portfolio as of 8/31/07). Positions that detracted from performance include ENSCO International Inc., an international offshore contract drilling company (1.0% of total investments as of 8/31/07); pharmaceutical producer Forest Laboratories Inc. (not held in the portfolio as of 8/31/07); and NYSE Euronext, a liquid exchange group offering a diverse array of financial products and services (1.4% of total investments as of 8/31/07).

Annual Report | August 31, 2007 | 21

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

CVY | Claymore/Zacks Yield Hog ETF

Fund Overview

The Claymore/Zacks Yield Hog ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks Yield Hog Index (the “Index”). The Fund will normally invest at least 90% of its total assets in common stocks and American depositary receipts (“ADRs”) that comprise the Index. The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that quantitative analysis is used to select stocks from the Index universe to obtain a representative sample of stocks that resemble the Index in terms of key risk factors, performance attributes and other characteristics. However, the Fund may use replication to achieve its objective if practicable. Claymore Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”), seeks a correlation over time of 95% or better between the Fund’s performance and the performance of the Index.

The Zacks Yield Hog Index selection methodology is designed to identify companies with potentially high income and superior risk-return profiles as determined by Zacks Investment Research, Inc. (“Zacks or the “Index Provider”). The objective of the Index is to select a diversified group of securities with the potential to have a yield in excess of and outperform on a risk-adjusted basis the Dow Jones US Select Dividend Index and other benchmark indices.

Fund Performance

This report discusses an abbreviated annual fiscal period from the Fund’s inception date of September 21, 2006, through August 31, 2007.

On a market price basis, the Fund generated a total return of 8.50%, representing a change in market price to $26.10 on August 31, 2007, from $24.96 at inception. On a net asset value (“NAV”) basis, the Fund generated a total return of 8.67%, representing a change in NAV to $26.14 on August 31, 2007, from $24.96 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For index and broad market comparison purposes, the Index returned 10.25%, and the Standard & Poor’s 500 Index (“S&P 500”) returned 13.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

Economic and Market Overview

Economic reports have been mixed during 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies have continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal period ended August 31, 2007, was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. In recent months, investors have demonstrated reduced appetites for risk; the result has been wider credit spreads in the bond market and increased volatility in equity markets.

Performance Attribution

Nine of the Fund’s 10 industry sectors made positive contributions to performance from the Fund’s inception date of September 21, 2006 through August 31, 2007; the one exception was the financials sector. The Fund’s strongest gains were in the energy and materials sectors. Holdings that contributed most to performance include Southern Copper Corp., an integrated producer of copper, molybdenum, zinc and silver (1.3% of long-term investments); Tele Norte Leste Participacoes SA, a Brazilian provider of telecommunications services(not held in the portfolio as of 8/31/07); and Lyondell Chemical Co., a chemical producer and oil refiner (not held in the portfolio as of 8/31/07). Positions that detracted from performance include RAIT Financial Trust (0.3% of long-term investments), NovaStar Financial Inc. (not held in the portfolio as of 8/31/07), and New Century Financial Corp. (not held in the portfolio as of 8/31/07), all of which are involved in financing real estate.

22 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. There can be no assurance that the Funds will achieve their investment objectives.

An investment in the Funds is subject to certain risks and other considerations that include, but are not limited to:

Investment Risk.This includes the risk of the possible loss of the entire principal amount that you invest.

Equity Risk. This includes the risk that the value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Replication Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, the Funds won’t necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Non-Correlation Risk. The Funds’ returns may not match the returns of the indices. For example, the Funds incur operating expenses not applicable to the indices, and incur costs in buying and selling securities, especially when rebalancing the Funds’ holdings to reflect changes in the composition of the indices.

Issuer-Specific Changes Risk. Investments in non-U.S. issuers may involve unique risks, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers.

Non-Diversified Fund Risk. The Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Micro-, Small- and Medium-Sized Company Risk. Investing in securities of micro-cap, small- and medium-sized companies involves greater risk than investing in more established companies. These companies’ stocks may be more volatile and less liquid than those of more established companies.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Funds’ investments or prevent the Funds from realizing the full value of their investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets.

Industry Risk. While the Funds do not concentrate in any industry, to the extent that the Funds’ focus their investments in a particular industry or group of related industries, the NAV of the Funds will be more susceptible to factors affecting that industry or sector.

There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

The Claymore/BNY BRIC ETF is also subject to risks incurred by investing in companies that are located in Brazil, Russia, India and China. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of the currency of Brazil, which have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Investing in securities of Russian companies involves additional risks, including, among others, the absence of developed legal structures governing private or foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Russia as a result of expropriation. Investing in securities of Indian companies involves additional risks, including, but not limited to, greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, more substantial governmental involvement in the economy, higher rates of inflation and greater political, economic and social uncertainty. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. As an investor in such companies, the Fund is indirectly subject to those risks.

The Claymore/Zacks Yield Hog ETF is also subject to risks incurred by investing in preferred stocks—some that may be rated below investment grade, REITs, master limited partnerships and other investment companies.

The Claymore/Zacks Sector Rotation ETF is also subject to various sector risks and portfolio turnover risks.

The Claymore/Ocean Tomo Patent ETF and the Claymore/Ocean Tomo Growth Index ETF are also subject to patent risk meaning that the companies in which they invest (via the Index) can be significantly affected by patent considerations, including the termination of their patent protection for their products.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information.

Annual Report | August 31, 2007 | 23

Claymore Exchange-Traded Fund Trust

Fund Summary & Performance | As of August 31, 2007 (unaudited)

BST | Claymore/BIR Leaders 50 ETF

Fund Statistics
Share Price	$24.57
Net Asset Value	$25.23
Premium/Discount to NAV	-2.62%
Net Assets ($000)	$3,785

Total Returns
(Inception 4/02/07)	Since Inception
Claymore/BIR Leaders 50 ETF
NAV	1.33%
Market	-1.32%

BIR Leaders 50 Index	2.16%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $24.90 for share price returns or initial net asset value (NAV) of $24.90 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 1.83% while the Fund’s annualized gross operating expense ratio was determined to be 7.57%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%.Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials	21.2%
Industrials	15.5%
Information Technology	14.9%
Consumer Discretionary	13.2%
Health Care	11.8%
Materials	6.1%
Energy	4.9%
Telecommunication Services	4.4%
Consumer Staples	4.3%
Utilities	3.6%

Total Investments	99.9%
Other Assets in excess of Liabilities	0.1%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Precision Castparts Corp.	2.8%
Parker Hannifin Corp.	2.6%
Chevron Corp.	2.5%
Schering-Plough Corp.	2.5%
International Business Machines Corp.	2.5%
Hewlett-Packard Co.	2.5%
Oracle Corp.	2.4%
Paccar, Inc.	2.4%
Cisco Systems, Inc.	2.4%
Exxon Mobil Corp.	2.3%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

24 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

BMV | Claymore/BIR Leaders Mid-Cap Value ETF

Fund Statistics
Share Price	$24.03
Net Asset Value	$24.29
Premium/Discount to NAV	-1.07%
Net Assets ($000)	$1,215

Total Returns
(Inception 4/2/07)	Since Inception
Claymore/BIR Leaders Mid-Cap Value ETF
NAV	-2.72%
Market	-3.76%

BIR Leaders Mid-Cap Value Index	-1.83%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $24.97 for share price returns or initial net asset value (NAV) of $24.97 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 1.94% while the Fund’s annualized gross operating expense ratio was determined to be 7.81%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Total Net Assets
Financials	19.8%
Industrials	18.6%
Utilities	18.1%
Consumer Discretionary	10.9%
Materials	9.2%
Information Technology	6.5%
Consumer Staples	5.3%
Health Care	4.1%
Telecommunication Services	3.6%
Energy	3.0%

Total Common Stocks	99.1%
Exchange-Traded Funds	1.0%

Total Long-Term Investments	100.1%
Liabilities in excess of Other Assets	-0.1%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Cummins, Inc.	1.8%
Expedia, Inc.	1.4%
US Cellular Corp.	1.4%
Parker Hannifin Corp.	1.3%
A.G. Edwards, Inc.	1.3%
Goodrich Corp.	1.3%
Celanese Corp. - Series A	1.3%
Paccar, Inc.	1.2%
Lubrizol Corp.	1.2%
Air Products & Chemicals, Inc.	1.2%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

Annual Report | August 31, 2007 | 25

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

BES | Claymore/BIR Leaders Small-Cap Core ETF

Fund Statistics
Share Price	$24.32
Net Asset Value	$24.34
Premium/Discount to NAV	-0.08%
Net Assets ($000)	$2,434

Total Returns
(Inception 4/2/07)	Since Inception
Claymore/BIR Leaders Small-Cap Core ETF
NAV	-2.37%
Market	-2.45%

BIR Leaders Small-Cap Core Index	-1.56%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $24.93 for share price returns or initial net asset value (NAV) of $24.93 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 1.72% while the Fund’s annualized gross operating expense ratio was determined to be 6.64%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Industrials	23.7%
Financials	16.7%
Consumer Discretionary	12.6%
Energy	10.6%
Materials	9.6%
Health Care	8.9%
Information Technology	8.8%
Utilities	6.2%
Consumer Staples	2.3%
Telecommunication Services	0.7%

Total Investments	100.1%
Liabilities in excess of Other Assets	-0.1%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Western Refining, Inc.	1.5%
Varian Semiconductor Equipment Associates, Inc.	1.5%
priceline.com, Inc.	1.3%
CommScope, Inc.	1.2%
Deckers Outdoor Corp.	1.2%
Oil States International, Inc.	1.2%
Robbins & Myers, Inc.	1.2%
Triumph Group, Inc.	1.1%
Alon USA Energy, Inc.	1.1%
Cleveland-Cliffs, Inc.	1.1%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

26 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

EEB | Claymore/BNY BRIC ETF

Fund Statistics
Share Price	$40.75
Net Asset Value	$40.69
Premium/Discount to NAV	0.15%
Net Assets ($000)	$419,092

Total Returns

(Inception 9/21/06)	Six Month	Since Inception
Claymore/ BNY BRIC ETF
NAV	34.91%	65.78%
Market	34.89%	66.02%

Bank of New York Mellon
BRIC Select ADR Index	35.53%	67.86%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $24.58 for share price returns or initial net asset value (NAV) of $24.58 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.75%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.64% while the Fund’s annualized gross operating expense ratio was determined to be 0.68%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%.Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Energy	23.9%
Telecommunication Services	20.8%
Financials	18.4%
Materials	17.0%
Information Technology	7.1%
Industrials	3.3%
Consumer Staples	3.3%
Consumer Discretionary	2.6%
Utilities	2.5%
Health Care	0.8%

Total Common and Preferred Stocks	99.7%
Exchange Traded Funds	0.0%

Total Long-Term Investments	99.7%
Short-Term Investments	0.0%
Other Assets in excess of Liabilities	0.3%

Net Assets	100.0%

Country Breakdown	% of Long-Term Investments
Brazil	46.8%
China	37.9%
India	10.5%
Russia	4.8%
United States - Exchange Traded Fund	0.0%

Top Ten Holdings	% of Long-Term Investments
China Mobile Ltd., ADR	9.4%
Petroleo Brasileiro SA, Preference Shares, ADR	6.8%
Cia Vale do Rio Doce, Preference Shares, ADR	6.5%
Petroleo Brasileiro SA, ADR	5.8%
China Life Insurance Co. Ltd., ADR	5.7%
Cia Vale do Rio Doce, ADR	4.9%
PetroChina Co. Ltd., ADR	4.5%
Banco Bradesco SA, Preference Shares, ADR	4.1%
Infosys Technologies Ltd., ADR	3.5%
China Petroleum & Chemical Corp., ADR	3.1%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in the MSCI Emerging Market Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

Annual Report | August 31, 2007 | 27

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

MCG | Claymore/Clear Mid-Cap Growth Index ETF

Fund Statistics
Share Price	$24.50
Net Asset Value	$24.47
Premium/Discount to NAV	0.12%
Net Assets ($000)	$3,671

Total Returns

(Inception 4/26/07)	Since Inception
Claymore/Clear Mid-Cap Growth Index ETF
NAV	-2.08%
Market	-1.96%

Clear Mid-Cap Growth Index	-1.31%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $24.99 for share price returns or initial net asset value (NAV) of $24.99 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 2.03% while the Fund’s annualized gross operating expense ratio was determined to be 9.30%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%.Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Industrials	20.5%
Information Technology	20.4%
Consumer Discretionary	19.2%
Energy	11.7%
Materials	8.5%
Financials	7.9%
Consumer Staples	5.8%
Telecommunication Services	4.1%
Utilities	1.9%

Total Investments	100.0%
Liabilities in Excess of Other Assets	0.0%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
CROCS, Inc.	2.8%
Varian Semiconductor Equipment Associates, Inc.	2.8%
Oceaneering International, Inc.	2.6%
Agnico-Eagle Mines Ltd. (Canada)	2.6%
FMC Technologies, Inc.	2.5%
McDermott International, Inc.	2.5%
Jacobs Engineering Group, Inc.	2.4%
Cameron International Corp.	2.3%
Atwood Oceanics, Inc.	2.3%
NeuStar, Inc. - Class A	2.3%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

28 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

CSD | Claymore/Clear Spin-Off ETF

Fund Statistics
Share Price	$28.97
Net Asset Value	$29.02
Premium/Discount to NAV	-0.17%
Net Assets ($000)	$50,793

Total Returns

(Inception 12/15/06)	Six Month	Since Inception
Claymore Clear Spin-Off ETF
NAV	11.83%	15.25%
Market	11.64%	15.05%

Clear Spin-Off Index	12.29%	15.93%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.18 for share price returns or initial net asset value (NAV) of $25.18 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.75% while the Fund’s annualized gross operating expense ratio was determined to be 1.11%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%.Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Consumer Discretionary	46.6%
Information Technology	14.3%
Energy	13.8%
Financials	9.4%
Telecommunication Services	5.3%
Materials	4.1%
Industrials	3.5%
Health Care	2.1%
Consumer Staples	0.8%

Total Common Stock and Master Limited Partnerships	99.9%

Total Investments	99.9%
Other Assets in excess of Liabilities	0.1%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Expedia, Inc.	6.5%
Tim Hortons, Inc.	5.6%
Discovery Holding Co. - Class A	5.5%
Embarq Corp.	5.3%
Ameriprise Financial, Inc.	5.1%
CBS Corp. - Class B	5.0%
Viacom, Inc. Class B	4.9%
Idearc, Inc.	4.7%
Wyndham Worldwide Corp.	4.6%
Western Union Co. (The)	4.4%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

Annual Report | August 31, 2007 | 29

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

Fund Statistics
Share Price	$25.02
Net Asset Value	$25.01
Premium/Discount to NAV	0.04%
Net Assets ($000)	$5,001

Total Returns

(Inception 4/2/07)	Since Inception
Claymore/Great Companies Large-Cap Growth Index ETF
NAV	-0.04%
Market	0.00%

Great Companies Large-Cap Growth Index	1.04%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.02 for share price returns or initial net asset value (NAV) of $25.02 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 1.77% while the Fund’s annualized gross operating expense ratio was determined to be 7.01%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%.Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials	26.0%
Consumer Discretionary	25.0%
Information Technology	18.8%
Energy	10.7%
Industrials	8.8%
Health Care	5.1%
Materials	3.1%
Consumer Staples	2.7%

Total Investments	100.2%
Liabilities in Excess of Other Assets	-0.2%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Imperial Oil Ltd. (Canada)	4.8%
Research In Motion Ltd. (Canada)	4.0%
Danaher Corp.	3.5%
Petro-Canada (Canada)	3.3%
Canadian Pacific Railway Ltd. (Canada)	3.1%
Nucor Corp.	3.1%
Starbucks Corp.	3.0%
Aflac, Inc.	2.9%
Lehman Brothers Holdings, Inc.	2.8%
Reynolds American, Inc.	2.7%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

30 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

SCV | Claymore/IndexIQ Small-Cap Value ETF

Fund Statistics
Share Price	$22.73
Net Asset Value	$22.76
Premium/Discount to NAV	-0.13%
Net Assets ($000)	$2,276

Total Returns

(Inception 4/26/07)	Since Inception
Claymore/IndexIQ Small-Cap Value ETF
NAV	-9.82%
Market	-9.94%

IndexIQ Active Value Small Cap Index	-9.12%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.24 for share price returns or initial net asset value (NAV) of $25.24 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 2.17% while the Fund’s annualized gross operating expense ratio was determined to be 10.19%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Information Technology	38.3%
Financials	33.7%
Consumer Discretionary	11.0%
Health Care	4.6%
Industrials	4.3%
Energy	2.8%
Telecommunications	2.4%
Consumer Staples	1.0%
Materials	1.0%
Utilities	0.9%

Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Omnivision Technologies, Inc.	3.1%
Cree, Inc.	2.2%
United Online, Inc.	1.7%
Presidential Life Corp.	1.6%
Premiere Global Services, Inc.	1.6%
TTM Technologies, Inc.	1.5%
Lawson Software, Inc.	1.4%
infoUSA, Inc.	1.4%
Aftermarket Technology Corp.	1.4%
Cirrus Logic, Inc.	1.4%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

Annual Report | August 31, 2007 | 31

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

GRN | Claymore/LGA Green ETF

Fund Statistics
Share Price	$25.95
Net Asset Value	$25.90
Premium/Discount to NAV	0.19%
Net Assets ($000)	$3,885

Total Returns

(Inception 12/15/06)	Six Month	Since Inception
Claymore/LGA Green ETF
NAV	4.52%	2.51%
Market	4.85%	2.70%

Light Green Eco IndexTM	5.21%	3.40%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.27 for share price returns or initial net asset value (NAV) of $25.27 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.95% while the Fund’s annualized gross operating expense ratio was determined to be 2.12%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%.Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials	19.8%
Information Technology	16.9%
Healthcare	11.6%
Industrials	11.4%
Energy	10.7%
Consumer Staples	9.5%
Consumer Discretionary	9.5%
Telecommunication Services	3.8%
Utilities	3.4%
Materials	2.9%

Total Investments	99.5%
Other Assets in excess of Liabilities	0.5%

Net Assets	100.0%

Top Ten Holdings	% of Total Investments
General Electric Co.	4.1%
Citigroup, Inc.	4.1%
Bank of America Corp.	3.9%
AT&T, Inc.	3.8%
Chevron Corp.	3.3%
Microsoft Corp.	3.0%
Johnson & Johnson	2.7%
International Business Machines Corp.	2.5%
ConocoPhillips	2.3%
Google, Inc. - Class A	2.1%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

32 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

OTR | Claymore/Ocean Tomo Growth Index ETF

Fund Statistics
Share Price	$27.45
Net Asset Value	$27.44
Premium/Discount to NAV	0.04%
Net Assets ($000)	$2,744

Total Returns

(Inception 4/2/07)	Since Inception
Claymore/Ocean Tomo Growth Index ETF
NAV	9.15%
Market	9.19%

Ocean Tomo 300® Patent Growth Index	10.12%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.14 for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 2.03% while the Fund’s annualized gross operating expense ratio was determined to be 8.48%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Information Technology	33.6%
Health Care	25.7%
Consumer Staples	19.2%
Industrials	11.3%
Consumer Discretionary	5.2%
Energy	4.4%
Materials	0.5%

Total Investments	99.9%
Other Assets in excess of Liabilities	0.1%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Procter & Gamble Co.	13.7%
GlaxoSmithKline PLC, ADR	12.5%
Apple, Inc.	6.5%
Qualcomm, Inc.	5.8%
3M Co.	5.5%
Dell, Inc.	5.0%
Oracle Corp.	4.9%
ABB, Ltd., ADR	3.7%
Corning, Inc.	3.4%
Halliburton Co.	2.9%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

Annual Report | August 31, 2007 | 33

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF

Fund Statistics
Share Price	$27.66
Net Asset Value	$27.92
Premium/Discount to NAV	-0.93%
Net Assets ($000)	$8,377

Total Returns

(Inception 12/15/06)	Six Month	Since Inception
Claymore Ocean Tomo Patent ETF
NAV	10.93%	10.50%
Market	9.37%	9.47%

Ocean Tomo 300TM Patent Index	11.47%	11.31%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.27 for share price returns or initial net asset value (NAV) of $25.27 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.91% while the Fund’s annualized gross operating expense ratio was determined to be 1.97%. There is a contractual fee waiver currently in place for this Fund through December 31, December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%.Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Information Technology	24.8%
Health Care	18.3%
Industrials	16.8%
Energy	13.8%
Consumer Discretionary	10.1%
Materials	5.2%
Telecommunication Services	5.0%
Consumer Staples	4.7%
Utilities	0.7%
Financials	0.3%
Investment Companies	0.1%

Total Investments	99.8%
Other Assets in excess of Liabilities	0.2%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Exxon Mobil Corp.	6.2%
General Electric Co.	5.1%
Microsoft Corp.	3.5%
Royal Dutch Shell PLC, ADR (Netherlands)	3.2%
AT&T, Inc.	3.1%
Toyota Motor Corp., ADR (Japan)	2.7%
Procter & Gamble Co.	2.6%
Johnson & Johnson	2.3%
Pfizer, Inc.	2.2%
International Business Machines Corp.	2.0%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

34 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

DEF | Claymore/Sabrient Defender ETF

Fund Statistics
Share Price	$26.29
Net Asset Value	$26.34
Premium/Discount to NAV	-0.19%
Net Assets ($000)	$27,657

Total Returns

(Inception 12/15/06)	Six-Month	Since Inception
Claymore/Sabrient Defender ETF
NAV	2.65%	5.09%
Market	2.49%	4.89%

Sabrient Defensive Equity Index	3.06%	5.68%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.07 for share price returns or initial net asset value (NAV) of $25.07 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.79% while the Fund’s annualized gross operating expense ratio was determined to be 1.35%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials	30.7%
Consumer Staples	13.8%
Consumer Discretionary	12.2%
Health Care	9.9%
Industrials	9.8%
Telecommunication Services	8.3%
Energy	7.0%
Materials	6.9%
Information Technology	1.0%

Total Common Stocks, Master Limited Partnerships and Income Trusts	99.6%
Exchange-Traded Funds	0.1%

Total Long-Term Investments	99.7%
Other Assets in excess of Liabilities	0.3%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Citizens Communications Co.	1.1%
Abercrombie & Fitch Co. - Class A	1.1%
Energy Transfer Partners L.P.	1.1%
Magna International, Inc. - Class A (Canada)	1.1%
Apartment Investment & Management Co. - Class A - REIT	1.1%
Simon Property Group, Inc. - REIT	1.1%
Qwest Communications International, Inc.	1.1%
Macerich Co. (The) - REIT	1.1%
Bank of Nova Scotia (Canada)	1.1%
Plum Creek Timber Co., Inc. - REIT	1.1%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

Annual Report | August 31, 2007 | 35

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

NFO | Claymore/Sabrient Insider ETF

Fund Statistics
Share Price	$29.45
Net Asset Value	$29.48
Premium/Discount to NAV	-0.10%
Net Assets ($000)	$30,976

Total Returns

(Inception 9/21/06)	Six-Months	Since Inception
Claymore/Sabrient Insider ETF
NAV	6.39%	17.43%
Market	6.32%	17.31%

Sabrient Insider Sentiment Index	6.82%	18.31%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.14 for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.84%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.76% while the Fund’s annualized gross operating expense ratio was determined to be 1.15%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials	18.9%
Industrials	17.0%
Information Technology	15.4%
Consumer Discretionary	12.5%
Materials	9.9%
Energy	9.7%
Health Care	9.0%
Consumer Staples	3.6%
Utilities	3.0%
Telecommunication Services	0.9%

Total Common Stocks and Master Limited Partnerships	99.9%
Other Assets in excess of Liabilities	0.1%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Blue Coat Systems, Inc.	2.0%
First Solar, Inc.	1.5%
Concur Technologies, Inc.	1.4%
Sunpower Corp. - Class A	1.3%
BioMarin Pharmaceuticals, Inc.	1.3%
Schlumberger Ltd. (Netherland Antilles)	1.3%
FARO Technologies, Inc.	1.3%
Smith International, Inc.	1.2%
Mosaic Co. (The)	1.2%
Cameron International Corp.	1.2%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

36 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

STH | Claymore/Sabrient Stealth ETF

Fund Statistics
Share Price	$26.18
Net Asset Value	$26.25
Premium/Discount to NAV	-0.27%
Net Assets ($000)	$18,394

Total Returns

(Inception 9/21/06)	Six-Month	Since Inception
Claymore/Sabrient Stealth ETF
NAV	-4.65%	4.64%
Market	-4.87%	4.36%

Sabrient Stealth Index	-4.09%	5.66%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.15 for share price returns or initial net asset value (NAV) of $25.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.84%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.84% while the Fund’s annualized gross operating expense ratio was determined to be 1.51%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials	25.2%
Consumer Discretionary	16.8%
Industrials	16.3%
Information Technology	12.9%
Consumer Staples	9.1%
Energy	6.2%
Health Care	5.8%
Materials	4.5%
Utilities	2.1%
Telecommunication Services	1.0%

Total Common Stocks, Master Limited Partnerships and Royalty Trusts	99.9%
Other Assets in excess of Liabilities	0.1%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Morningstar, Inc.	1.8%
Rogers Corp.	1.5%
United Industrial Corp.	1.5%
Ansoft Corp.	1.5%
United Fire & Casualty Co.	1.5%
Park Electrochemical Corp.	1.4%
Enzon Pharmaceuticals, Inc.	1.4%
American Oriental Bioengineering, Inc.	1.3%
Ennis, Inc.	1.3%
Alleghany Corp.	1.3%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

Annual Report | August 31, 2007 | 37

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

CZG | Claymore/Zacks Growth & Income Index ETF

Fund Statistics
Share Price	$24.45
Net Asset Value	$25.31
Premium/Discount to NAV	-3.40%
Net Assets ($000)	$2,531

Total Returns

(Inception 4/2/07)	Since Inception
Claymore/Zacks Growth & Income Index ETF
NAV	0.92%
Market	-2.51%

Zacks Growth & Income Index	1.91%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.08 for share price returns or initial net asset value (NAV) of $25.08 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 2.07% while the Fund’s annualized gross operating expense ratio was determined to be 8.75%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials	28.2%
Industrials	11.1%
Information Technology	9.8%
Materials	9.6%
Utilities	9.1%
Health Care	8.1%
Consumer Discretionary	7.8%
Energy	5.9%
Consumer Staples	5.6%
Telecommunication Services	4.4%

Total Common Stocks and Master Limited Partnerships	99.6%
Rights	0.0%

Total Long-Term Investments	99.6%
Other Assets in excess of Liabilities	0.4%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Bank of America Corp.	0.8%
Pfizer, Inc.	0.8%
Altria Group, Inc.	0.8%
AT&T, Inc.	0.8%
Citigroup, Inc.	0.8%
Simon Property Group, Inc. - REIT	0.8%
JPMorgan Chase & Co.	0.8%
Nationwide Health Properties, Inc. - REIT	0.7%
Digital Realty Trust, Inc. - REIT	0.7%
Developers Diversified Realty Corp. - REIT	0.7%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

38 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

CZA | Claymore/Zacks Mid-Cap Core ETF

Fund Statistics
Share Price	$25.59
Net Asset Value	$25.50
Premium/Discount to NAV	0.35%
Net Assets ($000)	$5,100

Total Returns

(Inception 4/2/07)	Since Inception
Claymore/Zacks Mid-Cap Core ETF
NAV	1.64%
Market	1.99%

Zacks Mid-Cap Core Index	2.34%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.09 for share price returns or initial net asset value (NAV) of $25.09 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 1.81% while the Fund’s annualized gross operating expense ratio was determined to be 7.13%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials	19.1%
Industrials	15.6%
Information Technology	12.7%
Consumer Staples	10.5%
Energy	9.7%
Consumer Discretionary	9.3%
Health Care	9.1%
Materials	8.0%
Utilities	6.0%

Total Common Stocks and Master Limited Partnerships	100.0%
Rights	0.0%

Total Investments	100.0%
Other Assets in excess of Liabilities	0.0%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Rohm & Haas Co.	2.4%
Rockwell Automation, Inc.	2.2%
Ecolab, Inc.	2.0%
Dover Corp.	2.0%
Noble Energy, Inc.	2.0%
Intuit, Inc.	1.9%
Clorox Co.	1.8%
NCR Corp.	1.7%
Brown-Forman Corp. - Class B	1.7%
CR Bard, Inc.	1.7%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

Annual Report | August 31, 2007 | 39

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

XRO | Claymore/Zacks Sector Rotation ETF

Fund Statistics
Share Price	$29.61
Net Asset Value	$29.54
Premium/Discount to NAV	0.24%
Net Assets ($000)	$65,010

Total Returns

(Inception 9/21/06)	Six Month	Since Inception
Claymore/Zacks Sector Rotation ETF
NAV	3.40%	18.41%
Market	3.68%	18.69%

Zacks Sector Rotation Index	4.60%	18.79%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $24.98 for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.84%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.72% while the Fund’s annualized gross operating expense ratio was determined to be 0.97%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Industrials	28.3%
Financials	23.4%
Energy	15.5%
Health Care	13.1%
Consumer Discretionary	12.9%
Information Technology	3.6%
Materials	2.2%
Consumer Staples	1.0%

Total Investments (Common Stocks and Master Limited Partnerships)	100.0%
Liabilities in excess of Other Assets	0.0%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
China Life Insurance Co. Ltd., ADR	2.4%
Amazon.Com, Inc.	2.1%
Deere & Co.	2.0%
Stryker Corp.	1.9%
Aetna, Inc.	1.8%
Charles Schwab Corp.	1.8%
Honeywell International, Inc.	1.8%
Franklin Resources, Inc.	1.8%
Transocean, Inc.	1.8%
Schering-Plough Corp.	1.8%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

40 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

CVY | Claymore/Zacks Yield Hog ETF

Fund Statistics
Share Price	$26.10
Net Asset Value	$26.14
Premium/Discount to NAV	-0.15%
Net Assets ($000)	$94,111

Total Returns

(Inception 9/21/06)	Six Month	Since Inception
Claymore/Zacks Yield Hog ETF
NAV	0.07%	8.67%
Market	-0.08%	8.50%

Zacks Yield Hog Index	0.98%	10.25%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $24.96 for share price returns or initial net asset value (NAV) of $24.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio was estimated at 0.84%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund’s first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.70%, while the Fund’s annualized gross operating expense ratio was determined to be 0.90%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials	37.4%
Energy	16.7%
Utilities	9.0%
Materials	6.8%
Consumer Discretionary	5.9%
Consumer Staples	3.8%
Health Care	3.6%
Telecommunications	3.5%
Industrials	2.6%
Information Technologies	1.0%

Common Stocks, Preferred Stocks,
Master Limited Partnerships and Royalty Trusts	90.3%
Closed End Funds	9.2%
Exchange Traded Funds	0.1%
Rights	0.0%

Total Long-Term Investments	99.6%
Short-Term Investments	0.2%
Other Assets in excess of Liabilities	0.2%

Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Freddie Mac, Series V, 5.57%, 12/31/11	2.0%
Bank of America Corp., Series E, 5.71%, 11/15/11	2.0%
Freddie Mac, Series W, 5.66%, 03/31/12	1.7%
Terra Nitrogen Co. LP	1.7%
CNOOC Ltd., ADR	1.4%
BP Prudhoe Bay Royalty Trust	1.3%
Southern Copper Corp.	1.3%
MetLife, Inc., Series B, 6.50%, 09/15/10	1.3%
India Fund, Inc.	1.2%
Chevron Corp.	1.2%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

Distributions to Shareholders

Annual Report | August 31, 2007 | 41

Claymore Exchange-Traded Fund Trust

Overview of Fund Expenses | As of August 31, 2007 (unaudited)

As a shareholder of Claymore/BIR Leaders 50 ETF; Claymore/BIR Leaders Mid-Cap Value ETF; Claymore/BIR Leaders Small-Cap Core ETF; Claymore/BNY BRIC ETF; Clay-more/Clear Mid-Cap Growth Index ETF; Claymore/Clear Spin-Off ETF; Claymore/Great Companies Large-Cap Growth Index ETF; Claymore/IndexIQ Small-Cap Value ETF; Claymore/LGA Green ETF; Claymore/Ocean Tomo Growth Index ETF; Claymore/Ocean Tomo Patent ETF; Claymore/Sabrient Defender ETF; Claymore/Sabrient Insider ETF; Claymore/Sabrient Stealth ETF; Claymore/Zacks Growth & Income Index ETF; Claymore/Zacks Mid-Cap Core ETF; Claymore/Zacks Sector Rotation ETF; and Clay-more/Zacks Yield Hog ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended 8/31/07.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the period ended	Expenses Paid During Period[1]
	3/1/07	8/31/07	8/31/07	3/01/07 - 8/31/07
Claymore/BNY BRIC ETF[4]
Actual	$1,000.00	$1,349.12	0.63%	$3.73
Hypothetical (5% annual return before expenses)	1,000.00	1,022.03	0.63%	3.21
Claymore/Sabrient Insider ETF[4]
Actual	1,000.00	1,063.87	0.77%	4.01
Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	0.77%	3.92
Claymore/Sabrient Stealth ETF[4]
Actual	1,000.00	953.51	0.82%	4.04
Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	0.82%	4.18
Claymore/Zacks Sector Rotation ETF[4]
Actual	1,000.00	1,033.96	0.71%	3.64
Hypothetical (5% annual return before expenses)	1,000.00	1,021.63	0.71%	3.62
Claymore/Zacks Yield Hog ETF[4]
Actual	1,000.00	1,000.67	0.69%	3.48
Hypothetical (5% annual return before expenses)	1,000.00	1,021.73	0.69%	3.52
Claymore/Clear Spin-Off ETF[4]
Actual	1,000.00	1,118.31	0.73%	3.90
Hypothetical (5% annual return before expenses)	1,000.00	1,021.53	0.73%	3.72
Claymore/LGA Green ETF[4]
Actual	1,000.00	1,045.19	0.96%	4.95
Hypothetical (5% annual return before expenses)	1,000.00	1,020.37	0.96%	4.89
Claymore/Ocean Tomo Patent ETF[4]
Actual	1,000.00	1,109.26	0.91%	4.84
Hypothetical (5% annual return before expenses)	1,000.00	1,020.62	0.91%	4.63
Claymore/Sabrient Defender ETF[4]
Actual	1,000.00	1,026.50	0.77%	3.93
Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	0.77%	3.92

42 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust (unaudited) continued

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the period ended	Expenses Paid During Period[2]
	4/2/07	8/31/07	8/31/07	4/2/07 - 8/31/07
Claymore/BIR Leaders 50 ETF[4]
Actual	$1,000.00	$1,013.26	1.83%	$7.67
Hypothetical (5% annual return before expenses)[5]	1,000.00	1,015.98	1.83%	9.30
Claymore/BIR Leaders Mid-Cap Value ETF[4]
Actual	1,000.00	972.77	1.94%	7.97
Hypothetical (5% annual return before expenses)[5]	1,000.00	1,015.43	1.94%	9.86
Claymore/BIR Leaders Small-Cap Core ETF[4]
Actual	1,000.00	976.33	1.72%	7.08
Hypothetical (5% annual return before expenses)[5]	1,000.00	1,016.53	1.72%	8.74
Claymore/Great Companies Large-Cap Growth Index ETF[4]
Actual	1,000.00	999.60	1.77%	7.37
Hypothetical (5% annual return before expenses)[5]	1,000.00	1,016.28	1.77%	9.00
Claymore/Ocean Tomo Growth Index ETF[4]
Actual	1,000.00	1,091.48	2.03%	8.84
Hypothetical (5% annual return before expenses)[5]	1,000.00	1,014.97	2.03%	10.31
Claymore/Zacks Growth & Income Index ETF[4]
Actual	1,000.00	1,009.16	2.07%	8.66
Hypothetical (5% annual return before expenses)[5]	1,000.00	1,014.77	2.07%	10.51
Claymore/Zacks Mid-Cap Core ETF[4]
Actual	1,000.00	1,016.35	1.81%	7.60
Hypothetical (5% annual return before expenses)[5]	1,000.00	1,016.08	1.81%	9.20

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the period ended	Expenses Paid During Period[3]
	4/26/07	8/31/07	8/31/07	4/26/07 -8/31/07
Claymore/Clear Mid-Cap Growth Index ETF[4]
Actual	$1,000.00	$979.19	2.03%	$7.04
Hypothetical (5% annual return before expenses)[5]	1,000.00	1,014.97	2.03%	10.31
Claymore/IndexIQ Small-Cap Value ETF[4]
Actual	1,000.00	901.75	2.17%	7.24
Hypothetical (5% annual return before expenses)[5]	1,000.00	1,014.27	2.17%	11.02

[1]

Expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the six-months ended August 31, 2007. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period; then multiplying the result by 184/365.

[2]

Expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the period April 2, 2007 (commencement of investment operations) to August 31, 2007. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying the result by 152/365.

[3]

Expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the period April 26, 2007 (commencement of investment operations) to August 31, 2007. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying the result by 128/365.

[4]	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

[5]	Hypothetical expenses reflect ongoing expenses for a full six month period as opposed to the short since inception period.

Assumes all dividends and distributions were reinvested.

Annual Report | August 31, 2007 | 43

Claymore Exchange-Traded Fund Trust

Portfolio of Investments | August 31, 2007

BST | Claymore/BIR Leaders 50 ETF

Number of Shares	Description	Value
	Common Stocks - 99.9%
	Consumer Discretionary - 13.2%
2	Citadel Broadcasting Corp.	$8
3,289	DIRECTV Group, Inc. (The) (a)	76,732
1,128	Harley-Davidson, Inc.	60,675
2,844	Mattel, Inc.	61,516
1,434	Omnicom Group, Inc.	73,034
1,116	Sherwin-Williams Co. (The)	77,015
1,334	Stanley Works (The)	75,691
2,198	Walt Disney Co. (The)	73,853

		498,524

	Consumer Staples - 4.3%
879	Molson Coors Brewing Co. - Class B	78,635
2,006	SUPERVALU, Inc.	84,553

		163,188

	Energy - 4.9%
1,082	Chevron Corp.	94,956
1,034	Exxon Mobil Corp.	88,645

		183,601

	Financials - 21.2%
1,458	Bank of America Corp.	73,891
486	Bear Stearns Cos., Inc. (The)	52,809
2,870	CapitalSource, Inc., REIT	51,172
1,476	Citigroup, Inc.	69,195
368	Goldman Sachs Group, Inc. (The)	64,772
1,501	JPMorgan Chase & Co.	66,825
155	Markel Corp. (a)	73,727
888	Merrill Lynch & Co., Inc.	65,446
1,192	Morgan Stanley	74,345
817	Prudential Financial, Inc.	73,350
1,113	Safeco Corp.	64,576
1,464	Travelers Cos., Inc. (The)	73,991

		804,099

	Health Care - 11.8%
1,153	Amgen, Inc. (a)	57,777
1,561	Cigna Corp.	80,672
1,178	Johnson & Johnson	72,789
933	Laboratory Corp. of America Holdings (a)	72,457
3,161	Schering-Plough Corp.	94,893
880	Zimmer Holdings, Inc. (a)	68,930

		447,518

	Industrials - 15.5%
806	Cooper Industries, Ltd. - Class A (Bermuda)	41,243
916	Eaton Corp.	86,306
1,031	Northrop Grumman Corp.	81,284
1,067	Paccar, Inc.	91,282
901	Parker Hannifin Corp.	96,830
815	Precision Castparts Corp.	106,203
1,132	United Technologies Corp.	84,481

		587,629

	Information Technology - 14.9%
2,859	Cisco Systems, Inc. (a)	91,259
1,884	Hewlett-Packard Co.	92,975
797	International Business Machines Corp.	93,002
1,220	Lexmark International, Inc. - Class A (a)	45,457
2,632	Microsoft Corp.	75,617
4,513	Oracle Corp. (a)	91,524

4,293	Xerox Corp. (a)	73,539

		563,373

	Materials - 6.1%
2,219	Alcoa, Inc.	81,060
1,601	Ball Corp.	83,860
1,215	Nucor Corp.	64,274

		229,194

	Telecommunication Services - 4.4%
2,019	AT&T, Inc.	80,498
1,332	Telephone & Data Systems, Inc.	86,247

		166,745

	Utilities - 3.6%
4,158	Centerpoint Energy, Inc.	67,443
3,777	Duke Energy Corp.	69,270

		136,713

	Total Investments - 99.9%
	(Cost $3,765,764)	3,780,584
	Other Assets in excess of Liabilities - 0.1%	4,191

	Net Assets - 100.0%	$3,784,775

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

44 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

BMV | Claymore/BIR Leaders Mid-Cap Value ETF

Number of Shares	Description	Value
	Common Stocks - 99.1%
	Consumer Discretionary - 10.9%
213	Autoliv, Inc.	$12,220
578	Expedia, Inc. (a)	17,253
430	Hasbro, Inc.	12,130
332	Jarden Corp. (a)	10,886
270	Liz Claiborne, Inc.	9,226
466	Mattel, Inc.	10,080
185	Sherwin-Williams Co. (The)	12,767
242	Snap-On, Inc.	11,853
218	Stanley Works (The)	12,369
405	Tribune Co.	11,158
153	VF Corp.	12,217

		132,159

	Consumer Staples - 5.3%
333	Hormel Foods Corp.	11,865
245	JM Smucker Co. (The)	13,477
168	Loews Corp. (Tracking Stock)	12,788
143	Molson Coors Brewing Co. - Class B	12,793
329	SUPERVALU, Inc.	13,867

		64,790

	Energy - 3.0%
349	Cimarex Energy Co.	12,498
126	SEACOR Holdings, Inc. (a)	11,063
266	Tesoro Corp.	13,122

		36,683

	Financials - 19.8%
189	A.G. Edwards, Inc.	15,797
273	American Capital Strategies Ltd.	11,272
346	American Financial Group, Inc.	9,757
230	Assurant, Inc.	11,854
238	Bank of Hawaii Corp.	12,236
215	CIT Group, Inc.	8,078
299	CNA Financial Corp.	12,546
472	CapitalSource, Inc. - REIT	8,416
331	Health Care Property Investors, Inc. - REIT	10,069
322	KeyCorp	10,723
240	Kimco Realty Corp. - REIT	10,277
26	Markel Corp. (a)	12,367
226	Nationwide Financial Services - Class A	12,096
259	PMI Group, Inc. (The)	8,205
264	Philadelphia Consolidated Holding Co. (a)	10,565
183	Prologis - REIT	11,009
272	Rayonier, Inc. - REIT	11,625
142	Regency Centers Corp. - REIT	9,865
183	Safeco Corp.	10,618
255	StanCorp Financial Group, Inc.	12,010
265	Ventas, Inc. - REIT	10,091
373	WR Berkley Corp.	11,149

		240,625

	Health Care - 4.1%
256	Cigna Corp.	13,230
230	Health Net, Inc. (a)	12,602
332	LifePoint Hospitals, Inc. (a)	9,329
272	Thermo Fisher Scientific, Inc. (a)	14,751

		49,912

	Industrials - 18.6%
356	AMR Corp. (a)	8,726
282	Carlisle Cos., Inc.	13,883
181	Cummins, Inc.	21,434
232	DRS Technologies, Inc.	12,175
257	Dover Corp.	12,696
152	Eaton Corp.	14,321
314	Equifax, Inc.	12,095
250	Goodrich Corp.	15,790
140	L-3 Communications Holdings, Inc.	13,791
164	Manpower, Inc.	11,523
174	Paccar, Inc.	14,886
149	Parker Hannifin Corp.	16,013
254	Pitney Bowes, Inc.	11,346
336	R.R. Donnelley & Sons Co.	12,036
433	Republic Services, Inc.	13,462
625	Steelcase, Inc. - Class A	11,025
290	Trinity Industries, Inc.	10,895

		226,097

	Information Technology - 6.5%
321	Arrow Electronics, Inc. (a)	13,469
332	Avnet, Inc. (a)	13,051
471	Convergys Corp. (a)	7,889
311	Fair Isaac Corp.	11,504
200	Lexmark International, Inc. - Class A (a)	7,452
483	Synopsys, Inc. (a)	13,196
703	Xerox Corp. (a)	12,042

		78,603

See notes to financial statements.

Annual Report | August 31, 2007 | 45

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

BMV | Claymore/BIR Leaders Mid-Cap Value ETF (continued)

Number of Shares	Description	Value
	Materials - 9.2%
164	Air Products & Chemicals, Inc.	$14,762
296	Albemarle Corp.	11,979
185	Ashland, Inc.	11,061
272	Cabot Corp.	10,972
425	Celanese Corp. - Series A	15,266
233	Lubrizol Corp.	14,814
519	RPM International, Inc.	11,750
377	Sealed Air Corp.	9,972
328	Sonoco Products Co.	11,815

		112,391

	Telecommunication Services - 3.6%
271	CenturyTel, Inc.	13,003
220	Telephone & Data Systems, Inc.	14,245
171	U.S. Cellular Corp. (a)	16,630

		43,878

	Utilities - 18.1%
298	AGL Resources, Inc.	11,834
290	Alliant Energy Corp.	10,985
270	American Electric Power Co., Inc.	12,010
386	Atmos Energy Corp.	10,850
681	Centerpoint Energy, Inc.	11,046
253	Consolidated Edison, Inc.	11,623
262	DTE Energy Co.	12,526
250	Energen Corp.	13,425
123	Entergy Corp.	12,745
510	NiSource, Inc.	9,608
355	NSTAR	11,633
315	OGE Energy Corp.	10,622
291	Oneok, Inc.	13,633
261	PG&E Corp.	11,614
256	Pinnacle West Capital Corp.	10,199
493	Puget Energy, Inc.	11,502
202	Sempra Energy	11,116
253	Wisconsin Energy Corp.	11,210
515	Xcel Energy, Inc.	10,614

		218,795

	Total Common Stocks - 99.1%
	(Cost $1,310,797)	1,203,933

	Exchange-Traded Funds - 1.0%
78	iShares Russell Midcap Value Index Fund
	(Cost $11,373)	11,552

	Total Investments - 100.1%
	(Cost $1,322,170)	1,215,485
	Liabilities in excess of Other Assets - (0.1%)	(948)

	Net Assets - 100.0%	$1,214,537

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

46 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

BES | Claymore/BIR Leaders Small-Cap Core ETF

Number of Shares	Description	Value
	Common Stocks - 100.1%
	Consumer Discretionary - 12.6%
824	Aeropostale, Inc. (a)	$17,047
618	Ameristar Casinos, Inc.	17,866
750	Asbury Automotive Group, Inc.	16,215
813	Big Lots, Inc. (a)	24,203
585	Brown Shoe Co., Inc.	13,361
471	CEC Entertainment, Inc. (a)	14,460
686	Charlotte Russe Holding, Inc. (a)	11,984
316	Columbia Sportswear Co.	18,935
312	Deckers Outdoor Corp. (a)	29,387
298	Jack in the Box, Inc. (a)	18,542
657	Perry Ellis International, Inc. (a)	17,930
388	priceline.com, Inc. (a)	32,196
1,403	Sinclair Broadcast Group, Inc. - Class A	17,481
683	Sonic Automotive, Inc. - Class A	18,168
679	Steven Madden Ltd. (a)	16,717
819	Tempur-Pedic International, Inc.	23,669

		308,161

	Consumer Staples - 2.3%
411	NBTY, Inc. (a)	15,084
346	Ralcorp Holdings, Inc. (a)	21,379
381	Universal Corp.	18,718

		55,181

	Energy - 10.6%
722	Alon USA Energy, Inc.	27,653
899	Basic Energy Services, Inc. (a)	18,582
3,047	Grey Wolf, Inc. (a)	20,232
513	Gulfmark Offshore, Inc. (a)	23,521
378	Lufkin Industries, Inc.	21,497
694	Oil States International, Inc. (a)	29,287
1,689	Pioneer Drilling Co. (a)	20,538
662	Stone Energy Corp. (a)	21,813
517	Swift Energy Co. (a)	19,243
703	Western Refining, Inc.	36,443
519	Whiting Petroleum Corp. (a)	19,286

		258,095

	Financials - 16.7%
651	Arbor Realty Trust, Inc., REIT	13,033
615	Asta Funding, Inc.	22,644
443	Capital Trust, Inc. - Class A, REIT	15,354
1,143	Corus Bankshares, Inc.	15,271
1,301	Deerfield Triarc Capital Corp., REIT	11,384
518	Delphi Financial Group - Class A	20,875
306	Entertainment Properties Trust, REIT	14,639
905	First Cash Financial Services, Inc. (a)	19,385
351	FirstFed Financial Corp. (a)	17,638
1,005	Horace Mann Educators Corp.	19,437
2,094	Luminent Mortgage Capital, Inc., REIT	3,685
840	National Retail Properties, Inc., REIT	19,732
607	Nationwide Health Properties, Inc., REIT	16,844
681	Newcastle Investment Corp., REIT	11,332
522	Odyssey Re Holdings Corp.	18,907
450	Potlatch Corp., REIT	20,268
600	RAIT Financial Trust, REIT	5,310
359	RLI Corp.	21,594
372	Redwood Trust, Inc., REIT	13,887
471	Safety Insurance Group, Inc.	16,080
821	Selective Insurance Group	17,323
850	Senior Housing Properties Trust, REIT	17,289
587	United Fire & Casualty, Co.	22,300
489	World Acceptance Corp. (a)	15,164
422	Zenith National Insurance Corp.	18,192

		407,567

	Health Care - 8.9%
608	AMERIGROUP Corp. (a)	19,255
636	Amedisys, Inc. (a)	24,028
883	Amsurg Corp. (a)	20,830
631	Apria Healthcare Group, Inc. (a)	16,804
287	Bio-Rad Laboratories, Inc. - Class A (a)	24,200
1,053	Cross Country Healthcare, Inc. (a)	17,975
701	Medcath Corp. (a)	20,574
490	Palomar Medical Technologies, Inc. (a)	15,435
1,501	Savient Pharmaceuticals, Inc. (a)	19,783
883	Sciele Pharma, Inc. (a)	20,380
443	West Pharmaceutical Services, Inc.	17,742

		217,006

	Industrials - 23.7%
367	Acuity Brands, Inc.	19,282
359	Cascade Corp.	26,426
282	Consolidated Graphics, Inc. (a)	18,691
659	Deluxe Corp.	25,055
498	Esterline Technologies Corp. (a)	25,144
405	Freightcar America, Inc.	18,347
409	General Cable Corp. (a)	23,796
293	Genlyte Group, Inc. (a)	21,263
870	Geo Group, Inc. (a)	25,900
521	Herman Miller, Inc.	15,119

See notes to financial statements.

Annual Report | August 31, 2007 | 47

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

BES | Claymore/BIR Leaders Small-Cap Core ETF (continued)

Number of Shares	Description	Value
	Industrials (continued)
642	HUB Group, Inc. - Class A (a)	$21,424
469	Kaydon Corp.	24,763
867	Knoll, Inc.	16,482
870	Korn/Ferry International (a)	19,323
1,108	Labor Ready, Inc. (a)	23,135
369	Middleby Corp. (a)	27,136
534	Moog, Inc. - Class A (a)	22,732
359	NCI Building Systems, Inc. (a)	16,654
450	Regal-Beloit Corp.	22,729
1,026	Republic Airways Holdings, Inc. (a)	19,535
519	Robbins & Myers, Inc.	28,119
535	Teledyne Technologies, Inc. (a)	26,702
646	TeleTech Holdings, Inc. (a)	18,896
380	Triumph Group, Inc.	27,820
370	United Stationers, Inc. (a)	21,837
423	Watson Wyatt Worldwide, Inc. - Class A	20,012

		576,322

	Information Technology - 8.8%
328	Anixter International, Inc. (a)	25,181
529	CommScope, Inc. (a)	29,941
592	Comtech Telecommunications Corp. (a)	25,196
735	Intevac, Inc. (a)	12,010
844	MKS Instruments, Inc. (a)	18,602
2,070	ON Semiconductor Corp. (a)	24,260
1,268	SYKES Enterprises, Inc. (a)	20,909
1,547	United Online, Inc.	22,230
638	Varian Semiconductor Equipment Associates, Inc. (a)	35,492

		213,821

	Materials - 9.6%
361	Cleveland-Cliffs, Inc.	27,534
347	Greif, Inc. - Class A	20,202
815	HB Fuller Co.	21,932
1,009	Hercules, Inc.	21,007
774	Innospec, Inc.	19,226
507	Metal Management, Inc.	23,783
397	OM Group, Inc. (a)	19,612
618	Rock-Tenn Co. - Class A	17,916
830	Sensient Technologies Corp.	22,485
413	Silgan Holdings, Inc.	21,100
254	Texas Industries, Inc.	18,725

		233,522

	Telecommunication Services - 0.7%
1,351	General Communication, Inc. - Class A (a)	17,090

	Utilities - 6.2%
565	Black Hills Corp.	23,272
853	El Paso Electric Co. (a)	19,039
432	Nicor, Inc.	17,954
459	Northwest Natural Gas Co.	21,325
657	PNM Resources, Inc.	15,190
809	Piedmont Natural Gas Co.	21,358
539	Southwest Gas Corp.	15,636
550	UIL Holdings Corp.	17,045

		150,819

	Total Investments - 100.1%
	(Cost $2,703,732)	2,437,584
	Liabilities in excess of Other Assets - (0.1%)	(3,308)

	Net Assets - 100.0%	$2,434,276

REIT-Real Estate Investment Trust

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

48 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

EEB | Claymore/BNY BRIC ETF

Number of Shares	Description	Value
	Long-Term Investments - 99.7%
	Common Stocks - 69.2%
	Consumer Discretionary - 2.0%
49,010	Ctrip.com International Ltd., ADR (China)	$2,082,435
76,354	Focus Media Holding Ltd., ADR (China) (a)	3,074,776
39,106	Gafisa SA, ADR (Brazil) (a)	913,907
16,205	Home Inns & Hotels Management, Inc., ADR (China) (a)	480,640
52,814	Melco PBL Entertainment Macau Ltd., ADR (China) (a)	688,167
18,992	New Oriental Education & Technology Group, ADR (China) (a)	1,005,626

		8,245,551

	Consumer Staples - 0.7%
43,253	Perdigao SA, ADR (Brazil)	1,634,964
14,842	Wimm-Bill-Dann Foods OJSC, ADR (Russia)	1,519,227

		3,154,191

	Energy - 16.9%
101,863	CNOOC Ltd., ADR (China)	12,518,963
117,345	China Petroleum & Chemical Corp., ADR (China)	12,925,552
130,004	PetroChina Co. Ltd., ADR (China)	18,763,477
389,595	Petroleo Brasileiro SA, ADR (Brazil)	24,092,555
28,597	Yanzhou Coal Mining Co. Ltd., ADR (China)	2,523,971

		70,824,518

	Financials - 11.3%
327,336	China Life Insurance Co. Ltd., ADR (China)	23,872,614
53,791	HDFC Bank Ltd., ADR (India)	4,768,572
230,262	ICICI Bank Ltd., ADR (India)	10,235,146
75,051	Unibanco - Uniao de Bancos Brasileiros SA, GDR (Brazil)	8,374,191

		47,250,523

	Health Care - 0.8%
15,817	China Medical Technologies, Inc., ADR (China)	542,365
91,121	Dr. Reddy’s Laboratories Ltd., ADR (India)	1,448,824
35,440	Mindray Medical International Ltd., ADR (China)	1,257,765

		3,248,954

	Industrials - 2.8%
13,930	China Eastern Airlines Corp., Ltd., ADR (China) (a)	669,197
20,013	China Southern Airlines Co. Ltd., ADR (China) (a)	1,307,850
89,807	Empresa Brasileira de Aeronautica SA, ADR (Brazil)	4,055,684
22,737	Guangshen Railway Co. Ltd., ADR (China)	899,930
15,519	JA Solar Holdings Co. Ltd., ADR (China) (a)	569,082
50,205	Suntech Power Holdings Co. Ltd., ADR (China) (a)	1,794,829
154,991	Tata Motors Ltd., ADR (India)	2,627,097

		11,923,669

	Information Technology - 7.1%
58,405	Actions Semiconductor Co. Ltd., ADR (China) (a)	290,857
8,742	Baidu.com, ADR (China) (a)	1,820,084
302,689	Infosys Technologies Ltd., ADR (India)	14,441,292
46,998	Netease.com, ADR (China) (a)	777,347
35,382	O2Micro International Ltd., ADR (China) (a)	499,240
28,781	Patni Computer Systems Ltd., ADR (India)	732,476
214,176	Satyam Computer Services Ltd., ADR (India)	5,457,205
222,201	Semiconductor Manufacturing International Corp., ADR (China) (a)	1,297,654
20,784	Shanda Interactive Entertainment Ltd., ADR (China) (a)	620,610
11,545	The9 Ltd., ADR (China) (a)	410,771
8,929	Trina Solar Ltd., ADR (China) (a)	418,056
192,943	Wipro Ltd., ADR (India)	2,822,756

		29,588,348

	Materials - 8.1%
84,344	Aluminum Corp. of China Ltd., ADR (China)	5,717,680
88,152	Cia Siderurgica Nacional SA, ADR (Brazil)	4,972,654
418,361	Cia Vale do Rio Doce, ADR (Brazil)	20,637,748
32,578	Mechel, ADR (Russia)	1,418,120
17,127	Sinopec Shanghai Petrochemical Co. Ltd., ADR (China)	1,175,940

		33,922,142

	Telecommunication Services - 18.2%
10,933	Asia Satellite Telecommunications Holdings Ltd., ADR (China)	202,261
578,117	China Mobile Ltd., ADR (China)	39,190,551
69,933	China Netcom Group Corp. Hong Kong Ltd., ADR (China)	3,423,220
97,828	China Telecom Corp. Ltd., ADR (China)	5,691,633
429,461	China Unicom Ltd., ADR (China)	8,159,759
68,148	Hutchison Telecommunications International Ltd., ADR (China)	1,335,019
73,851	Mahanagar Telephone Nigam, ADR (India)	511,049
133,010	Mobile Telesystems OJSC, ADR (Russia)	8,799,942
44,572	Rostelecom, ADR (Russia)	2,658,274
37,492	Videsh Sanchar Nigam Ltd., ADR (India)	756,964
226,051	Vimpel-Communications, ADR (Russia)	5,515,644

		76,244,316

	Utilities - 1.3%
20,089	CPFL Energia SA, ADR (Brazil)	1,061,502
39,560	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Brazil) (a)	1,939,627
55,126	Huaneng Power International, Inc., ADR (China)	2,554,539

		5,555,668

	Total Common Stocks - 69.2%
	(Cost $256,662,058)	289,957,880

See notes to financial statements.

Annual Report | August 31, 2007 | 49

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

EEB | Claymore/BNY BRIC ETF (continued)

Number of Shares	Description	Value
	Preferred Stocks - 30.5%
	Consumer Discretionary - 0.6%
153,061	NET Servicos de Comunicacao SA, Preference Shares, ADR (Brazil) (a)	$2,309,691

	Consumer Staples - 2.6%
35,854	Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares, ADR (Brazil)	1,151,989
116,813	Cia de Bebidas das Americas, Preference Shares, ADR (Brazil)	8,173,406
31,519	Sadia SA, Preference Shares, ADR (Brazil)	1,568,070

		10,893,465

	Energy - 7.0%
536,874	Petroleo Brasileiro SA, Preference Shares, ADR (Brazil)	28,577,803
25,400	Ultrapar Participacoes SA, Preference Shares, ADR (Brazil)	878,840

		29,456,643

	Financials - 7.1%
694,583	Banco Bradesco SA, Preference Shares, ADR (Brazil)	17,142,309
294,410	Banco Itau Holding Financeira SA, Preference Shares, ADR (Brazil)	12,815,667

		29,957,976

	Industrials - 0.5%
47,828	Gol Linhas Aereas Inteligentes SA, Preference Shares, ADR (Brazil)	1,048,868
49,463	Tam SA, Preference Shares, ADR (Brazil) (a)	1,145,563

		2,194,431

	Materials - 8.9%
32,507	Aracruz Celulose SA, Preference Shares, ADR (Brazil)	2,029,412
53,123	Braskem SA, Preference Shares, ADR (Brazil)	969,495
654,959	Cia Vale do Rio Doce, Preference Shares, ADR (Brazil)	27,344,538
219,757	Gerdau SA, Preference Shares, ADR (Brazil)	5,282,958
66,795	Votorantim Celulose e Papel SA, Preference Shares, ADR (Brazil)	1,561,667

		37,188,070

	Telecommunication Services - 2.6%
33,433	Brasil Telecom Participacoes SA, Preference Shares, ADR (Brazil)	2,389,791
41,465	Brasil Telecom SA, Preference Shares, ADR (Brazil)	1,085,968
179,792	Tele Norte Leste Participacoes SA, Preference Shares, ADR (Brazil)	3,971,605
8,338	Telemig Celular Participacoes SA, Preference Shares, ADR (Brazil)	489,024
41,670	Tim Participacoes SA, Preference Shares, ADR (Brazil)	1,470,951
327,061	Vivo Participacoes SA, Preference Shares, ADR (Brazil)	1,553,540

		10,960,879

	Utilities - 1.2%
193,654	Cia Energetica de Minas Gerais, Preference Shares, ADR (Brazil)	3,679,426
74,863	Cia Paranaense de Energia, Preference Shares, ADR (Brazil)	1,214,278

		4,893,704

	Total Preferred Stocks - 30.5%
	(Cost $116,667,333)	127,854,859

	Exchange Traded Funds - 0.0%
930	iShares MSCI Emerging Markets Index Fund
	(Cost $121,149)	124,574

	Total Long-Term Investments - 99.7%
	(Cost $373,450,540)	417,937,313

Principal Amount	Description	Value
	Short-Term Investments - 0.0%
	U.S. Government and Agency Securities - 0.0%
$120,000	Federal Home Loan Bank Discount Note, maturing 9/04/07
	(Cost $119,959)	120,000

	Total Investments - 99.7%
	(Cost $373,570,499)	418,057,313
	Other Assets in excess of Liabilities - 0.3%	1,034,426

	Net Assets - 100.0%	$419,091,739

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

OJSC - Open Joint Stock Company

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

50 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

MCG | Claymore/Clear Mid-Cap Growth Index ETF

Number of Shares	Description	Value
	Common Stocks - 98.1%
	Consumer Discretionary - 19.2%
2,095	AnnTaylor Stores Corp. (a)	$65,657
2,542	Big Lots, Inc. (a)	75,675
2,361	Collective Brands, Inc. (a)	55,790
1,748	CROCS, Inc. (a)	103,202
1,565	Guess?, Inc.	82,945
2,984	Mattel, Inc.	64,544
1,466	Men’s Wearhouse, Inc.	74,297
2,348	Office Depot, Inc. (a)	57,409
764	Polo Ralph Lauren Corp.	57,713
2,438	Ross Stores, Inc.	67,849

		705,081

	Consumer Staples - 5.8%
1,717	Corn Products International, Inc.	77,608
3,392	Flowers Foods, Inc.	70,011
1,766	NBTY, Inc. (a)	64,812

		212,431

	Energy - 11.7%
1,115	Atwood Oceanics, Inc. (a)	84,729
1,054	Cameron International Corp. (a)	86,186
964	FMC Technologies, Inc.	91,291
1,435	Oceaneering International, Inc.	96,375
2,016	Pride International, Inc. (a)	70,903

		429,484

	Financials - 6.0%
2,906	Brown & Brown, Inc.	78,230
667	Jones Lang LaSalle, Inc.	74,491
2,594	SEI Investments Co.	65,810

		218,531

	Industrials - 20.5%
1,984	Chicago Bridge & Iron Co. (Netherlands)	74,102
2,046	EMCOR Group, Inc. (a)	64,142
2,009	IDEX Corp.	77,286
1,311	Jacobs Engineering Group, Inc. (a)	86,644
955	Manitowoc Co., Inc. (The)	75,913
944	McDermott International, Inc. (a)	90,615
1,812	Monster Worldwide, Inc. (a)	61,970
2,333	TeleTech Holdings, Inc. (a)	68,240
1,581	URS Corp. (a)	84,489
1,498	Watson Wyatt Worldwide, Inc.	70,870

		754,271

	Information Technology - 20.4%
4,510	AVX Corp.	70,897
2,482	BMC Software, Inc. (a)	75,999
2,363	Intersil Corp.	78,735
2,762	Logitech International (Switzerland) (a)	75,209
1,994	Microchip Technology, Inc.	76,809
2,474	Molex, Inc.	64,695
1,764	Tessera Technologies, Inc. (a)	64,615
2,404	THQ, Inc. (a)	69,211
2,517	Total System Services, Inc.	69,822
1,824	Varian Semiconductor Equipment Associates, Inc. (a)	101,469

		747,461

	Materials - 8.5%
2,142	Agnico-Eagle Mines Ltd. (Canada)	95,212
10,191	Iamgold Corp. (Canada)	67,363
6,512	Silver Wheaton Corp. (Canada) (a)	74,107
2,385	Titanium Metals Corp. (a)	74,770

		311,452

	Telecommunication Services - 4.1%
2,673	NeuStar, Inc. - Class A (a)	84,520
1,291	TELUS Corp. (Canada)	67,029

		151,549

	Utilities - 1.9%
1,418	Questar Corp.	70,857

		70,857

	Total Common Stocks - 98.1%
	(Cost $3,585,116)	3,601,117

	Master Limited Partnerships - 1.9%
	Financials - 1.9%
868	AllianceBernstein Holding L.P.
	(Cost $77,996)	71,705

	Total Investments - 100.0%
	(Cost $3,663,112)	3,672,822

	Liabilities in excess of Other Assets - (0.0%)	(1,572)

	Net Assets - 100.0%	$3,671,250

L.P. - Limited Partnership

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | August 31, 2007 | 51

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

CSD | Claymore/Clear Spin-Off ETF

Number of Shares	Description	Value
	Common Stock - 95.6%
	Consumer Discretionary - 46.6%
63,543	Burger King Holdings, Inc.	$1,506,605
81,100	CBS Corp. - Class B	2,555,461
18,879	Clear Channel Outdoor Holdings, Inc. - Class A (a)	479,149
111,171	Discovery Holding Co. - Class A (a)	2,792,616
7,637	DSW, Inc. - Class A (a)	232,547
110,021	Expedia, Inc. (a)	3,284,127
45,418	Hanesbrands, Inc. (a)	1,360,723
69,170	Idearc, Inc.	2,360,772
30,866	Live Nation, Inc. (a)	638,926
7,210	Proliance International, Inc.	14,781
84,942	Sally Beauty Holdings, Inc. (a)	723,706
85,748	Tim Hortons, Inc.	2,839,116
2,559	Triple Crown Media, Inc. (a)	17,990
63,258	Viacom, Inc.- Class B (a)	2,496,161
73,611	Wyndham Worldwide Corp.	2,348,191

		23,650,871

	Consumer Staples - 0.8%
14,697	TreeHouse Foods, Inc.	395,643

	Energy - 9.5%
22,048	Alon USA Energy, Inc.	844,438
71,069	CNX Gas Corp. (a)	1,893,989
24,090	Delek US Holdings, Inc.	660,548
14,138	Double Hull Tankers, Inc. (Marshall Islands)	218,008
41,044	Mariner Energy, Inc. (a)	860,693
23,916	Rosetta Resources, Inc. (a)	401,310

		4,878,986

	Financials - 9.4%
42,425	Ameriprise Financial, Inc.	2,588,349
104,411	Fidelity National Financial, Inc. - Class A	1,899,236
9,051	National Interstate Corp.	296,692

		4,784,277

	Health Care - 2.1%
21,959	Inverness Medical Innovations, Inc. (a)	1,057,106

	Industrials - 3.5%
48,009	Avis Budget Group, Inc. (a)	1,114,289
52,056	Mueller Water Products, Inc.	643,412

		1,757,701

	Information Technology - 14.3%
161,104	Qimonda AG ADR (Germany) (a)	2,152,349
63,538	Spansion, Inc. (a)	578,196
51,181	Verigy Ltd. (Singapore) (a)	1,352,202
4,222	WebMD Health Corp. - Class A (a)	230,099
118,757	Western Union Co. (The)	2,236,194
18,813	Wright Express Corp. (a)	694,012

		7,243,052

	Materials - 4.1%
22,055	Chaparral Steel Co.	1,885,703
19,671	Tronox, Inc. - Class B	198,284

		2,083,987

	Telecommunication Services - 5.3%
43,251	Embarq Corp.	2,699,727
	Total Common Stock - 95.6%
	(Cost - $50,698,636)	48,551,350

	Master Limited Partnership - 4.3%
	Energy - 4.3%
39,171	Boardwalk Pipeline Partners LP	1,300,477
10,619	Teekay LNG Partners LP (Marshall Islands)	371,346
12,036	Williams Partners LP	536,685

	(Cost - $2,262,630)	2,208,508

	Total Investments - 99.9%
	(Cost - $52,961,266)	50,759,858
	Other Assets in excess of Liabilities - 0.1%	33,249

	Net Assets - 100.0%	$50,793,107

ADR - American Depositary Receipt

LP - Limited Partnership

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

52 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

Number of Shares	Description	Value
	Common Stocks - 100.2%
	Consumer Discretionary - 25.0%
1,636	Bed Bath & Beyond, Inc. (a)	$56,671
2,359	Best Buy Co., Inc.	103,678
1,400	Clear Channel Communications, Inc.	52,164
2,803	Coach, Inc. (a)	124,817
2,724	DR Horton, Inc.	41,160
3,060	H&R Block, Inc.	60,710
1,477	Harley-Davidson, Inc.	79,448
1,564	Home Depot, Inc.	59,917
1,168	Kohl’s Corp. (a)	69,262
2,534	Lowe’s Cos., Inc.	78,706
2,248	Pulte Homes, Inc.	37,407
5,252	Staples, Inc.	124,735
5,482	Starbucks Corp. (a)	151,029
5,724	Time Warner, Inc.	108,642
3,408	TJX Cos., Inc.	103,910

		1,252,256

	Consumer Staples - 2.7%
2,075	Reynolds American, Inc.	137,199

	Energy - 10.7%
2,652	Anadarko Petroleum Corp.	129,895
5,471	Imperial Oil Ltd. (Canada)	239,794
3,218	Petro-Canada (Canada)	164,279

		533,968

	Financials - 26.0%
2,767	Aflac, Inc.	147,509
2,604	Bank of America Corp.	131,971
776	Bear Stearns Cos., Inc.	84,320
1,100	Capital One Financial Corp.	71,126
1,576	Citigroup, Inc.	73,883
2,080	Countrywide Financial Corp.	41,288
3,228	E*Trade Financial Corp. (a)	50,292
2,580	Lehman Brothers Holdings, Inc.	141,461
680	MBIA, Inc.	40,800
1,148	Merrill Lynch & Co., Inc.	84,608
2,068	Morgan Stanley	128,981
4,192	Progressive Corp.	85,265
2,347	Sun Life Financial, Inc. (Canada)	112,938
3,108	US Bancorp	100,544

		1,294,986

	Health Care - 5.1%
1,780	Coventry Health Care, Inc. (a)	102,119
828	Forest Laboratories, Inc. (a)	31,157
2,477	UnitedHealth Group, Inc.	123,875

		257,151

	Industrials - 8.8%
2,217	Canadian Pacific Railway Ltd. (Canada)	156,254
2,241	Danaher Corp.	174,036
1,477	United Technologies Corp.	110,228

		440,518

	Information Technology - 18.8%
4,005	Cisco Systems, Inc. (a)	127,840
3,156	Dell, Inc. (a)	89,157
3,688	eBay, Inc. (a)	125,761
1,696	Fiserv, Inc. (a)	78,898
1,696	Maxim Integrated Products, Inc.	50,897
2,260	Microsoft Corp.	64,930
5,580	Oracle Corp. (a)	113,162
1,960	Paychex, Inc.	87,083
2,364	Research In Motion Ltd. (Canada) (a)	201,909

		939,637

	Materials - 3.1%
2,909	Nucor Corp.	153,886

	Total Investments - 100.2%
	(Cost $5,216,607)	5,009,601
	Liabilities in excess of Other Assets - (0.2%)	(8,310)

	Net Assets - 100.0%	$5,001,291

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | August 31, 2007 | 53

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

SCV | Claymore/IndexIQ Small - Cap Value ETF

Number of Shares	Description	Value
	Common Stocks - 100.0%
	Consumer Discretionary - 11.0%
1,034	Aftermarket Technology Corp. (a)	$30,927
3,677	Citadel Broadcasting Corp.	14,965
1,975	Cox Radio, Inc. - Class A (a)	27,216
937	Entercom Communications Corp. - Class A	19,958
1,347	FTD Group, Inc.	23,936
994	Helen of Troy Ltd. (Bermuda) (a)	22,514
847	Kenneth Cole Productions, Inc. - Class A	17,516
816	K-Swiss, Inc. - Class A	19,682
4,384	Radio One, Inc. - Class D (a)	17,141
530	RC2 Corp. (a)	16,186
2,795	Stewart Enterprises, Inc. - Class A	20,040
6,874	Westwood One, Inc. (a)	19,866

		249,947

	Consumer Staples - 1.0%
2,029	Prestige Brands Holdings, Inc. (a)	22,258

	Energy - 2.8%
1,170	Energy Partners Ltd. (a)	15,994
1,143	General Maritime Corp. (Marshall Island)	29,558
2,353	Parker Drilling Co. (a)	18,330

		63,882

	Financials - 33.7%
1,026	1st Source Corp.	24,121
1,823	American Equity Investment Life Holding Co.	18,613
585	American Physicians Capital, Inc.	23,236
752	Anchor Bancorp Wisconsin, Inc.	19,808
1,630	Asset Acceptance Capital Corp.	18,435
1,822	BankAtlantic Bancorp, Inc. - Class A	15,104
797	Boston Private Financial Holdings, Inc.	21,639
1,051	Calamos Asset Management, Inc. - Class A	24,404
641	Central Pacific Financial Corp.	20,397
703	Chemical Financial Corp.	17,800
753	Chittenden Corp.	26,189
1,451	CNA Surety Corp. (a)	26,060
1,308	Community Bank System, Inc.	26,304
1,845	CVB Financial Corp.	21,974
1,690	Dime Community Bancshares	23,035
1,971	Donegal Group, Inc. - Class A	29,624
2,105	First Commonwealth Financial Corp.	23,176
873	First Merchants Corp.	18,499
997	First State Bancorporation	19,252
1,352	FNB Corp.	22,957
525	FPIC Insurance Group, Inc. (a)	21,068
1,227	Hanmi Financial Corp.	18,994
1,185	Harleysville National Corp.	19,801
3,054	LaBranche & Co., Inc. (a)	19,210
663	MB Financial, Inc.	23,344
1,377	National Penn Bancshares, Inc.	24,442
2,114	Presidential Life Corp.	36,572
672	Provident Bankshares Corp.	20,765
1,350	Provident Financial Services, Inc.	22,680
451	RLI Corp.	27,128
2,169	Sterling Bancshares, Inc.	24,792
1,049	Sterling Financial Corp. (a)	18,368
1,114	Susquehanna Bancshares, Inc.	21,901
1,098	SWS Group, Inc.	19,479
501	Triad Guaranty, Inc. (a)	8,382

		767,553

	Health Care - 4.6%
1,317	Alpharma, Inc. - Class A (a)	30,159
605	Datascope Corp.	20,183
1,595	Odyssey HealthCare, Inc. (a)	15,599
1,062	Sciele Pharma, Inc. (a)	24,511
1,528	Viropharma, Inc. (a)	15,142

		105,594

	Industrials - 4.3%
3,590	CBIZ, Inc. (a)	26,925
628	CIRCOR International, Inc.	26,558
931	Ennis, Inc.	20,249
1,036	Korn/Ferry International (a)	23,010

		96,742

See notes to financial statements.

54 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

SCV | Claymore/IndexIQ Small - Cap Value ETF (continued)

Number of Shares	Description	Value
	Information Technology - 38.3%
1,297	Actel Corp. (a)	$14,591
1,575	Advanced Energy Industries, Inc. (a)	25,562
663	Cabot Microelectronics Corp. (a)	27,660
4,514	Cirrus Logic, Inc. (a)	30,740
974	Coherent, Inc. (a)	29,308
1,161	Cohu, Inc.	22,976
1,855	Cree, Inc. (a)	49,343
1,196	DSP Group, Inc. (a)	20,846
887	Electronics for Imaging (a)	23,133
1,949	Entegris, Inc. (a)	18,399
1,570	Epicor Software Corp. (a)	20,881
5,323	Extreme Networks (a)	18,418
1,464	Infospace, Inc.	20,511
3,100	infoUSA, Inc.	31,434
2,608	Ixia (a)	23,733
1,403	JDA Software Group, Inc. (a)	29,112
3,237	Lawson Software, Inc. (a)	31,755
2,682	Mattson Technology, Inc. (a)	28,241
1,520	Methode Electronics, Inc.	21,949
945	MKS Instruments, Inc. (a)	20,828
1,845	MSC.Software Corp. (a)	23,339
1,221	Multi-Fineline Electronix, Inc. (a)	15,494
3,419	Omnivision Technologies, Inc. (a)	71,355
1,687	Packeteer, Inc. (a)	12,433
1,650	Photronics, Inc. (a)	19,107
3,221	Secure Computing Corp. (a)	28,925
1,644	Semtech Corp. (a)	29,329
3,396	Silicon Image, Inc. (a)	19,629
2,637	SonicWALL, Inc. (a)	22,625
2,946	TTM Technologies, Inc. (a)	34,409
2,650	United Online, Inc.	38,081
2,241	Wind River Systems, Inc. (a)	23,643
1,437	Zoran Corp. (a)	24,817

		872,606

	Materials - 1.0%
1,464	Glatfelter	21,609

	Telecommunication Service - 2.4%
1,071	Iowa Telecommunications Services, Inc.	19,824
2,741	Premiere Global Services, Inc. (a)	35,852

		55,676

	Utilities - 0.9%
888	Empire District Electric Co. (The)	20,362

	Total Investments - 100.0%
	(Cost - $2,515,992)	2,276,229
	Other Assets in excess of Liabilities - 0.0%	4

	Net Assets - 100.0%	$2,276,233

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | August 31, 2007 | 55

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

GRN | Claymore/LGA Green ETF

Number of Shares	Description	Value
	Common Stocks - 99.5%
	Consumer Discretionary - 9.5%
122	Apollo Group, Inc. (a)	$7,158
29	Autozone, Inc. (a)	3,517
122	Bed Bath & Beyond, Inc. (a)	4,226
179	Best Buy Co., Inc.	7,867
48	Black & Decker Corp.	4,164
1	Citadel Broadcasting Corp.	4
1,506	Comcast Corp. - Class A (a)	39,292
182	Eastman Kodak Co.	4,854
960	Ford Motor Co.	7,498
399	Gap, Inc. (The)	7,485
120	Harley-Davidson, Inc.	6,455
36	Harman International Industries, Inc.	4,082
229	Hilton Hotels Corp.	10,523
1,021	Home Depot, Inc.	39,115
71	Johnson Controls, Inc.	8,030
188	Kohl’s Corp. (a)	11,148
108	Lennar Corp. - Class A	3,053
228	Marriott International, Inc. -Class A	10,128
216	Mattel, Inc.	4,672
469	McDonald’s Corp.	23,098
236	McGraw-Hill Cos., Inc. (The)	11,909
202	Newell Rubbermaid, Inc.	5,210
281	Nike, Inc. - Class B	15,832
128	Omnicom Group, Inc.	6,519
58	Polo Ralph Lauren Corp.	4,381
178	Pulte Homes, Inc.	2,962
92	Sears Holdings Corp. (a)	13,208
45	Snap-On, Inc.	2,204
371	Staples, Inc.	8,811
296	Starbucks Corp. (a)	8,155
124	Starwood Hotels & Resorts Worldwide, Inc.	7,579
38	Tiffany & Co.	1,951
1,878	Time Warner, Inc.	35,644
217	TJX Cos, Inc.	6,616
983	Walt Disney Co. (The)	33,029

		370,379

	Consumer Staples - 9.5%
83	Brown-Forman Corp. - Class B	5,939
255	Campbell Soup Co.	9,626
1,311	Coca-Cola Co. (The)	70,506
177	Colgate-Palmolive Co.	11,739
174	Constellation Brands, Inc. - Class A (a)	4,207
818	CVS Caremark Corp.	30,937
84	Dean Foods Co. (a)	2,256
163	Estee Lauder Cos., Inc. (The) - Class A	6,779
154	Hershey Co. (The)	7,161
209	HJ Heinz Co.	9,424
260	Kellogg Co.	14,282
90	McCormick & Co., Inc.	3,226
111	Molson Coors Brewing Co. - Class B	9,930
133	Pepsi Bottling Group, Inc.	4,600
1,082	Procter & Gamble Co.	70,665
200	SUPERVALU, Inc.	8,430
388	SYSCO Corp.	12,951
1,639	Wal-Mart Stores, Inc.	71,510
144	Whole Foods Market, Inc.	6,373
179	WM Wrigley Jr. Co.	10,427

		370,968

	Energy - 10.7%
162	Apache Corp.	12,536
220	Baker Hughes, Inc.	18,449
214	BJ Services Co.	5,309
1,468	Chevron Corp.	128,832
1,095	ConocoPhillips	89,670
140	Consol Energy, Inc.	5,583
218	Devon Energy Corp.	16,418
412	El Paso Corp.	6,538
127	EOG Resources, Inc.	8,555
223	Hess Corp.	13,686
449	Marathon Oil Corp.	24,197
131	Murphy Oil Corp.	7,983
235	Nabors Industries, Ltd. (Bermuda) (a)	6,954
117	National Oilwell Varco, Inc. (a)	14,976
218	Noble Corp. (Cayman Islands)	10,695
136	Smith International, Inc.	9,113
423	Spectra Energy Corp.	9,835
182	Sunoco, Inc.	13,311
233	Weatherford International, Ltd. (Bermuda) (a)	13,603

		416,243

	Financials - 19.8%
334	Allstate Corp.	18,287
604	American Express Co.	35,406
997	American International Group, Inc.	65,802
106	Archstone-Smith Trust, REIT	6,233
2,955	Bank of America Corp.	149,759
653	Bank of New York Mellon Corp. (The)	26,401

See notes to financial statements.

56 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

GRN | Claymore/LGA Green ETF (continued)

Number of Shares	Description	Value
	Financials (continued)
311	BB&T Corp.	$12,356
218	Chubb Corp.	11,146
3,346	Citigroup, Inc.	156,860
353	Countrywide Financial Corp.	7,007
154	Equity Residential, REIT	6,197
319	Fifth Third BanCorp.	11,385
144	Franklin Resources, Inc.	18,975
374	Freddie Mac	23,042
267	Goldman Sachs Group, Inc. (The)	46,995
64	Hartford Financial Services Group, Inc.	5,690
285	Marsh & McLennan Cos., Inc.	7,595
391	Metlife, Inc.	25,044
200	PNC Financial Services Group, Inc.	14,074
122	Prologis, REIT	7,340
247	Prudential Financial, Inc.	22,176
79	Public Storage, Inc., REIT	5,987
407	Regions Financial Corp.	12,739
114	Simon Property Group, Inc., REIT	10,821
204	SunTrust Banks, Inc.	16,065
364	Travelers Cos., Inc. (The)	18,397
76	Vornado Realty Trust, REIT	8,101
501	Washington Mutual, Inc.	18,397

		768,277

	Health Care - 11.6%
910	Abbott Laboratories	47,238
177	Allergan, Inc.	10,622
537	Amgen, Inc. (a)	26,909
154	Applera Corp. - Applied Biosystems Group (Tracking Stock)	4,868
66	Barr Pharmaceuticals, Inc. (a)	3,358
191	Becton Dickinson & Co.	14,696
260	Cardinal Health, Inc.	17,779
194	Celgene Corp. (a)	12,457
198	Forest Laboratories, Inc. (a)	7,451
150	IMS Health, Inc.	4,491
1,673	Johnson & Johnson	103,375
147	King Pharmaceuticals, Inc. (a)	2,209
36	Manor Care, Inc.	2,300
192	Medco Health Solutions, Inc. (a)	16,406
131	Mylan Laboratories, Inc.	1,978
102	PerkinElmer, Inc.	2,796
880	Schering-Plough Corp.	26,418
256	St Jude Medical, Inc. (a)	11,154
309	Stryker Corp.	20,641
1,009	UnitedHealth Group, Inc.	50,460
93	Varian Medical Systems, Inc. (a)	3,756
85	Waters Corp. (a)	5,233
59	Watson Pharmaceuticals, Inc. (a)	1,759
780	Wyeth	36,114
184	Zimmer Holdings, Inc. (a)	14,413

		448,881

	Industrials - 11.4%
537	Allied Waste Industries, Inc. (a)	6,857
114	American Standard Cos., Inc.	4,199
405	Boeing Co.	39,164
203	Burlington Northern Santa Fe Corp.	16,473
75	CH Robinson Worldwide, Inc.	3,678
98	Cooper Industries Ltd. - Class A (Bermuda)	5,015
172	Danaher Corp.	13,358
154	Deere & Co.	20,953
84	Eaton Corp.	7,914
61	Fluor Corp.	7,756
4,114	General Electric Co.	159,911
166	Ingersoll-Rand Co. Ltd. - Class A (Bermuda)	8,620
64	L-3 Communications Holding, Inc.	6,305
225	Norfolk Southern Corp.	11,522
170	Paccar, Inc.	14,544
65	Parker Hannifin Corp.	6,986
107	Pitney Bowes, Inc.	4,780
220	Raytheon Co.	13,495
86	Rockwell Automation, Inc.	6,060
87	Rockwell Collins, Inc.	5,992
30	Ryder System, Inc.	1,643
460	United Parcel Service, Inc. - Class B	34,896
504	United Technologies Corp.	37,613
53	WW Grainger, Inc.	4,855

		442,589

	Information Technology - 16.9%
368	Adobe Systems, Inc. (a)	15,732
366	Advanced Micro Devices, Inc. (a)	4,758
207	Altera Corp.	4,929
192	Analog Devices, Inc.	7,081
429	Apple, Inc. (a)	59,408
348	Automatic Data Processing, Inc.	15,917
311	Broadcom Corp. - Class A (a)	10,729
58	Ciena Corp. (a)	2,197
53	Cognizant Technology Solutions Corp. - Class A (a)	3,896
1,148	Corning, Inc.	26,829

See notes to financial statements.

Annual Report | August 31, 2007 | 57

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

GRN | Claymore/LGA Green ETF (continued)

Number of Shares	Description	Value
	Information Technology (continued)
196	Electronic Arts, Inc. (a)	$10,376
1,090	EMC Corp. (a)	21,429
476	First Data Corp.	15,813
155	Google, Inc. - Class A (a)	79,864
834	International Business Machines Corp.	97,319
127	Jabil Circuit, Inc.	2,819
431	Juniper Networks, Inc. (a)	14,188
172	Kla-Tencor Corp.	9,885
151	Linear Technology Corp.	5,132
439	Micron Technology, Inc. (a)	5,026
4,097	Microsoft Corp.	117,707
98	Molex, Inc.	2,563
179	National Semiconductor Corp.	4,711
121	Novellus Systems, Inc. (a)	3,312
195	Nvidia Corp. (a)	9,976
242	Paychex, Inc.	10,752
124	PMC - Sierra, Inc. (a)	952
1,343	Qualcomm, Inc.	53,572
301	Sanmina-SCI Corp. (a)	689
462	Solectron Corp. (a)	1,793
167	Tektronix, Inc.	5,369
830	Texas Instruments, Inc.	28,419
199	Xilinx, Inc.	5,088

		658,230

	Materials - 2.9%
145	Air Products & Chemicals, Inc.	13,051
390	Alcoa, Inc.	14,247
35	Ashland, Inc.	2,093
57	Bemis Co, Inc.	1,703
49	Eastman Chemical Co.	3,271
166	Ecolab, Inc.	6,915
520	EI Du Pont de Nemours & Co.	25,350
72	Hercules, Inc.	1,499
220	International Paper Co.	7,724
92	MeadWestvaco Corp.	2,906
197	Newmont Mining Corp.	8,325
189	Nucor Corp.	9,998
88	Pactiv Corp. (a)	2,574
94	PPG Industries, Inc.	6,895
86	Sealed Air Corp.	2,275
54	Vulcan Materials Co.	4,860

		113,686

	Telecommunication Services - 3.8%
3,657	AT&T, Inc.	145,804

	Utilities - 3.4%
458	AES Corp. (a)	8,294
137	CMS Energy Corp.	2,236
154	Consolidated Edison, Inc.	7,075
119	Constellation Energy Group, Inc.	9,870
173	Dominion Resources, Inc.	14,736
192	Edison International	10,120
393	Exelon Corp.	27,773
212	PG&E Corp.	9,434
218	PPL Corp.	10,521
145	Public Service Enterprise Group, Inc.	12,323
60	Questar Corp.	2,998
160	Sempra Energy	8,805
124	TECO Energy, Inc.	1,964
241	Xcel Energy, Inc.	4,967

		131,116

	Total Investments - 99.5%
	(Cost $3,952,768)	3,866,173
	Other Assets in excess of Liabilities - 0.5%	18,556

	Net Assets - 100.0%	$3,884,729

REIT - Real Estate Investment Trust

(a) Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

58 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

OTR | Claymore/Ocean Tomo Growth Index ETF

Number of Shares	Description	Value
	Common Stock - 99.9%
	Consumer Discretionary - 5.2%
676	Amazon.com, Inc. (a)	$54,019
461	Garmin, Ltd. (Cayman Islands)	46,944
654	International Game Technology	24,963
180	Scientific Games Corp. - Class A (a)	6,280
88	Shuffle Master, Inc. (a)	1,305
1	WABCO Holdings, Inc.	45
698	XM Satellite Radio Holdings, Inc. - Class A (a)	8,704

		142,260

	Consumer Staples - 19.2%
992	Avon Products, Inc.	34,075
396	Campbell Soup Co.	14,949
1,037	Colgate-Palmolive Co.	68,774
100	Energizer Holdings, Inc. (a)	10,593
5,746	Procter & Gamble Co.	375,271
419	WM Wrigley Jr. Co.	24,407

		528,069

	Energy - 4.4%
2,332	Halliburton Co.	80,664
488	Smith International, Inc.	32,701
186	Superior Energy Services (a)	7,221

		120,586

	Health Care - 25.7%
222	Alkermes, Inc. (a)	3,741
613	Allergan, Inc.	36,786
298	Amylin Pharmaceuticals, Inc. (a)	14,611
1,127	Baxter International, Inc.	61,715
2,770	Boston Scientific Corp. (a)	35,539
664	Celgene Corp. (a)	42,636
112	Cephalon, Inc. (a)	8,406
132	Cubist Pharmaceuticals, Inc. (a)	3,020
1,072	Elan Corp. PLC, ADR (Ireland) (a)	20,775
1,682	Gilead Sciences, Inc. (a)	61,174
6,552	GlaxoSmithKline PLC, ADR (United Kingdom)	342,145
224	ImClone Systems, Inc. (a)	7,629
92	Intuitive Surgical, Inc. (a)	20,358
196	Kinetic Concepts, Inc. (a)	11,782
76	Mentor Corp.	3,389
244	Varian Medical Systems, Inc. (a)	9,855
214	Vertex Pharmaceuticals, Inc. (a)	8,337
200	Waters Corp. (a)	12,314

		704,212

	Industrials - 11.3%
1,663	3M Co.	151,316
4,081	ABB, Ltd., ADR (Switzerland)	100,637
372	American Standard Cos., Inc.	13,701
84	Energy Conversion Devices, Inc. (a)	2,176
240	McDermott International, Inc. (Panama) (a)	23,038
422	Pitney Bowes, Inc.	18,851

		309,719

	Information Technology - 33.6%
1,067	Accenture, Ltd. - Class A (Bermuda)	43,971
1,023	Adobe Systems, Inc. (a)	43,733
520	Amkor Technology, Inc. (a)	5,990
1,293	Apple, Inc. (a)	179,055
468	Autodesk, Inc. (a)	21,678
3,971	Corning, Inc.	92,802
4,888	Dell, Inc. (a)	138,086
128	DST Systems, Inc. (a)	9,787
116	Formfactor, Inc. (a)	5,262
114	Interdigital Communications Corp. (a)	2,635
376	MEMC Electronic Materials, Inc. (a)	23,094
268	NAVTEQ Corp. (a)	16,884
782	Network Appliance, Inc. (a)	21,787
930	Nortel Networks Corp. (Canada) (a)	16,247
272	Openwave Systems, Inc.	1,229
6,579	Oracle Corp. (a)	133,422
3,974	Qualcomm, Inc.	158,523
304	Rambus, Inc. (a)	4,584
132	SiRF Technology Holdings, Inc. (a)	2,226

		920,995

	Materials - 0.5%
350	Ecolab, Inc.	14,581

	Total Investments - 99.9%
	(Cost - $2,501,617)	2,740,422
	Other Assets in excess of Liabilities - 0.1%	3,756

	Net Assets - 100.0%	$2,744,178

ADR - American Depositary Receipt

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | August 31, 2007 | 59

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

OTP | Claymore/Ocean Tomo Patent ETF

Number of Shares	Description	Value
	Common Stocks - 99.7%
	Consumer Discretionary - 10.1%
440	Amazon.com, Inc. (a)	$35,160
84	Autoliv, Inc.	4,819
70	Black & Decker Corp.	6,072
63	BorgWarner, Inc.	5,324
96	Brunswick Corp.	2,414
1,096	DaimlerChrysler AG (Germany)	97,654
1,308	DIRECTV Group, Inc. (The) (a)	30,516
303	Eastman Kodak Co.	8,081
2,226	Ford Motor Co.	17,385
162	Fortune Brands, Inc.	13,461
252	Gannett Co., Inc.	11,844
230	Garmin, Ltd. (Cayman Islands)	23,421
610	General Motors Corp.	18,751
228	Goodyear Tire & Rubber Co. (The) (a)	6,306
71	Harman International Industries, Inc.	8,051
358	International Game Technology	13,665
213	Johnson Controls, Inc.	24,090
82	Lear Corp. (a)	2,397
117	Magna International, Inc. - Class A (Canada)	10,466
415	Mattel, Inc.	8,976
72	Mohawk Industries, Inc. (a)	6,286
291	Newell Rubbermaid, Inc.	7,505
3,356	News Corp. - Class A	67,892
538	Nike, Inc. - Class B	30,311
144	RadioShack Corp.	3,423
96	Scientific Games Corp. - Class A (a)	3,349
143	Sherwin-Williams Co. (The)	9,868
36	Shuffle Master, Inc. (a)	534
1,070	Sony Corp., ADR (Japan)	51,125
92	Stanley Works (The)	5,220
60	Thor Industries, Inc.	2,639
4,017	Time Warner, Inc.	76,243
1,924	Toyota Motor Corp., ADR (Japan)	222,568
83	Whirlpool Corp.	8,002
319	XM Satellite Radio Holdings, Inc. - Class A (a)	3,978

		847,796

	Consumer Staples - 4.7%
99	Alberto-Culver Co.	2,294
465	Avon Products, Inc.	15,973
413	Campbell Soup Co.	15,591
514	Coca-Cola Enterprises, Inc.	12,243
545	Colgate-Palmolive Co.	36,144
525	ConAgra Foods, Inc.	13,498
60	Energizer Holdings, Inc. (a)	6,356
369	General Mills, Inc.	20,620
488	Kimberly-Clark Corp.	33,521
3,357	Procter & Gamble Co.	219,246
294	WM Wrigley Jr. Co.	17,126

		392,612

	Energy - 13.8%
343	Baker Hughes, Inc.	28,764
1,742	ConocoPhillips	142,652
42	Dril-Quip, Inc. (a)	1,977
6,007	Exxon Mobil Corp.	514,980
133	Grant Prideco, Inc. (a)	7,355
981	Halliburton Co.	33,933
191	National Oilwell Varco, Inc. (a)	24,448
286	Noble Corp.	14,031
889	Occidental Petroleum Corp.	50,397
57	Oceaneering International, Inc. (a)	3,828
120	Rowan Cos., Inc.	4,505
3,437	Royal Dutch Shell PLC, ADR (Netherlands)	265,852
214	Smith International, Inc.	14,340
90	Superior Energy Services (a)	3,494
364	Weatherford International, Ltd. (Bermuda) (a)	21,250
34	W-H Energy Services, Inc. (a)	2,161
638	Williams Cos., Inc.	19,778

		1,153,745

	Financials - 0.3%
443	Capital One Financial Corp.	28,644

	Health Care - 18.3%
1,642	Abbott Laboratories	85,236
60	Advanced Medical Optics, Inc. (a)	1,724
108	Alkermes, Inc. (a)	1,820
328	Allergan, Inc.	19,683
66	American Medical Systems Holdings, Inc. (a)	1,214
1,237	Amgen, Inc. (a)	61,986
140	Amylin Pharmaceuticals, Inc. (a)	6,864
192	Applera Corp. - Applied Biosystems Group	6,069
120	Barr Pharmaceuticals, Inc. (a)	6,106
59	Bausch & Lomb, Inc.	3,729

See notes to financial statements.

60 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

OTP | Claymore/Ocean Tomo Patent ETF (continued)

Number of Shares	Description	Value
	Health Care (continued)
694	Baxter International, Inc.	$38,003
260	Becton Dickinson & Co.	20,004
305	Biogen Idec, Inc. (a)	19,465
1,577	Boston Scientific Corp. (a)	20,233
2,098	Bristol-Myers Squibb Co.	61,157
413	Cardinal Health, Inc.	28,241
405	Celgene Corp. (a)	26,005
74	Cephalon, Inc. (a)	5,554
48	Cooper Cos., Inc. (The)	2,340
111	CR Bard, Inc.	9,256
60	Cubist Pharmaceuticals, Inc. (a)	1,373
162	Dentsply International, Inc.	6,380
497	Elan Corp. PLC, ADR (Ireland) (a)	9,632
285	Genzyme Corp. (a)	17,787
996	Gilead Sciences, Inc. (a)	36,225
3,036	GlaxoSmithKline PLC, ADR (United Kingdom)	158,540
132	Human Genome Sciences, Inc. (a)	1,216
90	ImClone Systems, Inc. (a)	3,065
40	Intuitive Surgical, Inc. (a)	8,851
52	Invitrogen Corp. (a)	4,051
3,088	Johnson & Johnson	190,808
78	Kinetic Concepts, Inc. (a)	4,689
257	King Pharmaceuticals, Inc. (a)	3,863
300	Medco Health Solutions, Inc. (a)	25,635
1,216	Medtronic, Inc.	64,253
38	Mentor Corp.	1,694
324	Millennium Pharmaceuticals, Inc. (a)	3,289
59	Millipore Corp. (a)	4,111
254	Mylan Laboratories, Inc.	3,835
96	Nektar Therapeutics (a)	793
42	Neurocrine Biosciences, Inc. (a)	419
126	Omnicare, Inc.	4,111
60	OSI Pharmaceuticals, Inc. (a)	2,047
120	PDL BioPharma, Inc. (a)	2,341
7,483	Pfizer, Inc.	185,878
2,904	Sanofi-Aventis, ADR (France)	118,919
1,587	Schering-Plough Corp.	47,642
363	Saint Jude Medical, Inc. (a)	15,816
440	Stryker Corp.	29,392
855	Teva Pharmaceutical Industries, Ltd., ADR (Israel)	36,765
451	Thermo Fisher Scientific, Inc. (a)	24,458
140	Varian Medical Systems, Inc. (a)	5,655
144	Vertex Pharmaceuticals, Inc. (a)	5,610
110	Waters Corp. (a)	6,773
108	Watson Pharmaceuticals, Inc. (a)	3,221
1,434	Wyeth	66,394

		1,530,220

	Industrials - 16.8%
763	3M Co.	69,425
2,420	ABB, Ltd., ADR (Switzerland)	59,677
30	Actuant Corp. - Class A	1,830
214	American Standard Cos., Inc.	7,882
105	Avery Dennison Corp.	6,278
686	Caterpillar, Inc.	51,978
192	Cooper Industries, Ltd. - Class A	9,825
474	CSX Corp.	19,434
113	Cummins, Inc.	13,381
331	Danaher Corp.	25,705
241	Deere & Co.	32,790
217	Dover Corp.	10,720
156	Eaton Corp.	14,698
852	Emerson Electric Co.	41,944
42	Energy Conversion Devices, Inc. (a)	1,088
10,924	General Electric Co.	424,616
132	Goodrich Corp.	8,337
803	Honeywell International, Inc.	45,088
597	Illinois Tool Works, Inc.	34,727
326	Ingersoll-Rand Co., Ltd. - Class A (Bermuda)	16,929
192	ITT Corp.	13,054
42	Kennametal, Inc.	3,388
132	L-3 Communications Holdings, Inc.	13,003
440	Lockheed Martin Corp.	43,622
66	Manitowoc Co., Inc. (The)	5,246
411	Masco Corp.	10,694
119	McDermott International, Inc. (Panama) (a)	11,423
368	Northrop Grumman Corp.	29,013
78	Oshkosh Truck Corp.	4,515
135	Pall Corp.	5,148
124	Parker Hannifin Corp.	13,326
239	Pitney Bowes, Inc.	10,676
147	Precision Castparts Corp.	19,156
469	Raytheon Co.	28,768
164	Rockwell Automation, Inc.	11,555
93	Roper Industries, Inc.	5,886
239	RR Donnelley & Sons Co.	8,561
84	Shaw Group, Inc. (The) (a)	4,204
950	Siemens AG, ADR (Germany)	119,035

See notes to financial statements.

Annual Report | August 31, 2007 | 61

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

OTP | Claymore/Ocean Tomo Patent ETF (continued)

Number of Shares	Description	Value
	Industrials (continued)
49	Simpson Manufacturing Co, Inc.	$1,617
107	Terex Corp. (a)	8,547
66	Thomas & Betts Corp. (a)	3,656
84	Trinity Industries, Inc.	3,156
526	Tyco International, Ltd. (Bermuda)	23,228
286	Union Pacific Corp.	31,909
1,057	United Technologies Corp.	78,884

		1,407,622

	Information Technology - 24.8%
396	3Com Corp. (a)	1,485
635	Accenture, Ltd. - Class A (Bermuda)	26,168
114	ADC Telecommunications, Inc. (a)	2,086
629	Adobe Systems, Inc. (a)	26,890
74	Adtran, Inc. (a)	1,978
584	Advanced Micro Devices, Inc. (a)	7,592
426	Agilent Technologies, Inc. (a)	15,506
378	Altera Corp.	9,000
186	Amkor Technology, Inc. (a)	2,143
188	Amphenol Corp. - Class A	6,789
347	Analog Devices, Inc.	12,797
168	Andrew Corp. (a)	2,365
922	Apple, Inc. (a)	127,679
1,486	Applied Materials, Inc.	31,741
56	Atheros Communications, Inc. (a)	1,675
504	Atmel Corp. (a)	2,671
831	AU Optronics Corp., ADR (Taiwan)	12,207
251	Autodesk, Inc. (a)	11,626
480	Avaya, Inc. (a)	8,078
42	Avid Technology, Inc. (a)	1,295
156	Avnet, Inc. (a)	6,132
418	BEA Systems, Inc. (a)	5,100
573	Broadcom Corp. - Class A (a)	19,769
420	Brocade Communications Systems, Inc. (a)	2,940
294	Cadence Design Systems, Inc. (a)	6,386
90	Ciena Corp. (a)	3,409
184	Computer Sciences Corp. (a)	10,295
492	Conexant Systems, Inc. (a)	551
1,676	Corning, Inc.	39,168
86	Cree, Inc. (a)	2,288
35	Cymer, Inc. (a)	1,387
162	Cypress Semiconductor Corp. (a)	4,056
2,422	Dell, Inc. (a)	68,422
72	Diebold, Inc.	3,159
72	DST Systems, Inc. (a)	5,505
548	Electronic Data Systems Corp.	12,544
2,237	EMC Corp. (a)	43,979
90	Emulex Corp. (a)	1,759
90	F5 Networks, Inc. (a)	3,147
60	Fair Isaac Corp.	2,219
131	Fairchild Semiconductor International, Inc. (a)	2,458
324	Finisar Corp. (a)	1,225
804	First Data Corp.	26,709
48	Formfactor, Inc. (a)	2,177
146	Harris Corp.	8,881
2,793	Hewlett-Packard Co.	137,835
210	Integrated Device Technology, Inc. (a)	3,284
6,194	Intel Corp.	159,496
54	Interdigital Communications Corp. (a)	1,248
1,450	International Business Machines Corp.	169,201
72	International Rectifier Corp. (a)	2,478
144	Intersil Corp. - Class A	4,798
33	Itron, Inc. (a)	2,802
222	JDS Uniphase Corp. (a)	3,232
610	Juniper Networks, Inc. (a)	20,081
206	Kla-Tencor Corp.	11,839
147	Lam Research Corp. (a)	7,884
102	Lexmark International, Inc. - Class A (a)	3,801
272	Linear Technology Corp.	9,245
800	LSI Logic Corp. (a)	5,512
623	Marvell Technology Group, Ltd. (Bermuda) (a)	10,323
344	Maxim Integrated Products, Inc.	10,323
251	MEMC Electronic Materials, Inc. (a)	15,416
796	Micron Technology, Inc. (a)	9,114
10,200	Microsoft Corp.	293,046
15	MicroStrategy, Inc. - Class A (a)	1,039
2,468	Motorola, Inc.	41,833
290	National Semiconductor Corp.	7,633
103	NAVTEQ Corp. (a)	6,489
390	Network Appliance, Inc. (a)	10,865
4,185	Nokia OYJ, ADR (Finland)	137,603
464	Nortel Networks Corp. (Canada) (a)	8,106
348	Novell, Inc. (a)	2,589
135	Novellus Systems, Inc. (a)	3,695
386	Nvidia Corp. (a)	19,748
48	Omnivision Technologies, Inc. (a)	1,002
90	Openwave Systems, Inc. (a)	407
5,453	Oracle Corp. (a)	110,587

See notes to financial statements.

62 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

OTP | Claymore/Ocean Tomo Patent ETF (continued)

Number of Shares	Description	Value
	Information Technology (continued)
168	QLogic Corp. (a)	$2,234
1,777	Qualcomm, Inc.	70,885
108	Rambus, Inc. (a)	1,629
242	SanDisk Corp. (a)	13,567
558	Sanmina-SCI Corp. (a)	1,278
586	Seagate Technology (Cayman Islands)	15,131
60	Silicon Laboratories, Inc. (a)	2,215
63	SiRF Technology Holdings, Inc. (a)	1,062
3,838	Sun Microsystems, Inc. (a)	20,572
960	Symantec Corp. (a)	18,058
474	Tellabs, Inc. (a)	5,001
198	Teradyne, Inc. (a)	2,948
1,529	Texas Instruments, Inc.	52,353
256	VeriSign, Inc. (a)	8,243
192	Vishay Intertechnology, Inc. (a)	2,540
234	Western Digital Corp. (a)	5,466
997	Xerox Corp. (a)	17,079
320	Xilinx, Inc.	8,182
42	Zoran Corp. (a)	725

		2,077,158

	Materials - 5.2%
231	Air Products & Chemicals, Inc.	20,792
397	Alcan, Inc. (Canada)	39,108
942	Alcoa, Inc.	34,411
1,436	Arcelor Mittal - Class A (Luxembourg)	95,063
108	Ball Corp.	5,657
1,020	Dow Chemical Co. (The)	43,483
87	Eastman Chemical Co.	5,808
264	Ecolab, Inc.	10,998
985	EI Du Pont de Nemours & Co.	48,019
267	Lyondell Chemical Co.	12,378
581	Monsanto Co.	40,519
139	Pactiv Corp. (a)	4,066
174	PPG Industries, Inc.	12,763
340	Praxair, Inc.	25,724
230	Rohm & Haas Co.	13,004
136	Sigma-Aldrich Corp.	6,093
230	Weyerhaeuser Co.	15,679

		433,565

	Telecommunication Services - 5.0%
368	Alltel Corp.	25,120
6,575	AT&T, Inc.	262,145
3,095	Verizon Communications, Inc.	129,619

		416,884

	Utilities - 0.7%
348	Edison International	18,343
288	NiSource, Inc.	5,426
803	Southern Co.	28,498
433	Xcel Energy, Inc.	8,924

		61,191

	Total Common Stock - 99.7%
	(Cost $7,636,583)	8,349,437

	Investment Companies - 0.1%
50	SPDR Trust Series 1
	(Cost $7,179)	7,380

	Total Investments - 99.8%
	(Cost $7,643,762)	8,356,817
	Other Assets in excess of Liabilities - 0.2%	19,772

	Net Assets - 100.0%	$8,376,589

ADR - American Depositary Receipt

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | August 31, 2007 | 63

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

DEF | Claymore/Sabrient Defender ETF

Number of Shares	Description	Value
	Common Stocks - 94.5%
	Consumer Discretionary - 12.2%
3,956	Abercrombie & Fitch Co. - Class A	$311,337
7,531	Clear Channel Communications, Inc.	280,605
10,447	Eastman Kodak Co.	278,621
33,673	Ford Motor Co.	262,986
3,284	Harrah’s Entertainment, Inc.	281,669
3,409	Magna International, Inc. - Class A (Canada)	304,935
5,601	McDonald’s Corp.	275,849
10,484	Newell Rubbermaid, Inc.	270,382
7,343	Royal Caribbean Cruises Ltd. (Liberia)	279,254
3,211	Station Casinos, Inc.	281,990
347	Washington Post Co. (The) - Class B	265,681
2,785	Whirlpool Corp.	268,502

		3,361,811

	Consumer Staples - 13.8%
3,998	Altria Group, Inc.	277,501
5,479	Anheuser-Busch Cos., Inc.	270,663
7,295	Campbell Soup Co.	275,386
4,402	Costco Wholesale Corp.	271,823
4,804	General Mills, Inc.	268,448
6,269	H.J. Heinz Co.	282,669
5,037	Kellogg Co.	276,682
3,649	Loews Corp. (Tracking Stock)	277,762
2,993	Molson Coors Brewing Co. - Class B	267,754
8,008	Pepsi Bottling Group, Inc.	276,997
17,065	Sara Lee Corp.	283,620
6,672	SUPERVALU, Inc.	281,225
5,200	UST, Inc.	256,256
4,490	WM Wrigley Jr. Co.	261,542

		3,828,328

	Energy - 2.9%
5,489	Anadarko Petroleum Corp.	268,851
5,441	Petro-Canada (Canada)	277,763
6,329	Pioneer Natural Resources Co.	259,805

		806,419

	Financials - 29.7%
4,987	Aflac, Inc.	265,857
5,081	Allstate Corp. (The)	278,185
5,300	AMB Property Corp. - REIT	291,394
6,848	American Capital Strategies Ltd.	282,754
6,693	Apartment Investment & Management Co. - Class A - REIT	299,177
2,481	AvalonBay Communities, Inc. - REIT	283,777
7,560	Axis Capital Holdings Ltd. (Bermuda)	272,916
5,934	Bank of Nova Scotia (Canada)	293,496
2,783	Boston Properties, Inc. - REIT	278,495
10,363	Brown & Brown, Inc.	278,972
6,949	Cincinnati Financial Corp.	292,831
8,581	Duke Realty Corp. - REIT	289,952
5,733	General Growth Properties, Inc. - REIT	284,987
9,888	Genworth Financial, Inc. - Class A	286,554
7,097	Hospitality Properties Trust - REIT	280,048
7,948	iStar Financial, Inc. - REIT	290,897
3,616	Macerich Co. (The) - REIT	293,691
7,398	Manulife Financial Corp. (Canada)	287,412
582	Markel Corp. (a)	276,834
15,227	Old Republic International Corp.	276,979
3,912	PartnerRe Ltd. (Bermuda)	284,442
6,996	Plum Creek Timber Co., Inc. - REIT	293,342
4,904	Principal Financial Group, Inc.	272,123
3,773	Public Storage - REIT	285,918
4,085	Regency Centers Corp. - REIT	283,785
3,125	Simon Property Group, Inc. - REIT	296,625
5,595	Sun Life Financial, Inc. (Canada)	269,231
4,503	Torchmark Corp.	277,205
5,459	Travelers Cos., Inc. (The)	275,898

		8,223,777

	Health Care - 9.9%
3,704	Dade Behring Holdings, Inc.	279,689
4,785	DaVita, Inc. (a)	275,233
9,352	IMS Health, Inc.	279,999
4,473	McKesson Corp.	255,900
5,173	Medtronic, Inc.	273,341
5,371	Merck & Co., Inc.	269,463
5,033	Novartis AG - ADR (Switzerland)	264,987
11,488	Pfizer, Inc.	285,362
7,948	Pharmaceutical Product Development, Inc.	278,418
4,895	Quest Diagnostics, Inc.	268,001

		2,730,393

See notes to financial statements.

64 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

DEF | Claymore/Sabrient Defender ETF (continued)

Number of Shares	Description	Value
	Industrials - 9.8%
21,646	Allied Waste Industries, Inc. (a)	$276,419
4,576	Avery Dennison Corp.	273,599
5,383	Canadian National Railway Co. (Canada)	283,415
17,229	Lan Airlines S.A. - ADR (Chile)	276,525
2,736	Lockheed Martin Corp.	271,247
3,473	Northrop Grumman Corp.	273,811
8,640	Republic Services, Inc.	268,618
7,044	R.R. Donnelley & Sons Co.	252,316
3,559	United Parcel Service, Inc. - Class B	269,986
7,383	Waste Management, Inc.	278,118

		2,724,054

	Information Technology - 1.0%
10,153	Novellus Systems, Inc. (a)	277,888

	Materials - 6.9%
2,868	Alcan, Inc. (Canada)	282,527
5,404	Ball Corp.	283,062
3,981	Eastman Chemical Co.	265,772
5,814	El Du Pont de Nemours & Co.	283,432
8,693	MeadWestvaco Corp.	274,612
3,533	PPG Industries, Inc.	259,146
4,719	Rohm & Haas Co.	266,812

		1,915,363

	Telecommunication Services - 8.3%
6,880	AT&T, Inc.	274,306
7,434	BCE, Inc. (Canada)	283,979
5,957	CenturyTel, Inc.	285,817
21,639	Citizens Communications Co.	313,982
4,398	Mobile Telesystems - ADR (Russia)	290,972
4,875	Philippine Long Distance Telephone Co. - ADR (Philippines)	286,309
32,896	Qwest Communications International, Inc. (a)	294,419
6,378	Verizon Communications, Inc.	267,111

		2,296,895

	Total Common Stocks - 94.5%
	(Cost $26,570,017)	26,164,928

	Master Limited Partnerships - 3.1%
	Energy - 2.1%
7,663	Energy Transfer Equity L.P.	281,615
5,862	Energy Transfer Partners L.P.	305,059

		586,674

	Financials - 1.0%
3,203	AllianceBernstein Holding L.P.	264,600

	Total Master Limited Partnerships
	(Cost $871,190)	851,274

	Income Trusts - 2.0%
	Energy - 2.0%
6,488	Enerplus Resources Fund (Canada)	273,210
16,020	Pengrowth Energy Trust (Canada)	273,301

	Total Income Trusts
	(Cost $572,476)	546,511

	Exchange-Traded Funds - 0.1%
100	iShares S&P 500 Value Index Fund
	(Cost $7,976)	7,946

	Total Investments - 99.7%
	(Cost $28,021,659)	27,570,659
	Other Assets in excess of Liabilities - 0.3%	85,872

	Net Assets - 100.0%	$27,656,531

ADR - American Depositary Receipt

L.P. - Limited Partnership

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | August 31, 2007 | 65

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

NFO | Claymore/Sabrient Insider ETF

Number of Shares	Description	Value
	Common Stocks - 98.9%
	Consumer Discretionary - 12.5%
11,750	Brown Shoe Co., Inc.	$268,370
1	Citadel Broadcasting Corp.	4
3,421	Deckers Outdoor Corp. (a)	322,224
9,508	DeVry, Inc.	328,311
27,563	Interpublic Group of Cos., Inc. (a)	301,815
4,410	Kohl’s Corp. (a)	261,513
4,599	McGraw-Hill Cos., Inc. (The)	232,066
5,126	Meredith Corp.	286,543
3,878	MGM Mirage (a)	325,636
6,069	Nordstrom, Inc.	291,919
4,870	Sherwin-Williams Co. (The)	336,079
11,543	Starbucks Corp. (a)	318,010
4,538	Starwood Hotels & Resorts Worldwide, Inc.	277,363
9,464	Walt Disney Co. (The)	317,990

		3,867,843

	Consumer Staples - 3.6%
6,464	Church & Dwight Co., Inc.	290,427
6,559	Nash Finch Co.	246,028
6,397	NBTY, Inc. (a)	234,770
5,800	Ralcorp Holdings, Inc. (a)	358,382

		1,129,607

	Energy - 8.7%
4,597	Cameron International Corp. (a)	375,897
9,391	Nabors Industries Ltd. (Bermuda) (a)	277,880
8,393	Oil States International, Inc. (a)	354,185
4,054	Schlumberger Ltd. (Netherland Antilles)	391,211
5,712	Smith International, Inc.	382,761
5,426	Tesoro Corp.	267,665
4,349	Valero Energy Corp.	297,950
6,465	Western Refining, Inc.	335,146

		2,682,695

	Financials - 18.9%
5,067	American Express Co.	297,028
4,489	American International Group, Inc.	296,274
5,062	Ameriprise Financial, Inc.	308,833
11,138	Arthur J. Gallagher & Co.	328,905
5,417	Assurant, Inc.	279,192
12,998	Calamos Asset Management, Inc. - Class A	301,814
8,768	CB Richard Ellis Group, Inc. - Class A (a)	258,831
7,123	Cincinnati Financial Corp.	300,163
19,299	Corus Bankshares, Inc.	257,835
5,720	First Community Bancorp, Inc.	310,367
8,207	Hancock Holding Co.	328,280
6,368	JPMorgan Chase & Co.	283,503
11,326	Max Capital Group Ltd. (Bermuda)	311,012
3,983	NYSE Euronext	289,763
9,967	Raymond James Financial, Inc.	326,818
6,070	Redwood Trust, Inc. - REIT	226,593
5,582	RLI Corp.	335,757
3,156	Simon Property Group, Inc. - REIT	299,567
6,518	St. Joe Co. (The)	206,099
12,421	Unum Group	303,942

		5,850,576

	Health Care - 9.0%
6,111	Aetna, Inc.	311,111
14,230	AMN Healthcare Services, Inc. (a)	253,721
18,381	BioMarin Pharmaceuticals, Inc. (a)	394,824
5,818	Cigna Corp.	300,674
22,921	Cypress Bioscience, Inc. (a)	303,932
4,106	Laboratory Corp. of America Holdings (a)	318,872
17,068	Mylan Laboratories, Inc.	257,727
8,885	Psychiatric Solutions, Inc. (a)	327,501
10,373	Schering-Plough Corp.	311,397

		2,779,759

See notes to financial statements.

66 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

NFO | Claymore/Sabrient Insider ETF (continued)

Number of Shares	Description	Value
	Industrials - 17.0%
4,892	Avery Dennison Corp.	$292,493
3,254	Boeing Co.	314,662
7,336	Deluxe Corp.	278,915
4,490	First Solar, Inc. (a)	465,793
5,565	Honeywell International, Inc.	312,475
9,517	Horizon Lines, Inc. - Class A	268,475
11,494	Houston Wire & Cable Co.	212,294
5,784	Hubbell, Inc. - Class B	313,377
14,957	Hudson Highland Group, Inc. (a)	209,697
3,376	L-3 Communications Holdings, Inc.	332,570
6,664	Regal-Beloit Corp.	336,599
4,794	Rockwell Automation, Inc.	337,785
5,943	SunPower Corp. - Class A (a)	406,085
7,020	Teledyne Technologies, Inc. (a)	350,368
14,530	Tetra Tech, Inc. (a)	284,788
8,167	Waste Management, Inc.	307,651
5,020	WESCO International, Inc. (a)	238,902

		5,262,929

	Information Technology - 15.4%
17,239	Activision, Inc. (a)	335,988
8,513	Agilent Technologies, Inc. (a)	309,873
7,335	Blue Coat Systems, Inc. (a)	611,812
13,522	Cadence Design Systems, Inc. (a)	293,698
15,760	Concur Technologies, Inc. (a)	422,053
8,564	Fair Isaac Corp.	316,782
9,673	FARO Technologies, Inc. (a)	388,951
9,056	FEI Co. (a)	253,840
21,471	Informatica Corp. (a)	299,735
6,475	NDS Group PLC ADR (United Kingdom) (a)	318,894
32,321	Packeteer, Inc. (a)	238,206
14,573	Plexus Corp. (a)	346,400
39,198	S1 Corp. (a)	305,744
63,384	Sun Microsystems, Inc. (a)	339,738

		4,781,714

	Materials - 9.9%
7,990	Albemarle Corp.	323,355
2,858	Allegheny Technologies, Inc.	284,057
9,491	Compass Minerals International, Inc.	323,358
7,031	Dow Chemical Co. (The)	299,731
9,086	Mosaic Co. (The) (a)	381,794
4,796	Nucor Corp.	253,708
5,448	OM Group, Inc. (a)	269,131
4,599	Praxair, Inc.	347,960
7,649	Sigma-Aldrich Corp.	342,675
2,570	United States Steel Corp.	242,814

		3,068,583

	Telecommunication Services - 0.9%
31,545	Qwest Communications International, Inc. (a)	282,328

	Utilities - 3.0%
4,873	FirstEnergy Corp.	299,397
5,459	FPL Group, Inc.	321,208
6,433	ONEOK, Inc.	301,386

		921,991

	Total Common Stocks - 98.9%
	(Cost $30,899,286)	30,628,025

	Master Limited Partnerships - 1.0%
	Energy - 1.0%
4,879	NuStar Energy L.P.
	(Cost $324,397)	303,620

	Total Investments - 99.9%
	(Cost $31,223,683)	30,931,645
	Other Assets in excess of Liabilities - 0.1%	44,673

	Net Assets - 100.0%	$30,976,318

ADR-American Depositary Receipt

REIT-Real Estate Investment Trust

L.P.-Limited Partnership

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | August 31, 2007 | 67

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

STH | Claymore/Sabrient Stealth ETF

Number of Shares	Description	Value
	Common Stocks - 96.5%
	Consumer Discretionary - 16.8%
3,236	Audiovox Corp. - Class A (a)	$33,816
3,184	Avatar Holdings, Inc. (a)	193,524
14,683	Books-A-Million, Inc.	195,578
8,796	Brookfield Homes Corp.	174,337
6,393	Buckle, Inc. (The)	239,162
18,455	Coinmach Service Corp. - Class A	236,409
3,390	Core-Mark Holding Co., Inc. (a)	114,379
3,051	Courier Corp.	109,653
3,652	CPI Corp.	163,464
2,903	CSS Industries, Inc.	111,649
7,317	Fuel Systems Solutions, Inc. (a)	132,511
25,225	Interstate Hotels & Resorts, Inc. (a)	98,378
9,152	M/I Homes, Inc.	166,841
5,198	Morningstar, Inc. (a)	335,375
2,015	National Presto Industries, Inc.	111,147
10,105	PC Mall, Inc. (a)	123,988
4,010	Pomeroy IT Solutions, Inc. (a)	33,644
3,536	R.G. Barry Corp. (a)	32,354
3,594	Shiloh Industries, Inc. (a)	37,845
5,455	SORL Auto Parts, Inc. (a)	35,294
7,814	Standard Motor Products, Inc.	76,499
7,811	Triarc Cos., Inc. - Class B	119,977
868	Value Line, Inc.	42,402
17,316	VCG Holding Corp. (a)	129,004
1,563	Weyco Group, Inc.	46,046

		3,093,276

	Consumer Staples - 9.1%
25,094	Alliance One International, Inc. (a)	193,224
26,340	American Oriental Bioengineering, Inc. (a)	244,962
2,396	Coca-Cola Bottling Co. Consolidated	140,573
8,024	Imperial Sugar Co.	230,690
3,619	Ingles Markets, Inc. - Class A	108,968
20,587	Mannatech, Inc.	169,637
10,820	National Beverage Corp.	113,826
7,219	Overhill Farms, Inc. (a)	28,587
3,680	Reliv International, Inc.	36,947
1,786	Synutra International, Inc. (a)	48,740
3,969	Universal Corp.	194,997
8,117	Winn-Dixie Stores, Inc. (a)	169,889

		1,681,040

	Energy - 3.0%
14,414	Continental Resources, Inc. (a)	214,048
21,817	Omni Energy Services Corp. (a)	172,572
11,827	USEC, Inc. (a)	158,364

		544,984

	Financials - 25.2%
3,886	Agree Realty Corp. - REIT	118,523
588	Alleghany Corp. (a)	242,256
1,807	Ameris Bancorp.	35,706
7,871	Bank of Granite Corp.	109,013
4,917	BRT Realty Trust - REIT	104,093
6,383	CNA Surety Corp. (a)	114,639
8,464	Cousins Properties, Inc. - REIT	232,506
4,712	Credit Acceptance Corp. (a)	104,654
2,773	Donegal Group, Inc. - Class A	41,678
2,599	Eastern Insurance Holdings, Inc.	40,051
4,759	Equity Lifestyle Properties, Inc. - REIT	231,763
14,998	Extra Space Storage, Inc. - REIT	230,519
2,098	First Busey Corp.	41,331
1,449	First Financial Corp.	43,760
6,076	First Place Financial Corp.	107,059
4,648	General Growth Properties, Inc. - REIT	231,052
14,637	Inland Real Estate Corp. - REIT	226,581
5,441	LTC Properties, Inc. - REIT	122,858
2,050	Mercer Insurance Group, Inc.	36,695
5,254	North American Insurance Leaders, Inc. (a)	40,193
1,749	North Valley Bancorp.	36,921
1,579	Peoples Bancorp., Inc.	41,575
3,149	PMC Commercial Trust - REIT	40,591
4,560	Radian Group, Inc.	80,438
6,805	Ramco-Gershenson Properties - REIT	219,461
2,693	Saul Centers, Inc. - REIT	134,812
11,726	Senior Housing Properties Trust - REIT	238,507
5,246	Southwest Bancorp., Inc.	111,950
5,203	Specialty Underwriters’ Alliance, Inc. (a)	37,306

See notes to financial statements.

68 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

STH | Claymore/Sabrient Stealth ETF (continued)

Number of Shares	Description	Value
	Financials (continued)
3,950	Suffolk Bancorp.	$124,899
11,462	SWS Group, Inc.	203,336
4,500	United Community Financial Corp.	33,255
7,026	United Fire & Casualty Co.	266,918
3,674	Universal Health Realty Income Trust - REIT	123,152
18,570	Universal Insurance Holdings, Inc.	104,178
1,915	Univest Corp. of Pennsylvania	44,658
7,284	Urstadt Biddle Properties, Inc. - Class A - REIT	123,391
10,803	US Global Investors, Inc. - Class A	223,622

		4,643,900

	Health Care - 5.8%
2,226	Almost Family, Inc. (a)	34,592
2,574	America Service Group, Inc. (a)	29,627
5,817	Bio-Imaging Technologies, Inc. (a)	37,869
6,650	Bovie Medical Corp. (a)	44,888
7,209	Caraco Pharmaceutical Laboratories Ltd. (a)	106,621
4,492	Corvel Corp. (a)	112,614
31,465	Enzon Pharmaceuticals, Inc. (a)	255,181
7,836	Harvard Bioscience, Inc. (a)	36,046
2,531	Landauer, Inc.	128,296
3,790	PDI, Inc. (a)	38,999
13,296	Quadramed Corp. (a)	35,899
8,089	Rochester Medical Corp. (a)	129,020
10,219	Theragenics Corp. (a)	42,409
2,936	US Physical Therapy, Inc. (a)	40,370

		1,072,431

	Industrials - 16.3%
9,586	ABM Industries, Inc.	224,121
3,142	Breeze-Eastern Corp. (a)	39,746
2,862	CAI International, Inc. (a)	35,632
17,054	CBIZ, Inc. (a)	127,905
1,993	Chase Corp.	34,758
9,288	Coleman Cable, Inc. (a)	133,840
6,596	Commerical Vehicle Group, Inc. (a)	93,795
2,163	Compx International, Inc.	43,866
5,548	COMSYS IT Partners, Inc. (a)	105,467
4,588	Eastern Co. (The)	97,541
11,163	Ennis, Inc.	242,795
18,441	GenCorp, Inc. (a)	210,965
2,613	Harbin Electric, Inc. (a)	35,223
7,040	Integrated Electrical Services, Inc. (a)	164,454
8,689	Midwest Air Group, Inc. (a)	141,022
29,811	North American Galvanizing & Coating, Inc. (a)	199,734
12,406	Pinnacle Airlines Corp. (a)	203,334
7,722	PRG-Schultz International, Inc. (a)	109,961
4,520	Standex International Corp.	113,136
3,126	Thomas Group, Inc.	28,228
10,097	TRC Cos., Inc. (a)	113,086
11,560	Tredegar Corp.	202,069
3,938	United Industrial Corp.	272,234
4,168	US Home Systems, Inc. (a)	33,136

		3,006,048

	Information Technology - 12.9%
9,045	Ansoft Corp. (a)	270,355
14,655	Avici Systems, Inc.	141,714
3,740	Bel Fuse, Inc. - Class B	117,810
1,157	Cass Information Systems, Inc.	39,118
13,786	EPIQ Systems, Inc. (a)	223,747
12,195	Ibasis, Inc. (a)	117,926
7,018	Imation Corp.	204,154
12,954	Immersion Corp. (a)	194,180
11,724	infoUSA, Inc.	118,881
7,703	InterDigital, Inc. (a)	178,016
8,656	Park Electrochemical Corp.	255,871
9,285	PC Connection, Inc. (a)	119,405
3,615	Renaissance Learning, Inc.	41,247
6,720	Rogers Corp. (a)	276,797
2,071	Tessco Technologies, Inc. (a)	31,603
1,745	Versant Corp. (a)	34,987

		2,365,811

	Materials - 4.5%
8,312	Innospec, Inc.	206,470
5,451	Kapstone Paper and Packaging Corp. (a)	37,448
1,571	Kronos Worldwide, Inc.	32,190
1,894	Mesabi Trust	38,846
5,842	Neenah Paper, Inc.	202,659
3,987	NL Industries, Inc.	41,664
6,806	Valhi, Inc.	159,941
9,286	Wausau Paper Corp.	104,282

		823,500

See notes to financial statements.

Annual Report | August 31, 2007 | 69

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

STH | Claymore/Sabrient Stealth ETF (continued)

Number of Shares	Description	Value
	Telecommunication Services - 1.0%
5,699	Consolidated Communications Holdings, Inc.	$105,887
9,449	LCC International, Inc. - Class A (a)	34,300
2,053	Otelco, Inc.	37,036

		177,223

	Utilities - 1.9%
6,257	Alliant Energy Corp.	237,015
15,671	SEMCO Energy, Inc. (a)	119,256

		356,271

	Total Common Stocks - 96.5%
	(Cost $20,238,104)	17,764,484

	Royalty Trusts - 1.9%
	Energy - 1.9%
3,114	BP Prudhoe Bay Royalty Trust	222,962
8,896	Permian Basin Royalty Trust	122,587

	(Cost $364,809)	345,549

	Master Limited Partnerships - 1.5%
	Energy - 1.3%
4,096	Capital Product Partners, L.P. (Marshall Islands)	118,661
5,243	Dorchester Minerals, L.P.	113,511

		232,172

	Utilities - 0.2%
8,677	Star Gas Partners, L.P. (a)	40,435

	Total Master Limited Partnerships
	(Cost $285,748)	272,607

	Total Investments - 99.9%
	(Cost $20,888,661)	18,382,640
	Other Assets in excess of Liabilities - 0.1%	11,858

	Net Assets - 100.0%	$18,394,498

REIT-Real Estate Investment Trust

L.P.-Limited Partnership

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

70 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

CZG | Claymore/Zacks Growth & Income Index ETF

Number of Shares	Description	Value
	Common Stocks - 97.8%
	Consumer Discretionary - 7.8%
329	American Axle & Manufacturing Holdings, Inc.	$7,672
323	Bally Technologies, Inc. (a)	10,714
331	Big Lots, Inc. (a)	9,854
100	Blue Nile, Inc. (a)	8,442
80	Deckers Outdoor Corp. (a)	7,535
254	DreamWorks Animation SKG, Inc. - Class A (a)	7,836
1,329	Gemstar-TV Guide International, Inc. (a)	8,107
175	Guess?, Inc.	9,275
360	Heelys, Inc. (a)	3,323
445	Idearc, Inc.	15,188
159	J. Crew Group, Inc. (a)	7,920
243	Lear Corp. (a)	7,103
699	New York Times Co. (The) - Class A	15,364
187	Nordstrom, Inc.	8,995
147	NutriSystem, Inc. (a)	7,972
747	Regal Entertainment Group - Class A	16,837
459	Saks, Inc. (a)	7,422
153	Snap-On, Inc.	7,494
198	Sotheby’s Holdings - Class A	8,569
262	Tempur-Pedic International, Inc.	7,572
243	TRW Automotive Holdings Corp. (a)	7,426
224	Warnaco Group, Inc. (The) (a)	7,818

		198,438

	Consumer Staples - 5.6%
284	Altria Group, Inc.	19,712
243	Avon Products, Inc.	8,347
94	Bunge Ltd. (Bermuda)	8,595
365	Coca-Cola Enterprises, Inc.	8,694
182	Corn Products International, Inc.	8,226
382	H.J. Heinz Co.	17,224
142	JM Smucker Co. (The)	7,811
247	Pepsi Bottling Group, Inc.	8,544
273	Reynolds American, Inc.	18,051
1,501	Rite Aid Corp. (a)	7,610
397	Tyson Foods, Inc. - Class A	8,555
307	UST, Inc.	15,129
304	Winn-Dixie Stores, Inc. (a)	6,363

		142,861

	Energy - 4.7%
215	Alon USA Energy, Inc.	8,234
215	Berry Petroleum Co. - Class A	7,327
73	Core Laboratories N.V. (Netherlands) (a)	8,183
220	Dresser-Rand Group, Inc. (a)	8,111
114	Exxon Mobil Corp.	9,773
218	Frontier Oil Corp.	8,945
156	Grant Prideco, Inc. (a)	8,627
125	Holly Corp.	8,331
188	Hornbeck Offshore Services, Inc. (a)	7,172
139	Murphy Oil Corp.	8,471
846	Parker Drilling Co. (a)	6,590
650	Spectra Energy Corp.	15,113
505	USEC, Inc. (a)	6,762
152	Western Refining, Inc.	7,880

		119,519

	Financials - 27.6%
1,126	Annaly Capital Management, Inc. - REIT	15,865
740	Apollo Investment Corp.	16,162
118	Arch Capital Group Ltd. (Bermuda) (a)	8,476
158	Assurant, Inc.	8,143
221	Axis Capital Holdings Ltd. (Bermuda)	7,978
400	Bank of America Corp.	20,272
53	BlackRock, Inc.	8,220
319	BRE Properties, Inc. - REIT	17,717
172	Chubb Corp.	8,794
413	Citigroup, Inc.	19,361
192	CNA Financial Corp.	8,056
706	Colonial BancGroup, Inc. (The)	14,981
312	Comerica, Inc.	17,403
1,575	DCT Industrial Trust, Inc. - REIT	16,096
347	Developers Diversified Realty Corp. - REIT	18,558
917	DiamondRock Hospitality Co. - REIT	16,460
476	Digital Realty Trust, Inc. - REIT	18,564
492	Duke Realty Corp. - REIT	16,625
430	Equity Residential - REIT	17,303
148	Essex Property Trust, Inc. - REIT	17,433
468	Fifth Third Bancorp.	16,703
834	Fortress Investment Group LLC - Class A	14,620
70	Franklin Resources, Inc.	9,224
138	Greenhill & Co., Inc.	7,990
433	Health Care REIT, Inc. - REIT	17,277
474	Highwoods Properties, Inc. - REIT	16,917
341	Home Properties, Inc. - REIT	17,330

See notes to financial statements.

Annual Report | August 31, 2007 | 71

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

CZG | Claymore/Zacks Growth & Income Index ETF (continued)

Number of Shares	Description	Value
	Financials (continued)
441	iStar Financial, Inc. - REIT	$16,141
426	JPMorgan Chase & Co.	18,966
484	KeyCorp	16,117
760	KKR Financial Holdings LLC	11,772
152	Lehman Brothers Holdings, Inc.	8,334
671	Nationwide Health Properties, Inc. - REIT	18,620
980	New York Community Bancorp., Inc.	17,336
1,028	People’s United Financial, Inc.	18,175
301	Prologis - REIT	18,108
367	Rayonier, Inc. - REIT	15,686
654	Realty Income Corp. - REIT	17,658
247	Regency Centers Corp. - REIT	17,159
142	RenaissanceRe Holdings Ltd. (Bermuda)	8,134
201	Simon Property Group, Inc. - REIT	19,079
628	Sunstone Hotel Investors, Inc. - REIT	16,931
226	SunTrust Banks, Inc.	17,798
326	Taubman Centers, Inc. - REIT	16,815
634	TCF Financial Corp.	16,021
472	Washington Mutual, Inc.	17,332

		698,710

	Health Care - 8.1%
153	AMAG Pharmaceuticals, Inc. (a)	8,361
157	Biogen Idec, Inc. (a)	10,020
636	Bristol-Myers Squibb Co.	18,539
147	Coventry Health Care, Inc. (a)	8,433
224	Dentsply International, Inc.	8,821
164	Health Net, Inc. (a)	8,986
165	Hologic, Inc. (a)	8,770
135	Humana, Inc. (a)	8,652
160	Integra LifeSciences Holdings Corp. (a)	7,771
39	Intuitive Surgical, Inc. (a)	8,630
114	Invitrogen Corp. (a)	8,881
136	Kinetic Concepts, Inc. (a)	8,175
225	LCA-Vision, Inc.	7,729
319	MGI Pharma, Inc. (a)	7,519
816	Millennium Pharmaceuticals, Inc. (a)	8,282
812	Pfizer, Inc.	20,170
314	Schering-Plough Corp.	9,426
1,595	Tenet Healthcare Corp. (a)	5,407
99	Ventana Medical Systems, Inc. (a)	8,097
617	Viropharma, Inc. (a)	6,114
143	Waters Corp. (a)	8,805
84	WellCare Health Plans, Inc. (a)	8,291

		203,879

	Industrials - 11.1%
213	AGCO Corp. (a)	9,202
640	Allied Waste Industries, Inc. (a)	8,173
207	BE Aerospace, Inc. (a)	8,067
133	Bucyrus International, Inc. - Class A	8,311
149	CNH Global N.V. (Netherlands)	7,600
480	Delta Air Lines, Inc. (a)	8,102
545	Diana Shipping, Inc. (Marshall Islands)	14,470
145	DryShips, Inc. (Marshall Islands)	10,347
89	Eaton Corp.	8,386
223	EMCOR Group, Inc. (a)	6,991
113	Flowserve Corp.	8,069
82	Foster Wheeler Ltd. (Bermuda) (a)	9,712
108	General Cable Corp. (a)	6,283
112	General Dynamics Corp.	8,799
134	Goodrich Corp.	8,463
127	Granite Construction, Inc.	6,914
982	Hoku Scientific, Inc. (a)	8,926
136	Jacobs Engineering Group, Inc. (a)	8,988
265	KBR, Inc. (a)	8,703
91	Lockheed Martin Corp.	9,022
103	McDermott International, Inc. (Panama) (a)	9,887
200	Pall Corp.	7,626
133	Perini Corp. (a)	7,528
64	Precision Castparts Corp.	8,340
155	Raytheon Co.	9,508
229	Spirit Aerosystems Holdings, Inc. - Class A (a)	8,187
89	SPX Corp.	8,014
549	Taser International, Inc. (a)	7,856
99	Terex Corp. (a)	7,908
149	Textron, Inc.	8,693
131	Thomas & Betts Corp. (a)	7,256
385	Tyco International Ltd. (Bermuda)	17,002

		281,333

See notes to financial statements.

72 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

CZG | Claymore/Zacks Growth & Income Index ETF (continued)

Number of Shares	Description	Value
	Information Technology - 9.8%
155	Affiliated Computer Services, Inc. - Class A (a)	$7,755
228	Agilent Technologies, Inc. (a)	8,299
665	Amkor Technology, Inc. (a)	7,661
552	Anadigics, Inc. (a)	9,086
100	Anixter International, Inc. (a)	7,677
78	Apple, Inc. (a)	10,801
176	Bankrate, Inc. (a)	6,887
159	Blue Coat Systems, Inc. (a)	13,262
454	Brooks Automation, Inc. (a)	6,424
336	Check Point Software Technologies (Israel) (a)	7,883
225	Checkfree Corp. (a)	10,402
334	Cisco Systems, Inc. (a)	10,661
111	Cognizant Technology Solutions Corp. - Class A (a)	8,160
151	CommScope, Inc. (a)	8,547
339	Dell, Inc. (a)	9,577
182	Flir Systems, Inc. (a)	8,962
150	Harris Corp.	9,125
202	Hewlett-Packard Co.	9,969
306	Intuit, Inc. (a)	8,357
851	Lawson Software, Inc. (a)	8,348
237	McAfee, Inc. (a)	8,473
154	NAVTEQ Corp. (a)	9,702
156	NCR Corp. (a)	7,764
380	Novatel Wireless, Inc. (a)	8,679
484	Oracle Corp. (a)	9,816
216	Salesforce.com, Inc. (a)	8,733
169	SanDisk Corp. (a)	9,474
232	VistaPrint Ltd. (Bermuda) (a)	7,628

		248,112

	Materials - 9.6%
173	Airgas, Inc.	7,996
221	AK Steel Holding Corp. (a)	8,840
820	Bowater, Inc.	13,809
149	CF Industries Holdings, Inc.	9,436
103	Chaparral Steel Co.	8,807
128	Cleveland-Cliffs, Inc.	9,763
269	Commercial Metals Co.	7,771
407	Dow Chemical Co. (The)	17,350
121	Eastman Chemical Co.	8,078
90	FMC Corp.	8,100
146	Greif, Inc. - Class A	8,500
286	H.B. Fuller Co.	7,696
489	Headwaters, Inc. (a)	8,078
131	Lubrizol Corp.	8,329
141	Monsanto Co.	9,833
230	Mosaic Co. (The) (a)	9,665
747	Olin Corp.	16,016
171	OM Group, Inc. (a)	8,447
609	Packaging Corp. of America	15,864
145	Schnitzer Steel Industries, Inc. - Class A	8,472
154	Southern Copper Corp.	16,209
206	Steel Dynamics, Inc.	8,936
749	Worthington Industries, Inc.	15,849

		241,844

	Telecommunication Services - 4.4%
486	AT&T, Inc.	19,377
181	CenturyTel, Inc.	8,684
1,120	Citizens Communications Co.	16,251
283	Cogent Communications Group, Inc. (a)	7,067
266	Embarq Corp.	16,604
1,048	Qwest Communications International, Inc. (a)	9,380
435	Verizon Communications, Inc.	18,218
1,175	Windstream Corp.	16,779

		112,360

	Utilities - 9.1%
349	Ameren Corp.	17,722
410	Black Hills Corp.	16,888
984	Centerpoint Energy, Inc.	15,960
390	Consolidated Edison, Inc.	17,917
208	Dominion Resources, Inc.	17,717
161	Edison International	8,486
629	Energy East Corp.	16,788
283	FirstEnergy Corp.	17,388
466	OGE Energy Corp.	15,714
587	Pepco Holdings, Inc.	16,366
393	PG&E Corp.	17,489
576	Portland General Electric Co.	15,316
382	Progress Energy, Inc.	17,526
513	Southern Co.	18,206

		229,483

	Total Common Stock - 97.8%
	(Cost $2,477,970)	2,476,539

See notes to financial statements.

Annual Report | August 31, 2007 | 73

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

CZG | Claymore/Zacks Growth & Income Index ETF (continued)

Number of Shares	Description	Value
	Master Limited Partnerships - 1.8%
	Energy - 1.2%
501	Enterprise Products Partners, L.P.	$14,785
289	Kinder Morgan Energy Partners, L.P.	14,534

		29,319

	Financials - 0.6%
188	AllianceBernstein Holding, L.P.	15,531

	Total Master Limited Partnerships
	(Cost $46,714)	44,850

	Rights - 0.0%
147	KKR Financial Holdings LLC (a)(b)
	(Cost $0)	41

	Total Investments - 99.6%
	(Cost $2,524,684)	2,521,430
	Other Assets in excess of Liabilities - 0.4%	9,691

	Net Assets - 100.0%	$2,531,121

L.P. - Limited Partnership

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $41 which represents less than 0.1% of net assets.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

74 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

CZA | Claymore/Zacks Mid-Cap Core ETF

Number of Shares	Description	Value
	Common Stocks - 90.2%
	Consumer Discretionary - 9.3%
792	Autoliv, Inc.	$45,437
1,324	Burger King Holdings, Inc.	31,392
1,642	EW Scripps Co. - Class A	67,486
1,711	Genuine Parts Co.	85,003
538	International Speedway Corp. - Class A	25,329
2,883	Office Depot, Inc. (a)	70,489
593	Snap-On, Inc.	29,045
1,890	Tim Hortons, Inc.	62,578
1,832	Wyndham Worldwide Corp.	58,440

		475,199

	Consumer Staples - 10.5%
1,228	Brown-Forman Corp. - Class B	87,876
1,501	Clorox Co.	89,760
759	Corn Products International, Inc.	34,307
1,946	Estee Lauder Cos., Inc. (The) - Class A	80,934
714	Herbalife Ltd. (Cayman Islands)	30,309
1,380	Hormel Foods Corp.	49,169
1,087	Loews Corp. - Carolina Group (Tracking Stock)	82,742
2,268	Pepsi Bottling Group, Inc.	78,450

		533,547

	Energy - 2.0%
1,675	Noble Energy, Inc.	100,617

	Financials - 17.7%
602	Allied World Assurance Holdings Ltd. (Bermuda)	28,908
742	Arch Capital Group Ltd. (Bermuda) (a)	53,298
1,523	Axis Capital Holdings Ltd. (Bermuda)	54,980
668	BOK Financial Corp.	34,021
1,732	Cincinnati Financial Corp.	72,986
1,940	CIT Group, Inc.	72,886
627	Everest Re Group Ltd. (Bermuda)	63,879
2,085	Health Care Property Investors, Inc. -REIT	63,426
823	KKR Financial Holdings LLC	12,748
99	Markel Corp. (a)	47,090
1,407	Nationwide Financial Services - Class A	75,303
2,310	Old Republic International Corp.	42,019
661	Security Capital Assurance Ltd. (Bermuda)	13,438
1,991	SEI Investments Co.	50,512
1,384	UnionBanCal Corp.	81,352
1,942	WR Berkley Corp.	58,046
1,095	Zions Bancorporation	77,307

		902,199

	Health Care - 9.1%
1,840	Applera Corp.- Applied Biosystems Group (Tracking Stock)	58,162
622	Beckman Coulter, Inc.	44,753
1,032	CR Bard, Inc.	86,058
1,039	DaVita, Inc. (a)	59,763
618	Hillenbrand Industries, Inc.	35,566
1,559	Hospira, Inc. (a)	60,255
1,185	PerkinElmer, Inc.	32,481
741	Respironics, Inc. (a)	35,146
554	Sierra Health Services, Inc. (a)	23,268
538	Universal Health Services, Inc.	28,406

		463,858

	Industrials - 15.6%
912	Aecom Technology Corp. (a)	24,505
832	AerCap Holdings NV (Netherlands) (a)	21,166
302	Copa Holdings SA (Panama)	14,638
2,038	Dover Corp.	100,677
596	Dun & Bradstreet Corp.	58,140
421	Elbit Systems Ltd. (Israel)	18,911
525	Gardner Denver, Inc. (a)	20,953
832	Harsco Corp.	46,301
1,690	KBR, Inc. (a)	55,500
430	Lincoln Electric Holdings, Inc.	30,934
859	Manpower, Inc.	60,353
1,919	Republic Services, Inc.	59,662
1,578	Rockwell Automation, Inc.	111,186
2,190	R.R. Donnelley & Sons Co.	78,446
586	Thomas & Betts Corp. (a)	32,459
942	Timken Co.	33,498
526	URS Corp. (a)	28,109

		795,438

See notes to financial statements.

Annual Report | August 31, 2007 | 75

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

CZA | Claymore/Zacks Mid-Cap Core ETF (continued)

Number of Shares	Description	Value
	Information Technology - 12.7%
997	Affiliated Computer Services, Inc. (a)	$49,880
2,086	Amdocs Ltd. (Guernsey) (a)	73,636
1,786	Amphenol Corp.	64,493
1,254	Arrow Electronics, Inc. (a)	52,618
1,720	AVX Corp.	27,038
1,417	Broadridge Financial Solutions, Inc.	25,747
1,364	Convergys Corp. (a)	22,847
1,695	Fiserv, Inc. (a)	78,851
1,674	Ingram Micro, Inc. - Class A (a)	32,877
3,462	Intuit, Inc. (a)	94,547
378	Mettler Toledo International, Inc. (a)	35,649
1,775	NCR Corp. (a)	88,342

		646,525

	Materials - 8.0%
781	Airgas, Inc.	36,098
1,177	Commercial Metals Co.	34,004
2,474	Ecolab, Inc.	103,067
470	FMC Corp.	42,300
1,438	Nalco Holding Co.	35,950
2,131	Rohm & Haas Co.	120,487
999	Sonoco Products Co.	35,984

		407,890

	Utilities - 5.3%
1,824	MDU Resources Group, Inc.	49,339
1,097	Oneok, Inc.	51,395
1,710	Questar Corp.	85,449
2,205	Sierra Pacific Resources	33,781
1,175	Wisconsin Energy Corp.	52,064

		272,028

	Total Common Stock - 90.2%
	(Cost $4,747,006)	4,597,301

	Rights - 0.0%
159	KKR Financial Holdings LLC (a)(b)	45

	Master Limited Partnerships - 9.8%
	Energy - 7.7%
828	Boardwalk Pipeline Partners L.P.	27,490
634	Buckeye Partners L.P.	31,098
549	Enbridge Energy Partners L.P.	27,994
1,360	Energy Transfer Partners L.P.	70,774
888	Enterprise GP Holdings L.P.	34,019
666	Magellan Midstream Partners L.P.	28,638
533	Natural Resource Partners L.P.	17,456
466	NuStar Energy L.P.	28,999
459	ONEOK Partners L.P.	29,371
1,096	Plains All American Pipeline L.P.	63,075
896	TEPPCO Partners L.P.	35,974

		394,888

	Financials - 1.4%
871	AllianceBernstein Holding L.P.	71,953

	Utilities - 0.7%
565	Amerigas Partners L.P.	19,809
325	Suburban Propane Partners L.P.	15,155

		34,964

	Total Master Limited Partnerships
	(Cost $543,302)	501,805

	Total Investments - 100.0%
	(Cost $5,287,308)	5,099,151
	Other Assets in excess of Liabilities - 0.0%	1,322

	Net Assets - 100.0%	$5,100,473

L.P.-Limited Partnership

REIT-Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees.

The Total market value of such securities is $45 which represents less than 0.1% of net assets.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

76 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

XRO | Claymore/Zacks Sector Rotation ETF

Number of Shares	Description	Value
	Long-Term Investments - 100.0%
	Common Stocks - 97.2%
	Consumer Discretionary - 12.1%
5,731	Advance Auto Parts, Inc.	$203,794
16,985	Amazon.Com, Inc. (a)	1,357,271
5,103	Autozone, Inc. (a)	618,943
9,576	Chico’s FAS, Inc. (a)	153,024
5,362	Dollar Tree Stores, Inc. (a)	232,979
23,869	Expedia, Inc. (a)	712,490
11,913	GameStop Corp., Class A (a)	597,318
22,889	McDonald’s Corp.	1,127,283
18,180	Nordstrom, Inc.	874,458
7,178	PetSmart, Inc.	249,077
7,033	RadioShack Corp.	167,174
8,754	Tiffany & Co.	449,343
9,702	Urban Outfitters, Inc. (a)	222,176
28,405	Yum! Brands, Inc.	929,412

		7,894,742

	Consumer Staples - 1.0%
15,047	SUPERVALU, Inc.	634,231

	Energy - 14.2%
9,751	Cameron International Corp. (a)	797,339
11,422	ENSCO International, Inc.	619,301
12,865	GlobalSantaFe Corp. (Cayman Islands)	908,140
8,663	Grant Prideco, Inc. (a)	479,064
3,147	Holly Corp.	209,747
19,376	Marathon Oil Corp.	1,044,173
8,917	National Oilwell Varco, Inc. (a)	1,141,376
19,060	Noble Corp. (Cayman Islands)	935,084
12,437	Pride International, Inc. (a)	437,409
12,465	Range Resources Corp.	452,604
4,035	Teekay Corp. (Marshall Islands)	233,869
12,195	Tesoro Corp.	601,579
3,282	Tidewater, Inc.	214,807
10,963	Transocean, Inc. (Cayman Islands) (a)	1,152,102

		9,226,594

	Financials - 22.7%
1,803	Affiliated Managers Group, Inc. (a)	204,190
14,619	Ameriprise Financial, Inc.	891,905
19,097	CB Richard Ellis Group, Inc., Class A (a)	563,744
19,491	CNA Financial Corp.	817,842
59,424	Charles Schwab Corp.	1,176,595
21,648	China Life Insurance Co. Ltd., ADR (China)	1,578,789
7,623	Credicorp Ltd. (Bermuda)	467,671
16,372	Credit Suisse Group, ADR (Switzerland)	1,074,658
10,556	Eaton Vance Corp.	405,245
19,660	Fidelity National Financial, Inc., Class A	357,615
8,764	Franklin Resources, Inc.	1,154,832
5,361	Goldman Sachs Group, Inc.	943,590
4,711	IntercontinentalExchange, Inc. (a)	687,194
16,738	Janus Capital Group, Inc.	445,063
2,043	Jones Lang LaSalle, Inc.	228,162
19,824	Leucadia National Corp.	879,789
477	Markel Corp. (a)	226,890
12,624	NYSE Euronext	918,396
11,951	Prudential Financial, Inc.	1,072,961
26,764	Unum Group	654,915

		14,750,046

	Health Care - 13.1%
23,520	Aetna, Inc.	1,197,403
36,814	Bristol-Myers Squibb Co.	1,073,128
16,211	Celgene Corp. (a)	1,040,908
5,796	Cephalon, Inc. (a)	434,990
17,794	Cigna Corp.	919,594
8,828	Health Net, Inc. (a)	483,686
3,356	Intuitive Surgical, Inc. (a)	742,616
38,169	Schering-Plough Corp.	1,145,833
18,415	Stryker Corp.	1,230,122
2,575	WellCare Health Plans, Inc. (a)	254,153

		8,522,433

See notes to financial statements.

Annual Report | August 31, 2007 | 77

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

XRO | Claymore/Zacks Sector Rotation ETF (continued)

Number of Shares	Description	Value
	Industrials - 28.3%
5,365	AGCO Corp. (a)	$231,768
17,688	AMR Corp. (a)	433,533
5,635	BE Aerospace, Inc. (a)	219,596
13,646	Burlington Northern Santa Fe Corp.	1,107,373
13,681	CNH Global NV (Netherlands)	697,868
20,617	CSX Corp.	845,297
7,371	Corrections Corp. of America (a)	189,140
9,620	Deere & Co.	1,308,897
4,526	Dun & Bradstreet Corp.	441,511
9,994	Eaton Corp.	941,635
3,253	Flowserve Corp.	232,297
3,073	General Cable Corp. (a)	178,787
7,821	Goodrich Corp.	493,974
20,645	Honeywell International, Inc.	1,159,217
10,235	ITT Corp.	695,878
16,992	Ingersoll-Rand Co. Ltd., Class A (Bermuda)	882,395
7,943	JB Hunt Transport Services, Inc.	228,520
5,778	Manitowoc Co., Inc.	459,293
7,556	Manpower, Inc.	530,885
8,406	McDermott International, Inc. (Panama) (a)	806,892
17,681	Norfolk Southern Corp.	905,444
10,129	Pall Corp.	386,219
7,133	Parker Hannifin Corp.	766,583
7,657	Precision Castparts Corp.	997,784
9,891	Rockwell Collins, Inc.	681,193
5,246	Stericycle, Inc. (a)	261,775
3,703	Sunpower Corp., Class A (a)	253,026
8,573	Terex Corp. (a)	684,811
5,751	UAL Corp. (a)	273,000
10,091	Union Pacific Corp.	1,125,853

		18,420,444

	Information Technology - 3.6%
27,092	Accenture Ltd., Class A (Bermuda)	1,116,461
5,889	DST Systems, Inc. (a)	450,273
5,601	Mastercard, Inc., Class A	767,281

		2,334,015

	Materials - 2.2%
8,735	Ball Corp.	457,539
9,326	Crown Holdings, Inc. (a)	224,011
8,486	Nalco Holding Co.	212,150
13,320	Owens-Illinois, Inc. (a)	535,730

		1,429,430

	Total Common Stocks - 97.2%
	(Cost $62,227,837)	63,211,935

	Master Limited Partnerships - 2.8%
	Consumer Discretionary - 0.8%
4,566	American Real Estate Partners LP	538,514

	Energy - 1.3%
16,404	Energy Transfer Equity LP	602,847
4,057	Plains All American Pipeline LP	233,480

		836,327

	Financials - 0.7%
5,332	AllianceBernstein Holding LP	440,477

	Total Master Limited Partnerships
	(Cost $1,780,716)	1,815,318

	Total Investments - 100.0%
	(Cost $64,008,553)	65,027,253
	Liabilities in excess of Other Assets - (0.0%)	(16,958)

	Net Assets - 100.0%	$65,010,295

ADR- American Depositary Receipt

LP - Limited Partnership

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

78 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

CVY Claymore/Zacks Yield Hog ETF

Number of Shares	Description	Value
	Long-Term Investments - 99.6%
	Common Stocks - 69.1%
	Consumer Discretionary - 5.9%
24,972	Asbury Automotive Group, Inc.	$539,895
11,411	Autoliv, Inc.	654,649
22,233	Building Materials Holding Corp.	329,049
20,262	Carnival Corp. (Panama)	923,745
34,072	General Motors Corp.	1,047,373
13,274	Genuine Parts Co.	659,452
13,560	Lee Enterprises, Inc.	235,537
27,840	Leggett & Platt, Inc.	567,936
44,470	Sinclair Broadcast Group, Inc., Class A	554,096

		5,511,732

	Consumer Staples - 3.8%
21,479	HJ Heinz Co.	968,488
14,398	Kimberly-Clark Corp.	988,999
15,711	Reynolds American, Inc.	1,038,811
12,758	UST, Inc.	628,714

		3,625,012

	Energy - 4.8%
15,251	BP PLC, ADR (United Kingdom)	1,027,307
10,744	CNOOC Ltd., ADR (Hong Kong)	1,320,438
12,538	Chevron Corp.	1,100,335
13,500	Royal Dutch Shell PLC, ADR (United Kingdom)	1,050,435

		4,498,515

	Financials - 29.8%
5,379	AXA SA, ADR (France)	216,182
19,298	Advance America Cash Advance Centers, Inc.	242,190
49,043	American Financial Realty Trust, REIT	406,076
35,545	Ashford Hospitality Trust, Inc., REIT	387,796
25,554	Astoria Financial Corp.	666,193
6,363	Bank of Hawaii Corp.	327,122
17,854	Barclays PLC, ADR (United Kingdom)	885,558
11,679	Chittenden Corp.	406,196
14,999	Cincinnati Financial Corp.	632,058
18,756	Citigroup, Inc.	879,281
26,992	Colonial BancGroup, Inc.	572,770
10,843	Comerica, Inc.	604,823
19,985	Commerce Group, Inc.	637,122
39,656	Corus Bankshares, Inc.	529,804
53,006	DCT Industrial Trust, Inc., REIT	541,721
24,125	Fifth Third Bancorp	861,021
15,547	First Industrial Realty Trust, Inc., REIT	634,007
24,826	First Niagara Financial Group, Inc.	350,791
26,488	Flagstar Bancorp, Inc.	325,802
14,645	Frontier Financial Corp.	359,974
42,533	HRPT Properties Trust, REIT	415,973
10,984	HSBC Holdings PLC, ADR (United Kingdom)	991,965
23,349	Health Care REIT, Inc., REIT	931,625
22,430	Healthcare Realty Trust, Inc., REIT	560,077
22,995	Hospitality Properties Trust, REIT	907,383
30,329	Huntington Bancshares, Inc./OH	521,962
62,692	IMPAC Mortgage Holdings, Inc., REIT	107,830
22,995	ING Groep NV, ADR (Netherlands)	924,169
30,431	IndyMac Bancorp, Inc.	736,430
28,695	Keycorp	955,543
28,912	Lexington Realty Trust, REIT	597,900
6,781	Lloyds TSB Group PLC, ADR (United Kingdom)	300,263
17,904	MCG Capital Corp.	259,966
26,223	Medical Properties Trust, Inc., REIT	353,224
6,070	Mercury General Corp.	319,768
24,988	National Retail Properties, Inc., REIT	586,968
22,413	Newcastle Investment Corp., REIT	372,952
15,727	Old Republic International Corp.	286,074
13,846	PNC Financial Services Group, Inc.	974,343
34,687	RAIT Financial Trust, REIT	306,980
14,312	South Financial Group, Inc.	328,460
11,445	SunTrust Banks, Inc.	901,294
24,134	TCF Financial Corp.	609,866
36,852	Thornburg Mortgage, Inc., REIT	434,117
29,549	US Bancorp.	955,910
13,648	Umpqua Holdings Corp.	296,162
11,096	UnionBanCal Corp.	652,223
28,316	Wells Fargo & Co.	1,034,667
7,358	Westamerica Bancorp.	357,231
10,973	Whitney Holding Corp.	303,952
7,043	Zenith National Insurance Corp.	303,624

		28,055,388

	Health Care - 3.6%
28,084	Biovail Corp. (Canada)	492,032
17,431	Eli Lilly & Co.	999,668
19,583	GlaxoSmithKline PLC, ADR (United Kingdom)	1,022,624
37,172	Pfizer, Inc.	923,352

		3,437,676

See notes to financial statements.

Annual Report | August 31, 2007 | 79

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

CVY | Claymore/Zacks Yield Hog ETF (continued)

Number of Shares	Description	Value
	Industrials - 2.6%
29,894	Diana Shipping, Inc. (Marshall Islands)	$793,686
8,947	Genco Shipping & Trading Ltd. (Marshall Islands)	501,927
33,825	Masco Corp.	880,126
17,540	Steelcase, Inc., Class A	309,406

		2,485,145

	Information Technologies - 1.0%
25,181	Microchip Technology, Inc.	969,972

	Materials - 5.1%
9,974	Compass Minerals International, Inc.	339,814
22,516	Dow Chemical Co.	959,857
10,298	Eastman Chemical Co.	687,495
12,852	Rohm & Haas Co.	726,652
11,520	Southern Copper Corp.	1,212,480
12,466	Weyerhaeuser Co.	849,807

		4,776,105

	Telecommunications - 3.5%
24,719	AT&T, Inc.	985,547
41,527	Chunghwa Telecom Co. Ltd., ADR (Taiwan)	727,553
34,137	Deutsche Telekom AG, ADR (Germany)	634,948
10,599	Embarq Corp.	661,590
9,272	Telecom Italia SPA, ADR (Italy)	261,841

		3,271,479

	Utilities - 9.0%
15,970	AGL Resources, Inc.	634,169
7,095	Allete, Inc.	298,770
15,768	Alliant Energy Corp.	597,292
3,687	CPFL Energia SA, ADR (Brazil)	194,821
35,989	Centerpoint Energy, Inc.	583,742
6,775	Enel SPA, ADR (Italy)	349,793
14,758	FirstEnergy Corp.	906,731
7,720	Huaneng Power International, Inc., ADR (China)	357,745
9,782	NSTAR	320,556
6,215	New Jersey Resources Corp.	304,411
20,745	PG&E Corp.	923,152
22,233	PPL Corp.	1,072,964
12,833	Piedmont Natural Gas Co.	338,791
11,608	Portland General Electric Co.	308,657
16,070	SCANA Corp.	616,767
25,699	Westar Energy, Inc.	624,229

		8,432,590

	Total Common Stocks - 69.1%
	(Cost $70,154,683)	65,063,614

	Rights - 0.0%
38,516	ZWEIG Rights (a)	2,118

	Master Limited Partnerships - 10.7%
	Energy - 8.4%
22,923	Boardwalk Pipeline Partners LP	761,044
19,245	Enbridge Energy Partners LP	981,302
26,313	Energy Transfer Equity LP	967,003
13,789	Energy Transfer Partners LP	717,579
31,548	Enterprise Products Partners LP	930,981
17,642	Kinder Morgan Energy Partners LP	887,216
9,231	NuStar GP Holdings LLC	301,854
13,978	Plains All American Pipeline LP	804,434
23,134	TEPPCO Partners LP	928,830
13,835	Williams Partners LP	616,903

		7,897,146

	Financials - 0.6%
7,100	AllianceBernstein Holding LP	586,531

	Materials - 1.7%
14,621	Terra Nitrogen Co. LP	1,578,045

	Total Master Limited Partnerships
	(Cost $9,597,310)	10,061,722

	Closed-End Funds - 9.2%
22,391	AllianceBernstein Global High Income Fund, Inc.	287,501
83,214	AllianceBernstein Income Fund	684,019
6,745	BlackRock Enhanced Capital and Income Fund, Inc.	142,050
28,554	BlackRock Enhanced Dividend Achievers Trust	390,048
15,941	BlackRock Preferred Income Strategies Fund, Inc.	289,010
42,196	BlackRock Real Asset Equity Trust	648,553
55,214	Calamos Strategic Total Return Fund	792,873
37,854	Clough Global Opportunities Fund	656,010
13,703	Cohen & Steers Quality Income Realty Fund, Inc.	278,856
21,147	DWS RREEF Real Estate Fund II, Inc.	354,635
17,151	Eaton Vance Enhanced Equity Income Fund II	322,953
24,115	India Fund, Inc.	1,120,142
10,383	John Hancock Preferred Income Fund III	206,829
40,369	NFJ Dividend Interest & Premium Strategy Fund	964,012
23,085	Neuberger Berman Real Estate Securities Income Fund, Inc.	354,355
33,224	Nuveen Equity Premium Opportunity Fund	586,071
5,219	Nuveen Tax-Advantaged Total Return Strategy Fund	130,318
16,278	Western Asset Emerging Markets Debt Fund, Inc.	284,865
34,963	Zweig Fund, Inc.	177,612

	Total Closed-End Funds
	(Cost $9,295,759)	8,670,712

See notes to financial statements.

80 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

CVY | Claymore/Zacks Yield Hog ETF (continued)

Number of Shares	Description	Value
	Preferred Stocks - 7.0%
	Financials - 7.0%
80,566	Bank of America Corp., Series E, 5.71%, 11/15/11 (b)	$1,917,471
67,699	Freddie Mac, Series W, 5.66%, 03/31/12	1,598,373
82,334	Freddie Mac, Series V, 5.57%, 12/31/11	1,920,029
47,158	MetLife, Inc., Series B, 6.50%, 09/15/10	1,188,853

	Total Preferred Stocks
	(Cost $7,062,633)	6,624,726

	Royalty Trusts - 3.5%
	Energy - 3.5%
16,956	BP Prudhoe Bay Royalty Trust	1,214,050
27,439	Hugoton Royalty Trust	650,030
37,162	Permian Basin Royalty Trust	512,092
27,834	San Juan Basin Royalty Trust	886,513

	Total Royalty Trusts
	(Cost $3,249,557)	3,262,685

	Exchange Traded Funds - 0.1%
290	SPDR Trust Series 1
	(Cost $42,640)	42,801

	Total Long-Term Investments - 99.6%
	(Cost $ 99,402,582)	93,728,378

Principal Amount	Description	Value
	Short-Term Investments - 0.2%
	U.S. Government and Agency Securities - 0.2%
155,000	Federal Home Loan Bank Discount Note, yielding 4.10%, maturing 9/04/07
	(Cost $154,947)	155,000

	Total Investments - 99.8%
	(Cost $99,557,529)	93,883,378
	Other Assets in excess of Liabilities - 0.2%	227,253

	Net Assets - 100.0%	$94,110,631

ADR - American Depositary Receipt

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Floating rate security. The rate shown is as of August 31, 2007.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | August 31, 2007 | 81

Claymore Exchange-Traded Fund Trust

Statement of Assets and Liabilities | August 31, 2007

	Claymore/ BIR Leaders 50 ETF	Claymore/ BIR Leaders Mid-Cap Value ETF	Claymore/ BIR Leaders Small-Cap Core ETF	Claymore/ BNY BRIC ETF	Claymore/ Clear Mid-Cap Growth Index ETF	Claymore/ Clear Spin-Off ETF	Claymore/ Great Companies Large-Cap Growth Index ETF	Claymore/ IndexIQ Small-Cap Value ETF
Assets
Investments in securities, at value	$3,780,584	$1,215,485	$2,437,584	$418,057,313	$3,672,822	$50,759,858	$5,009,601	$2,276,229
Cash	4,491	4,606	—	4,955	2,230	5,326	—	2,471
Receivables:
Fund shares sold	—	—	—	12,097,208	—	—	—	—
Dividends	6,209	5,641	2,899	1,336,062	209	34,384	11,762	1,446
Investments sold	—	—	40,221	—	—	2,864,013	—	—
Due from Adviser	66,057	59,100	59,634	—	61,404	78,697	63,169	59,443
Other assets	29,615	29,615	29,615	8,071	31,817	15,885	29,615	31,817

Total assets	3,886,956	1,314,447	2,569,953	431,503,609	3,768,482	53,758,163	5,114,147	2,371,406

Liabilities
Custodian bank	—	—	17,296	—	—	—	12,867	—
Payables:
Fund shares redeemed	—	—	—	—	—	2,867,644	—	—
Investments purchased	—	4,848	22,644	12,125,922	—	—	608	—
Administration fee payable	87	65	93	7,509	75	1,377	115	52
Offering costs payable	39,745	39,745	39,745	10,530	39,748	19,393	39,745	39,748
Accrued advisory fees	—	—	—	155,401	—	—	—	—
Accrued expenses	62,349	55,252	55,899	112,508	57,409	76,642	59,521	55,373

Total liabilities	102,181	99,910	135,677	12,411,870	97,232	2,965,056	112,856	95,173

Net Assets	$3,784,775	$1,214,537	$2,434,276	$419,091,739	$3,671,250	$50,793,107	$5,001,291	$2,276,233

Composition of Net Assets
Paid–in capital	$3,757,085	$1,307,822	$2,673,788	$371,766,532	$3,693,509	$53,066,991	$5,187,406	$2,485,937
Undistributed net investment income (loss)	12,651	14,349	12,185	3,198,954	—	78,400	15,127	30,191
Net realized gain (loss) on investments	219	(949)	14,451	(360,561)	(31,969)	(150,876)	5,764	(132)
Net unrealized appreciation (depreciation) on investments	14,820	(106,685)	(266,148)	44,486,814	9,710	(2,201,408)	(207,006)	(239,763)

Net Assets	$3,784,775	$1,214,537	$2,434,276	$419,091,739	$3,671,250	$50,793,107	$5,001,291	$2,276,233

Shares outstanding ($0.01 par value with unlimited amount authorized)	150,000	50,000	100,000	10,300,800	150,000	1,750,000	200,000	100,000
Net Asset Value	$25.23	$24.29	$24.34	$40.69	$24.47	$29.02	$25.01	$22.76

Investments in securities, at cost	$3,765,764	$1,322,170	$2,703,732	$373,570,499	$3,663,112	$52,961,266	$5,216,607	$2,515,992

See notes to financial statements.

82 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust

Claymore/ LGA Green ETF	Claymore/ Ocean Tomo Growth Index ETF	Claymore/ Ocean Tomo Patent ETF	Claymore/ Sabrient Defender ETF	Claymore/ Sabrient Insider ETF	Claymore/ Sabrient Stealth ETF	Claymore/ Zacks Growth & Income Index ETF	Claymore/ Zacks Mid-Cap Core ETF	Claymore/ Zacks Sector Rotation ETF	Claymore/ Zacks Yield Hog ETF

$3,866,173	$2,740,422	$8,356,817	$27,570,659	$30,931,645	$18,382,640	$2,521,430	$5,099,151	$65,027,253	$93,883,378
6,364	4,357	—	—	9,601	8,982	1,188	1,998	70,125	1,303
—	—	—	—	—	—	—	—	—	—
8,969	5,782	18,702	69,934	35,835	17,366	3,352	5,906	43,937	357,852
—	—	—	275,211	—	2,596,348	11,515	—	—	—
74,716	62,447	73,851	75,746	77,404	75,177	59,365	58,946	—	—
15,443	29,614	15,455	15,837	4,350	4,232	29,616	29,615	6,501	23,459

3,971,665	2,842,622	8,464,825	28,007,387	31,058,835	21,084,745	2,626,466	5,195,616	65,147,816	94,265,992

—	—	1,564	260,131	—	—	—	—	—	—
—	—	—	—	—	2,610,127	—	—	—	—
—	—	—	—	—	—	—	—	—	—
129	62	192	678	933	484	58	123	1,534	2,296
19,393	39,745	19,393	19,161	11,925	12,025	39,745	39,745	12,181	11,216
—	—	—	—	—	—	—	—	27,897	41,188
67,414	58,637	67,087	70,886	69,659	67,611	55,542	55,275	95,909	100,661

86,936	98,444	88,236	350,856	82,517	2,690,247	95,345	95,143	137,521	155,361

$3,884,729	$2,744,178	$8,376,589	$27,656,531	$30,976,318	$18,394,498	$2,531,121	$5,100,473	$65,010,295	$94,110,631

$3,894,924	$2,494,902	$7,528,414	$28,085,293	$32,040,943	$23,074,269	$2,551,020	$5,275,901	$65,588,403	$101,316,541
126,845	10,653	117,436	268,681	101,945	122,355	16,341	12,762	223,730	129,281
(50,445)	(182)	17,684	(246,443)	(874,532)	(2,296,105)	(32,986)	(33)	(1,820,538)	(1,661,040)
(86,595)	238,805	713,055	(451,000)	(292,038)	(2,506,021)	(3,254)	(188,157)	1,018,700	(5,674,151)

$3,884,729	$2,744,178	$8,376,589	$27,656,531	$30,976,318	$18,394,498	$2,531,121	$5,100,473	$65,010,295	$94,110,631

150,000	100,000	300,000	1,050,000	1,050,800	700,800	100,000	200,000	2,200,800	3,600,800
$25.90	$27.44	$27.92	$26.34	$29.48	$26.25	$25.31	$25.50	$29.54	$26.14

$3,952,768	$2,501,617	$7,643,762	$28,021,659	$31,223,683	$20,888,661	$2,524,684	$5,287,308	$64,008,553	$99,557,529

See notes to financial statements.

Annual Report | August 31, 2007 | 83

Claymore Exchange-Traded Fund Trust

Statement of Operations | For the period ended August 31, 2007

	Claymore/ BIR Leaders 50 ETF***	Claymore/ BIR Leaders Mid–Cap Value ETF***	Claymore/ BIR Leaders Small–Cap Core ETF***	Claymore/ BNY BRIC ETF*	Claymore/ Clear Mid–Cap Growth Index ETF****	Claymore/ Clear Spin–Off ETF**	Claymore/ Great Companies Large–Cap Growth Index ETF***	Claymore/ IndexIQ Small–Cap Value ETF****
Investment Income
Dividend income	$21,015	$22,820	$21,860	$4,447,117	$4,860	$274,427	$23,697	$35,434
Return of capital distributions received	—	—	—	—	—	(17,117)	—	—

Net dividend income	21,015	22,820	21,860	4,447,117	4,860	257,310	23,697	35,434
Interest	—	—	—	5,356	—	206	—	—
Foreign taxes withheld	—	—	—	(29,235)	(10)	(4,332)	(153)	—

Total investment income	21,015	22,820	21,860	4,423,238	4,850	253,184	23,544	35,434

Expenses
Advisory fee	6,550	5,982	7,169	874,172	4,703	138,544	6,871	4,259
Administration fee	360	329	394	45,558	259	7,620	378	234
Custodian fee	15,491	15,425	15,440	41,773	13,079	28,234	16,004	13,210
Licensing	1,310	1,196	1,434	69,934	940	29,318	1,374	852
Listing fee and expenses	5,326	5,385	5,296	4,897	5,003	5,007	5,000	5,001
Miscellaneous	5,028	5,289	5,270	18,031	5,913	12,873	5,755	5,946
Offering costs	20,404	20,404	20,405	46,313	17,183	34,903	20,404	17,183
Printing expenses	8,404	5,798	6,536	27,342	5,772	11,850	6,736	5,776
Professional fees	35,000	32,425	31,940	38,115	32,882	33,232	32,516	31,831
Registration & filings	255	77	249	10,099	245	1,288	234	249
Trustees’ fees and expenses	1,062	1,088	1,088	10,495	1,458	4,388	1,088	2,213

Total expenses	99,190	93,398	95,221	1,186,729	87,437	307,257	96,360	86,754
Advisory fees waived	(6,550)	(5,982)	(7,169)	(65,050)	(4,703)	(100,797)	(6,871)	(4,259)
Other expenses waived or reimbursed	(68,718)	(64,233)	(63,325)	—	(63,646)	—	(65,151)	(63,984)

Net Expenses	23,922	23,183	24,727	1,121,679	19,088	206,460	24,338	18,511

Net Investment Income (Loss)	(2,907)	(363)	(2,867)	3,301,559	(14,238)	46,724	(794)	16,923

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on
Investments	(103)	(1,899)	13,755	(360,561)	(31,969)	(150,876)	5,764	(132)
In-kind transactions	—	(84,382)	(4,085)	21,218,946	—	4,174,006	—	—

Net realized gain (loss)	(103)	(86,281)	9,670	20,858,385	(31,969)	4,023,130	5,764	(132)
Net unrealized appreciation
(depreciation) on investments	14,820	(106,685)	(266,148)	44,486,814	9,710	(2,201,408)	(207,006)	(239,763)

Net realized and unrealized gain (loss) on investments	14,717	(192,966)	(256,478)	65,345,199	(22,259)	1,821,722	(201,242)	(239,895)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$11,810	$(193,329)	$(259,345)	$68,646,758	$(36,497)	$1,868,446	$(202,036)	$(222,972)

*	Commencement of investment operations – September 21, 2006.

**	Commencement of investment operations – December 15, 2006.

***	Commencement of investment operations – April 2, 2007.

****	Commencement of investment operations – April 26, 2007.

See notes to financial statements.

84 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust

Claymore/ LGA Green ETF**	Claymore/ Ocean Tomo Growth Index ETF***	Claymore/ Ocean Tomo Patent ETF**	Claymore/ Sabrient Defender ETF**	Claymore/ Sabrient Insider ETF*	Claymore/ Sabrient Stealth ETF*	Claymore/ Zacks Growth & Income Index ETF***	Claymore/ Zacks Mid-Cap Core ETF***	Claymore/ Zacks Sector Rotation ETF*	Claymore/ Zacks Yield Hog ETF*

$184,351	$17,576	$187,170	$480,575	$359,893	$312,347	$25,178	$21,491	$690,391	$3,799,530
—	—	—	(18,743)	—	—	(477)	—	(7,924)	(246,132)

184,351	17,576	187,170	461,832	359,893	312,347	24,701	21,491	682,467	3,553,398
—	—	53	245	—	37	—	—	1,233	10,989
—	(117)	(6,191)	(11,655)	—	(1,638)	(147)	(297)	(2,678)	(59,116)

184,351	17,459	181,032	450,422	359,893	310,746	24,554	21,194	681,022	3,505,271

44,402	5,563	49,993	93,097	153,281	93,112	5,409	6,627	250,904	359,987
2,442	306	2,750	5,120	8,430	5,121	298	365	13,800	19,799
29,604	15,321	29,509	31,196	37,064	41,600	17,560	16,023	39,573	41,818
8,880	1,113	9,998	18,620	30,695	18,622	1,082	1,325	53,720	85,291
4,988	5,286	4,997	4,982	5,009	5,009	5,296	5,295	5,022	5,021
11,900	7,079	12,626	12,399	14,462	14,753	5,484	5,470	14,587	14,988
34,902	20,404	34,902	34,902	46,313	46,313	20,404	20,404	46,313	46,313
11,764	5,704	10,500	10,464	10,849	10,751	5,798	5,998	16,015	19,536
35,114	32,065	33,234	35,461	34,177	34,085	32,140	31,786	36,725	40,301
65	237	661	910	659	602	73	81	1,939	2,734
4,516	1,302	7,359	4,792	10,377	10,372	1,088	1,188	10,485	10,449

188,577	94,380	196,529	251,943	351,316	280,340	94,632	94,562	489,083	646,237
(44,402)	(5,563)	(49,993)	(93,097)	(117,082)	(93,112)	(5,409)	(6,627)	(127,939)	(143,284)
(60,099)	(66,178)	(55,191)	(11,466)	—	(30,360)	(66,784)	(63,914)	—	—

84,076	22,639	91,345	147,380	234,234	156,868	22,439	24,021	361,144	502,953

100,275	(5,180)	89,687	303,042	125,659	153,878	2,115	(2,827)	319,878	3,002,318

(51,003)	(182)	17,684	(306,348)	(885,017)	(2,314,397)	(34,580)	(358)	(1,889,301)	(1,842,620)
791,658	—	1,155,081	1,727,352	6,380,701	4,500,054	58,835	160,373	6,687,141	6,863,349

740,655	(182)	1,172,765	1,421,004	5,495,684	2,185,657	24,255	160,015	4,797,840	5,020,729
(86,595)	238,805	713,055	(451,000)	(292,038)	(2,506,021)	(3,254)	(188,157)	1,018,700	(5,674,151)

654,060	238,623	1,885,820	970,004	5,203,646	(320,364)	21,001	(28,142)	5,816,540	(653,422)

$754,335	$233,443	$1,975,507	$1,273,046	$5,329,305	$(166,486)	$23,116	$(30,969)	$6,136,418	$2,348,896

See notes to financial statements.

Annual Report | August 31, 2007 | 85

Claymore Exchange-Traded Fund Trust

Statement of Changes in Net Assets | For the period ended August 31, 2007

	Claymore/ BIR Leaders 50 ETF***	Claymore/ BIR Leaders Mid-Cap Value ETF***	Claymore/ BIR Leaders Small-Cap Core ETF***	Claymore/ BNY BRIC ETF*	Claymore/ Clear Mid-Cap Growth Index ETF****	Claymore/ Clear Spin-Off ETF**	Claymore/ Great Companies Large-Cap Growth Index ETF***	Claymore/ IndexIQ Small-Cap Value ETF****
Increase in Net Assets
Resulting from Operations
Net investment income (loss)	$(2,907)	$(363)	$(2,867)	$3,301,559	$(14,238)	$46,724	$(794)	$16,923
Net realized gain (loss) on investments	(103)	(86,281)	9,670	20,858,385	(31,969)	4,023,130	5,764	(132)
Net unrealized appreciation
(depreciation) on investments	14,820	(106,685)	(266,148)	44,486,814	9,710	(2,201,408)	(207,006)	(239,763)

Net increase (decrease) in net assets resulting from operations	11,810	(193,329)	(259,345)	68,646,758	(36,497)	1,868,446	(202,036)	(222,972)

Distribution to Shareholders from
Net investment income	—	—	—	(148,236)	—	—	—	—
Return of capital	—	—	—	—	—	—	—	—

Total distributions	—	—	—	(148,236)	—	—	—	—

Capital Share Transactions
Proceeds from the sale of shares	3,772,965	3,769,669	5,093,773	531,253,119	3,707,747	86,093,822	5,203,327	2,499,205
Cost of shares redeemed	—	(2,361,803)	(2,400,152)	(180,679,902)	—	(37,169,161)	—	—

Net increase from capital share transactions	3,772,965	1,407,866	2,693,621	350,573,217	3,707,747	48,924,661	5,203,327	2,499,205

Total increase (decrease) in net assets	3,784,775	1,214,537	2,434,276	419,071,739	3,671,250	50,793,107	5,001,291	2,276,233
Net Assets
Beginning of period	—	—	—	20,000	—	—	—	—

End of period	$3,784,775	$1,214,537	$2,434,276	$419,091,739	$3,671,250	$50,793,107	$5,001,291	$2,276,233

Undistributed net investment income (loss) at end of period	$12,651	$14,349	$12,185	$3,198,954	$—	$78,400	$15,127	$30,191

Changes in Shares Outstanding
Shares sold	150,000	150,000	200,000	16,000,000	150,000	3,000,000	200,000	100,000
Shares redeemed	—	(100,000)	(100,000)	(5,700,000)	—	(1,250,000)	—	—
Shares outstanding, beginning of period	—	—	—	800	—	—	—	—

Shares outstanding, end of period	150,000	50,000	100,000	10,300,800	150,000	1,750,000	200,000	100,000

*	Commencement of investment operations – September 21, 2006.

**	Commencement of investment operations – December 15, 2006.

***	Commencement of investment operations – April 2, 2007.

****	Commencement of investment operations – April 26, 2007.

See notes to financial statements.

86 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust

Claymore/ LGA Green ETF**	Claymore/ Ocean Tomo Growth Index ETF***	Claymore/ Ocean Tomo Patent ETF**	Claymore/ Sabrient Defender ETF**	Claymore/ Sabrient Insider ETF*	Claymore/ Sabrient Stealth ETF*	Claymore/ Zacks Growth & Income Index ETF***	Claymore/ Zacks Mid-Cap Core ETF***	Claymore/ Zacks Sector Rotation ETF*	Claymore/ Zacks Yield Hog ETF*

$100,275	$(5,180)	$89,687	$303,042	$125,659	$153,878	$2,115	$(2,827)	$319,878	$3,002,318
740,655	(182)	1,172,765	1,421,004	5,495,684	2,185,657	24,255	160,015	4,797,840	5,020,729
(86,595)	238,805	713,055	(451,000)	(292,038)	(2,506,021)	(3,254)	(188,157)	1,018,700	(5,674,151)

754,335	233,443	1,975,507	1,273,046	5,329,305	(166,486)	23,116	(30,969)	6,136,418	2,348,896

(1,866)	—	(1,710)	(3,336)	(55,130)	(42,717)	—	—	(56,130)	(2,593,333)
—	—	—	—	—	—	—	—	—	(367,463)

(1,866)	—	(1,710)	(3,336)	(55,130)	(42,717)	—	—	(56,130)	(2,960,796)

20,345,875	2,510,735	15,088,340	45,211,514	92,612,120	59,178,714	3,775,079	6,502,269	145,454,643	215,406,445
(17,213,615)	—	(8,685,548)	(18,824,693)	(66,929,977)	(40,595,013)	(1,267,074)	(1,370,827)	(86,544,636)	(120,703,914)

3,132,260	2,510,735	6,402,792	26,386,821	25,682,143	18,583,701	2,508,005	5,131,442	58,910,007	94,702,531

3,884,729	2,744,178	8,376,589	27,656,531	30,956,318	18,374,498	2,531,121	5,100,473	64,990,295	94,090,631

–	—	—	—	20,000	20,000	—	—	20,000	20,000

$3,884,729	$2,744,178	$8,376,589	$27,656,531	$30,976,318	$18,394,498	$2,531,121	$5,100,473	$65,010,295	$94,110,631

$126,845	$10,653	$117,436	$268,681	$101,945	$122,355	$16,341	$12,762	$223,730	$129,281

800,000	100,000	600,000	1,750,000	3,450,000	2,150,000	150,000	250,000	5,250,000	8,050,000
(650,000)	—	(300,000)	(700,000)	(2,400,000)	(1,450,000)	(50,000)	(50,000)	(3,050,000)	(4,450,000)
—	—	—	—	800	800	—	—	800	800

150,000	100,000	300,000	1,050,000	1,050,800	700,800	100,000	200,000	2,200,800	3,600,800

See notes to financial statements.

Annual Report | August 31, 2007 | 87

Claymore Exchange-Traded Fund Trust

Financial Highlights |

BST | Claymore/BIR Leaders 50 ETF

Per share operating performance for a share outstanding throughout the period	For the Period 4/2/2007** through August 31, 2007
Net asset value, beginning of period	$24.90

Income from investment operations
Net investment income (loss)(a)	(0.02)
Net realized and unrealized gain (loss) on investments	0.35

Total from investment operations	0.33

Distributions to Shareholders from
Net investment income	—

Net asset value, end of period	$25.23

Market value, end of period	$24.57

Total return*(b)
Net asset value	1.33%
Ratios and supplemental data
Net assets, end of period (thousands)	$3,785
Ratio of net expenses to average net assets*	1.83	%(c)
Ratio of net investment income (loss) to average net assets*	-0.22	%(c)
Portfolio turnover rate	1	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	7.57	%(c)
Ratio of net investment income (loss) to average net assets	-5.97	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

88 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

BMV | Claymore/BIR Leaders Mid-Cap Value ETF

Per share operating performance for a share outstanding throughout the period	For the Period April 2, 2007** through August 31, 2007
Net asset value, beginning of period	$24.97

Income from investment operations
Net investment income (loss)(a)	(0.00	)(e)
Net realized and unrealized gain (loss) on investments	(0.68)

Total from investment operations	(0.68)

Distributions to Shareholders from
Net investment income	—

Net asset value, end of period	$24.29

Market value, end of period	$24.03

Total return*(b)
Net asset value	-2.72%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,215
Ratio of net expenses to average net assets*	1.94	%(c)
Ratio of net investment income (loss) to average net assets*	-0.03	%(c)
Portfolio turnover rate	1	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	7.81	%(c)
Ratio of net investment income (loss) to average net assets	-5.90	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)	Amount is less than $0.01.

See notes to financial statements.

Annual Report | August 31, 2007 | 89

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

BES | Claymore/BIR Leaders Small-Cap Core ETF

Per share operating performance for a share outstanding throughout the period	For the Period April 2, 2007** through August 31, 2007
Net asset value, beginning of period	$24.93

Income from investment operations
Net investment income (loss)(a)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.57)

Total from investment operations	(0.59)

Distributions to shareholders from
Net investment income	—

Net asset value, end of period	$24.34

Market value, end of period	$24.32

Total return*(b)
Net asset value	-2.37%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,434
Ratio of net expenses to average net assets*	1.72	%(c)
Ratio of net investment income (loss) to average net assets*	-0.20	%(c)
Portfolio turnover rate	5	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	6.64	%(c)
Ratio of net investment income (loss) to average net assets	-5.12	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

90 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

EEB | Claymore/BNY BRIC ETF

Per share operating performance for a share outstanding throughout the period	For the Period September 21, 2006** through August 31, 2007
Net asset value, beginning of period	$24.58

Income from investment operations
Net investment income (loss)(a)	0.62
Net realized and unrealized gain (loss) on investments	15.54

Total from investment operations	16.16

Distributions to shareholders from
Net investment income	(0.05)

Net asset value, end of period	$40.69

Market value, end of period	$40.75

Total return*(b)
Net asset value	65.78%
Ratios and supplemental data
Net assets, end of period (thousands)	$419,092
Ratio of net expenses to average net assets*	0.64	%(c)
Ratio of net investment income (loss) to average net assets*	1.89	%(c)
Portfolio turnover rate	3	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	0.68	%(c)
Ratio of net investment income (loss) to average net assets	1.85	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | August 31, 2007 | 91

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

MCG | Claymore/Clear Mid-Cap Growth Index ETF

Per share operating performance for a share outstanding throughout the period	For the Period April 26, 2007** through August 31, 2007
Net asset value, beginning of period	$24.99

Income from investment operations
Net investment income (loss)(a)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.39)

Total from investment operations	(0.52)

Distributions to Shareholders from
Net investment income	—

Net asset value, end of period	$24.47

Market value, end of period	$24.50

Total return*(b)
Net asset value	-2.08%
Ratios and supplemental data
Net assets, end of period (thousands)	$3,671
Ratio of net expenses to average net assets*	2.03	%(c)
Ratio of net investment income (loss) to average net assets*	-1.51	%(c)
Portfolio turnover rate	48	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	9.30	%(c)
Ratio of net investment income (loss) to average net assets	-8.78	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

92 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

CSD Claymore/Clear Spin-Off ETF

Per share operating performance for a share outstanding throughout the period	For the Period December 15, 2006** through August 31, 2007
Net asset value, beginning of period	$25.18

Income from investment operations
Net investment income (loss)(a)	0.04
Net realized and unrealized gain (loss) on investments	3.80

Total from investment operations	3.84

Distributions to Shareholders from
Net investment income	—

Net asset value, end of period	$29.02

Market value, end of period	$28.97

Total return*(b)
Net asset value	15.25%
Ratios and supplemental data
Net assets, end of period (thousands)	$50,793
Ratio of net expenses to average net assets*	0.75	%(c)
Ratio of net investment income (loss) to average net assets*	0.17	%(c)
Portfolio turnover rate	23	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	1.11	%(c)
Ratio of net investment income (loss) to average net assets	-0.19	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | August 31, 2007 | 93

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

XGC Claymore/Great Companies Large-Cap Growth Index ETF

Per share operating performance for a share outstanding throughout the period	For the Period April 2, 2007** through August 31, 2007
Net asset value, beginning of period	$25.02

Income from investment operations
Net investment income (loss)(a)	(0.01)
Net realized and unrealized gain (loss) on investments	—

Total from investment operations	(0.01)

Distributions to Shareholders from
Net investment income	—

Net asset value, end of period	$25.01

Market value, end of period	$25.02

Total return*(b)
Net asset value	-0.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$5,001
Ratio of net expenses to average net assets*	1.77	%(c)
Ratio of net investment income (loss) to average net assets*	-0.06	%(c)
Portfolio turnover rate	2	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	7.01	%(c)
Ratio of net investment income (loss) to average net assets	-5.30	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

94 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

SCV | Claymore/IndexIQ Small-Cap Value ETF

Per share operating performance for a share outstanding throughout the period	For the Period April 26, 2007** through August 31, 2007
Net asset value, beginning of period	$25.24

Income from investment operations
Net investment income (loss)(a)	0.17
Net realized and unrealized gain (loss) on investments	(2.65)

Total from investment operations	(2.48)

Distributions to Shareholders from
Net investment income	—

Net asset value, end of period	$22.76

Market value, end of period	$22.73

Total return*(b)
Net asset value	-9.82%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,276
Ratio of net expenses to average net assets*	2.17	%(c)
Ratio of net investment income (loss) to average net assets*	1.99	%(c)
Portfolio turnover rate	3	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	10.19	%(c)
Ratio of net investment income (loss) to average net assets	-6.03	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | August 31, 2007 | 95

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

GRN | Claymore/LGA Green ETF

Per share operating performance for a share outstanding throughout the period	For the Period December 15, 2006** through August 31, 2007
Net asset value, beginning of period	$25.27
Income from investment operations
Net investment income (loss)(a)	0.21
Net realized and unrealized gain (loss) on investments	0.42

Total from investment operations	0.63

Distributions to Shareholders from
Net investment income	(0.00	)(e)

Net asset value, end of period	$25.90

Market value, end of period	$25.95

Total return*(b)
Net asset value	2.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$3,885
Ratio of net expenses to average assets*	0.95	%(c)
Ratio of net investment income (loss) to average net assets*	1.13	%(c)
Portfolio turnover rate	12	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	2.12	%(c)
Ratio of net investment income (loss) to average net assets	-0.04	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)	Amount is less than $0.01.

See notes to financial statements.

96 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

OTR Claymore/Ocean Tomo Growth Index ETF

Per share operating performance for a share outstanding throughout the period	For the Period April 2, 2007** through August 31, 2007
Net asset value, beginning of period	$25.14

Income from investment operations
Net investment income (loss)(a)	(0.05)
Net realized and unrealized gain (loss) on investments	2.35

Total from investment operations	2.30

Distributions to Shareholders from
Net investment income	—

Net asset value, end of period	$27.44

Market value, end of period	$27.45

Total return*(b)
Net asset value	9.15%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,744
Ratio of net expenses to average net assets*	2.03	%(c)
Ratio of net investment income (loss) to average net assets*	-0.46	%(c)
Portfolio turnover rate	1	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	8.48	%(c)
Ratio of net investment income (loss) to average net assets	-6.91	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | August 31, 2007 | 97

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

OTP | Claymore/Ocean Tomo Patent ETF

Per share operating performance for a share outstanding throughout the period	For the Period December 15, 2006** through August 31, 2007
Net asset value, beginning of period	$25.27

Income from investment operations
Net investment income (loss)(a)	0.17
Net realized and unrealized gain (loss) on investments	2.48

Total from investment operations	2.65

Distributions to shareholders from
Net investment income	(0.00	)(e)

Net asset value, end of period	$27.92

Market value, end of period	$27.66

Total return*(b)
Net asset value	10.50%
Ratios and supplemental data
Net assets, end of period (thousands)	$8,377
Ratio of net expenses to average net assets*	0.91	%(c)
Ratio of net investment income (loss) to average net assets*	0.90	%(c)
Portfolio turnover rate	4	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	1.97	%(c)
Ratio of net investment income (loss) to average net assets	-0.16	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”) Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)	Amount is less than $0.01.

See notes to financial statements.

98 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

DEF | Claymore/Sabrient Defender ETF

Per share operating performance for a share outstanding throughout the period	For the Period December 15, 2006** through August 31, 2007
Net asset value, beginning of period	$25.07

Income from investment operations
Net investment income (loss)(a)	0.31
Net realized and unrealized gain (loss) on investments	0.97

Total from investment operations	1.28

Distributions to shareholders from
Net investment income	(0.01)

Net asset value, end of period	$26.34

Market value, end of period	$26.29

Total return*(b)
Net asset value	5.09%
Ratios and supplemental data
Net assets, end of period (thousands)	$27,657
Ratio of net expenses to average net assets*	0.79	%(c)
Ratio of net investment income (loss) to average net assets*	1.64	%(c)
Portfolio turnover rate	21	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	1.35	%(c)
Ratio of net investment income (loss) to average net assets	1.08	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | August 31, 2007 | 99

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

NFO | Claymore/Sabrient Insider ETF

Per share operating performance for a share outstanding throughout the period	For the Period September 21, 2006** through August 31, 2007
Net asset value, beginning of period	$25.14

Income from investment operations
Net investment income (loss)(a)	0.11
Net realized and unrealized gain (loss) on investments	4.27

Total from investment operations	4.38

Distributions to shareholders from
Net investment income	(0.04)

Net asset value, end of period	$29.48

Market value, end of period	$29.45

Total return*(b)
Net asset value	17.43%
Ratios and supplemental data
Net assets, end of period (thousands)	$30,976
Ratio of net expenses to average net assets*	0.76	%(c)
Ratio of net investment income (loss) to average net assets*	0.41	%(c)
Portfolio turnover rate	17	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	1.15	%(c)
Ratio of net investment income (loss) to average net assets	0.02	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

100 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

STH | Claymore/Sabrient Stealth ETF

Per share operating performance for a share outstanding throughout the period	For the Period September 21, 2006** through August 31, 2007
Net asset value, beginning of period	$25.15

Income from investment operations
Net investment income (loss)(a)	0.22
Net realized and unrealized gain (loss) on investments	0.95

Total from investment operations	1.17

Distributions to shareholders from
Net investment income	(0.07)

Net asset value, end of period	$26.25

Market value, end of period	$26.18

Total return*(b)
Net asset value	4.64%
Ratios and supplemental data
Net assets, end of period (thousands)	$18,394
Ratio of net expenses to average net assets*	0.84	%(c)
Ratio of net investment income (loss) to average net assets*	0.83	%(c)
Portfolio turnover rate	61	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	1.51	%(c)
Ratio of net investment income (loss) to average net assets	0.16	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | August 31, 2007 | 101

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

CZG | Claymore/Zacks Growth & Income Index ETF

Per share operating performance for a share outstanding throughout the period	For the Period April 2, 2007** through August 31, 2007
Net asset value, beginning of period	$25.08

Income from investment operations
Net investment income (loss)(a)	0.02
Net realized and unrealized gain (loss) on investments	0.21

Total from investment operations	0.23

Distributions to shareholders from
Net investment income	—

Net asset value, end of period	$25.31

Market value, end of period	$24.45

Total return*(b)
Net asset value	0.92%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,531
Ratio of net expenses to average net assets*	2.07	%(c)
Ratio of net investment income (loss) to average net assets*	0.20	%(c)
Portfolio turnover rate	53	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	8.75	%(c)
Ratio of net investment income (loss) to average net assets	-6.48	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

102 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

CZA | Claymore/Zacks Mid-Cap Core ETF

Per share operating performance for a share outstanding throughout the period	For the Period April 2, 2007** through August 31, 2007
Net asset value, beginning of period	$25.09

Income from investment operations
Net investment income (loss)(a)	(0.02)
Net realized and unrealized gain (loss) on investments	0.43

Total from investment operations	0.41

Distributions to Shareholders from
Net investment income	—
Net asset value, end of period	$25.50

Market value, end of period	$25.59

Total return*(b)
Net asset value	1.64%
Ratios and supplemental data
Net assets, end of period (thousands)	$5,100
Ratio of net expenses to average net assets*	1.81	%(c)
Ratio of net investment income (loss) to average net assets*	-0.21	%(c)
Portfolio turnover rate	17	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	7.13	%(c)
Ratio of net investment income (loss) to average net assets	-5.53	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | August 31, 2007 | 103

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

XRO | Claymore/Zacks Sector Rotation ETF

Per share operating performance for a share outstanding throughout the period	For the Period September 21, 2006** through August 31, 2007
Net asset value, beginning of period	$24.98

Income from investment operations
Net investment income (loss)(a)	0.17
Net realized and unrealized gain (loss) on investments	4.43

Total from investment operations	4.60

Distributions to shareholders from
Net investment income	(0.04)

Net asset value, end of period	$29.54

Market value, end of period	$29.61

Total return*(b)
Net asset value	18.41%
Ratios and supplemental data
Net assets, end of period (thousands)	$65,010
Ratio of net expenses to average net assets*	0.72	%(c)
Ratio of net investment income (loss) to average net assets*	0.64	%(c)
Portfolio turnover rate	47	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	0.97	%(c)
Ratio of net investment income (loss) to average net assets	0.39	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

104 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

CVY | Claymore/Zacks Yield Hog ETF

Per share operating performance for a share outstanding throughout the period	For the Period September 21, 2006** through August 31, 2007
Net asset value, beginning of period	$24.96

Income from investment operations
Net investment income (loss)(a)	1.06
Net realized and unrealized gain (loss) on investments	1.12

Total from investment operations	2.18

Distributions to shareholders from
Net investment income	(0.88)
Return of capital	(0.12)

Total distributions	(1.00)

Net asset value, end of period	$26.14

Market value, end of period	$26.10

Total return*(b)
Net asset value	8.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$94,111
Ratio of net expenses to average net assets*	0.70	%(c)
Ratio of net investment income (loss) to average net assets*	4.17	%(c)
Portfolio turnover rate	21	%(d)

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	0.90	%(c)
Ratio of net investment income (loss) to average net assets	3.97	%(c)

**	Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)	Based on average shares outstanding during the period.

(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | August 31, 2007 | 105

Claymore Exchange-Traded Fund Trust

Notes to Financial Statements | August 31, 2007

Note 1 – Organization:

Claymore Exchange-Traded Fund Trust (the “Trust”), which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware business trust on May 24, 2006. At the end of the period, the Trust consisted of the following eighteen portfolios:

Claymore/BIR Leaders 50 ETF	“BIR Leaders 50”

Claymore/BIR Leaders Mid-Cap Value ETF	“BIR Leaders Mid-Cap Value”

Claymore/BIR Leaders Small-Cap Core ETF	“BIR Leaders Small-Cap Core”

Claymore/BNY BRIC ETF	“BNY BRIC”

Claymore/Clear Mid-Cap Growth Index ETF	“Clear Mid-Cap Growth Index”

Claymore/Clear Spin-Off ETF	“Clear Spin-Off”

Claymore/Great Companies Large-Cap Growth Index ETF	“Great Companies Large-Cap Growth Index”

Claymore/IndexIQ Small-Cap Value ETF	“IndexIQ Small-Cap Value”

Claymore/LGA Green ETF	“LGA Green”

Claymore/Ocean Tomo Growth Index ETF	“Ocean Tomo Growth Index”

Claymore/Ocean Tomo Patent ETF	“Ocean Tomo Patent”

Claymore/Sabrient Defender ETF	“Sabrient Defender”

Claymore/Sabrient Insider ETF	“Sabrient Insider”

Claymore/Sabrient Stealth ETF	“Sabrient Stealth”

Claymore/Zacks Growth & Income Index ETF	“Zacks Growth & Income Index”

Claymore/Zacks Mid-Cap Core ETF	“Zacks Mid-Cap Core”

Claymore/Zacks Sector Rotation ETF	“Zacks Sector Rotation”

Claymore/Zacks Yield Hog ETF	“Zacks Yield Hog”

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the American Stock Exchange. The Funds’ market prices may differ to some degree from the net asset value of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value, only in a large specified number of shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

Fund	Index
BIR Leaders 50	BIR Leaders 50 Index

BIR Leaders Mid-Cap Value	BIR Leaders Mid-Cap Value Index

BIR Leaders Small-Cap Core	BIR Leaders Small-Cap Core Index

BNY BRIC	Bank of New York Mellon BRIC Select ADR Index

Clear Mid-Cap Growth Index	Clear Mid-Cap Growth Index

Clear Spin-Off	Clear Spin-Off Index

Great Companies Large-Cap Growth Index	Great Companies Large-Cap Growth Index

IndexIQ Small-Cap Value	IndexIQ Active Value Small Cap Index

LGA Green	Light Green Eco Index TM

Ocean Tomo Growth Index	Ocean Tomo 300® Patent Growth Index

Ocean Tomo Patent	Ocean Tomo 300TM Patent Index

Sabrient Defender	Sabrient Defensive Equity Index

Sabrient Insider	Sabrient Insider Sentiment Index

Sabrient Stealth	Sabrient Stealth Index

Zacks Growth & Income Index	Zacks Growth & Income Index

Zacks Mid-Cap Core	Zacks Mid-Cap Core Index

Zacks Sector Rotation	Zacks Sector Rotation Index

Zacks Yield Hog	Zacks Yield Hog Index

Note 2 –Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments

Equity securities are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are not sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

106 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements continued

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from Master Limited Partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

(c) Distributions

The Funds intend to pay substantially all of their net investment income to Shareholders through annual distributions, except for Zacks Yield Hog which will pay a quarterly distribution. In addition, the Funds intend to distribute any capital gains to Shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Offering Costs

Offering costs in the amount of $49,000 were incurred by each Fund, and are being amortized over a one-year period. Claymore Advisors, LLC has agreed to pay all organizational expenses of each Fund incurred prior to the commencement of investment operations.

Note 3 – Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the “Adviser”), the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate of 0.50% of each Fund’s average daily net assets.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the period ended August 31, 2007, each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

	Fund Administration Expense	Fund Administration Expense Waived
BIR Leaders 50	$360	$360
BIR Leaders Mid-Cap Value	$329	$329
BIR Leaders Small-Cap Core	$394	$394
BNY BRIC	$45,558	$0
Clear Mid-Cap Growth Index	$259	$259
Clear Spin-Off	$7,620	$0
Great Companies Large-Cap Growth Index	$378	$378
IndexIQ Small-Cap Value	$234	$234
LGA Green	$2,442	$2,442
Ocean Tomo Growth Index	$306	$306
Ocean Tomo Patent	$2,750	$2,750
Sabrient Defender	$5,120	$5,120
Sabrient Insider	$8,430	$0
Sabrient Stealth	$5,121	$5,121
Zacks Growth & Income Index	$298	$298
Zacks Mid-Cap Core	$365	$365
Zacks Sector Rotation	$13,800	$0
Zacks Yield Hog	$19,799	$0

The Bank of New York Mellon (“BNY”) acts as the Funds’ custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds’ Adviser has contractually agreed to waive fees and/or pay fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.60% of average net assets per year, at least until December 31, 2009. The offering costs excluded from the 0.60% expense cap are (a) legal fees pertaining to the Fund’s shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense cap.

Annual Report | August 31, 2007 | 107

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements continued

For the period ended August 31, 2007, the Adviser waived and assumed the following fees and expenses:

	Fees Waived	Expenses Assumed	Potentially Recoverable Expense
BIR Leaders 50	$6,550	$68,718	$75,268
BIR Leaders Mid-Cap Value	$5,982	$64,233	$70,215
BIR Leaders Small-Cap Core	$7,169	$63,325	$70,494
BNY BRIC	$65,050	$0	$65,050
Clear Mid-Cap Growth Index	$4,703	$63,646	$68,349
Clear Spin-Off	$100,797	$0	$100,797
Great Companies Large-Cap Growth Index	$6,871	$65,151	$72,022
IndexIQ Small-Cap Value	$4,259	$63,984	$68,243
LGA Green	$44,902	$60,099	$104,501
Ocean Tomo Growth Index	$5,563	$66,178	$71,741
Ocean Tomo Patent	$49,993	$55,191	$105,184
Sabrient Defender	$93,097	$11,466	$104,563
Sabrient Insider	$117,082	$0	$117,082
Sabrient Stealth	$93,112	$30,360	$123,472
Zacks Growth & Income Index	$5,409	$66,784	$72,193
Zacks Mid-Cap Core	$6,627	$63,914	$70,541
Zacks Sector Rotation	$127,939	$0	$127,939
Zacks Yield Hog	$143,284	$0	$143,284

Certain officers and/or trustees of the Funds are officers and/or directors of the Trust. The Trust does not compensate its officers and /or trustees who are officers or directors of the Adviser.

Licensing Fee Agreements:

The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
BIR Leaders 50	Best Independent Research, LLC

BIR Leaders Mid-Cap Value	Best Independent Research, LLC

BIR Leaders Small-Cap Core	Best Independent Research, LLC

BNY BRIC	The Bank of New York Mellon

Clear Mid-Cap Growth Index	Clear Indexes, LLC

Clear Spin-Off	Clear Indexes, LLC

Great Companies Large-Cap Growth Index	Great Companies, Inc.

IndexIQ Small-Cap Value	IndexIQ, Inc.

LGA Green	Light Green Advisors, LLC

Ocean Tomo Growth Index	Ocean Tomo Capital, LLC

Ocean Tomo Patent	Ocean Tomo Capital, LLC

Sabrient Defender	Sabrient Systems, LLC

Sabrient Insider	Sabrient Systems, LLC

Sabrient Stealth	Sabrient Systems, LLC

Zacks Growth & Income Index	Zacks Investment Research, Inc.

Zacks Mid-Cap Core	Zacks Investment Research, Inc.

Zacks Sector Rotation	Zacks Investment Research, Inc.

Zacks Yield Hog	Zacks Investment Research, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in Shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap.

Note 4 – Federal Income Taxes:

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

108 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements continued

At August 31, 2007, the cost of investments, accumulated unrealized appreciation/depreciation on investments and accumulated earnings/loss for federal income tax purposes were as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital & Other Loss)
BIR Leaders 50	$3,765,444	$184,279	$(169,139)	$15,140	$12,651	$(101)
BIR Leaders Mid-Cap Value	$1,322,006	$13,275	$(119,796)	$(106,521)	$14,349	$(1,113)
BIR Leaders Small-Cap Core	$2,703,316	$48,320	$(314,052)	$(265,732)	$25,941	$279
BNY BRIC	$373,625,781	$50,744,439	$(6,312,907)	$44,431,532	$3,198,954	$(305,279)
Clear Mid-Cap Growth Index	$3,663,538	$193,207	$(183,923)	$9,284	$0	$(31,543)
Clear Spin-Off	$52,987,571	$2,245,504	$(4,473,217)	$(2,227,713)	$78,400	$(124,571)
Great Companies Large-Cap Growth Index	$5,216,622	$151,884	$(358,905)	$(207,021)	$20,906	$0
IndexIQ Small-Cap Value	$2,516,929	$87,353	$(328,053)	$(240,700)	$30,996	$0
LGA Green	$3,953,549	$128,708	$(216,084)	$(87,376)	$126,845	$(49,664)
Ocean Tomo Growth Index	$2,501,954	$300,064	$(61,596)	$238,468	$10,808	$0
Ocean Tomo Patent	$7,646,682	$932,346	$(222,211)	$710,135	$138,040	$0
Sabrient Defender	$28,009,202	$998,584	$(1,437,127)	$(438,543)	$255,058	$(245,277)
Sabrient Insider	$31,226,600	$1,471,706	$(1,766,661)	$(294,955)	$101,945	$(871,615)
Sabrient Stealth	$20,885,466	$312,678	$(2,815,504)	$(2,502,826)	$120,870	$(2,297,815)
Zacks Growth & Income Index	$2,524,649	$95,287	$(98,506)	$(3,219)	$16,341	$(33,021)
Zacks Mid-Cap Core Index	$5,286,229	$82,082	$(269,160)	$(187,078)	$11,715	$(65)
Zacks Sector Rotation	$64,001,501	$4,179,610	$(3,153,858)	$1,025,752	$216,205	$(1,820,065)
Zacks Yield Hog	$99,409,897	$2,756,934	$(8,283,453)	$(5,526,519)	$0	$(1,679,391)

Distributions to Shareholders:

The tax character of distributions paid during the period ended August 31, 2007 was as follows:

Distributions paid from Ordinary Income
BNY BRIC	$148,236
LGA Green	$1,866
Ocean Tomo Patent	$1,710
Sabrient Defender	$3,336
Sabrient Insider	$55,130
Sabrient Stealth	$42,717
Zacks Sector Rotation	$56,130
Zacks Yield Hog	$2,590,763

Distributions paid from capital gains
Zacks Yield Hog	$2,570

Distributions paid from return of capital
Zacks Yield Hog	$367,463

At August 31, 2007, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Capital Loss Available Through 2015
Sabrient Insider	$28,269
Sabrient Stealth	$35,822
Zacks Sector Rotation	$84,733

Annual Report | August 31, 2007 | 109

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements continued

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the period ended August 31, 2007, the following Funds incurred and will elect to defer net capital losses as follows:

Post- October Losses
BIR Leaders 50	$101
BIR Leaders Mid-Cap Value	$1,113
BNY BRIC	$305,279
Clear Mid-Cap Growth Index	$31,543
Clear Spin-Off	$124,571
LGA Green	$49,664
Sabrient Defender	$245,277
Sabrient Insider	$843,346
Sabrient Stealth	$2,261,993
Zacks Growth & Income Index	$33,021
Zacks Mid-Cap Core	$65
Zacks Sector Rotation	$1,735,332
Zacks Yield Hog	$1,679,391

At August 31, 2007 the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, redemption in-kind transactions, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed Net Investment Income/ (Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
BIR Leaders 50	$15,558	$322	$(15,880)
BIR Leaders Mid-Cap Value	$14,712	$85,332	$(100,044)
BIR Leaders Small-Cap Core	$15,052	$4,781	$(19,833)
BNY BRIC	$45,631	$(21,218,946)	$21,173,315
Clear Mid-Cap Growth Index	$14,238	$0	$(14,238)
Clear Spin-Off	$31,676	$(4,174,006)	$4,142,330
Great Companies Large-Cap Growth Index	$15,921	$0	$(15,921)
IndexIQ Small-Cap Value	$13,268	$0	$(13,268)
LGA Green	$28,436	$(791,100)	$762,664
Ocean Tomo Growth Index	$15,833	$0	$(15,833)
Ocean Tomo Patent	$29,459	$(1,155,081)	$1,125,622
Sabrient Defender	$(31,025)	$(1,667,447)	$1,698,472
Sabrient Insider	$31,416	$(6,370,216)	$6,338,800
Sabrient Stealth	$11,194	$(4,481,762)	$4,470,568
Zacks Growth & Income Index	$14,226	$(57,241)	$43,015
Zacks Mid-Cap Core	$15,589	$(160,048)	$144,459
Zacks Sector Rotation	$(40,018)	$(6,618,378)	$6,658,396
Zacks Yield Hog	$(279,704)	$(6,681,769)	$6,961,473

Note 5 - Investment Transactions:

For the period ended August 31, 2007, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
BIR Leaders 50	$26,107	$35,098
BIR Leaders Mid-Cap Value	$17,987	$17,830
BIR Leaders Small-Cap Core	$171,340	$173,000
BNY BRIC	$9,049,358	$5,614,726
Clear Mid-Cap Growth Index	$1,292,953	$1,309,794
Clear Spin-Off	$9,138,042	$9,052,993
Great Companies Large-Cap Growth Index	$80,982	$80,648
IndexIQ Small-Cap Value	$89,759	$72,840
LGA Green	$1,397,154	$1,441,341
Ocean Tomo Growth Index	$21,154	$30,091
Ocean Tomo Patent	$598,590	$564,336
Sabrient Defender	$5,852,615	$5,647,009
Sabrient Insider	$5,611,938	$5,505,976
Sabrient Stealth	$12,330,456	$11,898,884
Zacks Growth & Income Index	$1,382,752	$1,413,022
Zacks Mid-Cap Core	$610,454	$610,351
Zacks Sector Rotation	$25,035,149	$24,982,165
Zacks Yield Hog	$17,749,309	$16,191,717

110 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements continued

For the period ended August 31, 2007, in-kind transactions were as follows:

	Purchases	Sales
BIR Leaders 50	$3,774,858	$0
BIR Leaders Mid-Cap Value	$3,770,588	$2,362,295
BIR Leaders Small-Cap Core	$5,097,418	$2,401,695
BNY BRIC	$529,540,283	$180,394,040
Clear Mid-Cap Growth Index	$3,713,085	$0
Clear Spin-Off	$84,307,791	$35,391,944
Great Companies Large-Cap Growth Index	$5,291,491	$0
IndexIQ Small-Cap Value	$2,499,205	$0
LGA Green	$20,285,810	$17,029,510
Ocean Tomo Growth Index	$2,510,736	$0
Ocean Tomo Patent	$15,082,530	$8,645,787
Sabrient Defender	$45,264,824	$18,839,303
Sabrient Insider	$92,455,995	$66,825,993
Sabrient Stealth	$58,747,562	$40,472,570
Zacks Growth & Income Index	$3,773,241	$1,241,592
Zacks Mid-Cap Core	$6,505,168	$1,371,402
Zacks Sector Rotation	$145,296,748	$86,095,988
Zacks Yield Hog	$213,134,798	$119,795,703

Note 6 – Capital:

Shares are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $500 to $1,500 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units.

Note 7 – Distribution Agreement:

The Board of Trustees of the Trust has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.

Note 8 – Securities Lending:

Each Fund may lend its portfolio securities in order to earn income. Each Fund will receive collateral in cash or high quality securities at least equal to the current value of loaned securities. Each Fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. As of August 31, 2007, none of the Funds had loaned any securities.

Note 9 – Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Funds’ maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of August 31, 2007.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Valuation Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Note 11 – Subsequent Event:

Subsequent to August 31, 2007, Zacks Yield Hog declared a quarterly dividend of $0.32 per share payable on September 28, 2007 to shareholders of record on September 26, 2007.

Annual Report | August 31, 2007 | 111

Claymore Exchange-Traded Fund Trust

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of

Claymore Exchange-Traded Fund Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Claymore Exchange-Traded Fund Trust (encompassing, respectively, the Claymore/BIR Leaders 50 ETF, the Claymore/BIR Leaders Mid-Cap Value ETF, the Claymore/BIR Leaders Small-Cap Core ETF, the Claymore/BNY BRIC ETF, the Claymore/Clear Mid-Cap Growth Index ETF, the Claymore/Clear Spin-Off ETF, the Claymore/Great Companies Large-Cap Growth Index ETF, the Claymore/IndexIQ Small-Cap Value ETF, the Claymore/LGA Green ETF, the Claymore/Ocean Tomo Growth Index ETF, the Claymore/Ocean Tomo Patent ETF, the Claymore/Sabrient Defender ETF, the Claymore/Sabrient Insider ETF, the Claymore/Sabrient Stealth ETF, the Claymore/Zacks Growth & Income Index ETF, the Claymore/Zacks Mid-Cap Core ETF, the Claymore/Zacks Sector Rotation ETF and the Claymore/Zacks Yield Hog ETF (collectively, the “Funds”)) as of August 31, 2007, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds encompassing the Claymore Exchange-Traded Fund Trust at August 31, 2007, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

October 18, 2007

112 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust

Supplemental Informationl | (unaudited)

Federal Income Tax Information

The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007. For corporate shareholders, the following investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

	Qualified dividend income	Dividends-received deduction
BNY BRIC	100%	0%
LGA Green	100%	100%
Ocean Tomo Patent	100%	99%
Sabrient Defender	100%	88%
Sabrient Insider	100%	100%
Sabrient Stealth	100%	100%
Zacks Sector Rotation	100%	100%
Zacks Yield Hog	76%	45%

Annual Report | August 31, 2007 | 113

Claymore Exchange-Traded Fund Trust | Supplemental Information (unaudited) continued

Trustees

The Trustees of the Claymore Exchange-Traded Fund Trust and their principal occupations during the past five years.

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	45	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	48	None

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	45	None

Management Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2006	Senior Managing Director and Chief Administrative Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-2007). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	48	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†	Mr. Dalmaso is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

114 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Supplemental Information (unaudited) continued

Officers

The Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2006	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc., 2005-present; Formerly, Chief Financial Officer (2005-2006) of Claymore Group Inc. Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc., 2003-2005; Formerly, Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001)

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006 – present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006), Director – Compliance of Harrisdirect LLC (1999-2003).

Melissa J. Nguyen Year of Birth: 1978 Secretary	Since 2006	Vice President and Assistant General Counsel of Claymore Advisors, LLC. (2005-present). Secretary of certain funds in the Fund Complex; Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William H. Belden Year of Birth: 1965 Vice President	Since 2006	Managing Director of Claymore Advisors, LLC. Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005); and Vice President of Product Development at Stein Roe & Farnham (1995-1999).

Chuck Craig Year of Birth: 1967 Vice President	Since 2006	Managing Director (2006-present), Vice President (2003-2006) of Claymore Advisors, LLC. Formerly, Assistant Vice President, First Trust Portfolios, L.P. (1999-2003); Analyst, PMA Securities, Inc. (1996-1999).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | August 31, 2007 | 115

Claymore Exchange-Traded Fund Trust

Board Considerations Regarding

Approval of Investment Advisory Agreement | (unaudited)

Claymore Exchange Traded Fund Trust (the “Trust”)

Claymore/BIR Leaders 50 ETF

Claymore/BIR Leaders Mid-Cap Value ETF

Claymore/BIR Leaders Small-Cap Core ETF

Claymore/Clear Mid-Cap Growth Index ETF

Claymore/Great Companies Large-Cap Growth Index ETF

Claymore/IndexIQ Small-Cap Value ETF

Claymore/Ocean Tomo Growth Index ETF

Claymore/Zacks Growth & Income Index ETF

Claymore/Zacks Mid-Cap Core ETF

Board Considerations Regarding

Approval of Investment Advisory Agreement

The Advisory Agreement between Claymore Advisors, LLC (the “Investment Adviser”) and the Trust on behalf of each of the above-named funds (“Funds”) was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on March 7, 2007. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of each Fund. The independent trustees, with the assistance of independent legal counsel, met separately from the “interested” trustee of the Trust and officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for each Fund, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the respective index for each Fund, the Investment Adviser’s Form ADV, financial information regarding the Investment Adviser and its parent company, information describing the Investment Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of the Funds, the anticipated financial support of the Funds and the nature and quality of services provided to other exchange-traded funds (“ETFs”) and closed-end funds by the Investment Adviser. The Board also considered the services to be provided by the Investment Adviser in its oversight of the Funds’ custodian, transfer agent, and accounting agent, as well as the respective index licensors for each Fund, and noted the significant time and effort that would be devoted to this oversight function. Since the Funds are newly organized and have no investment performance, the Board did not consider investment performance of the Funds. Based upon their review, the Board concluded that the Investment Adviser was qualified to manage the Funds and to oversee the services to be provided by other service providers and that the services to be provided by the Investment Adviser to each Fund are expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing each Fund as well as the proposed expense limitation for each Fund. The Board noted that because the Funds are newly organized, the Investment Adviser represented that profitability information was not yet determinable. However, based upon the impact of the proposed expense limitation for each Fund, the Board concluded that profitability was not expected to be unreasonable.

The Board also reviewed information provided by the Investment Adviser showing the proposed advisory fees for the Funds as compared to those of a peer group of ETFs provided by the Investment Adviser. The Board noted the services to be provided by the Investment Adviser for the annual advisory fee of 0.50% of each Fund’s average daily net assets and that the proposed advisory fee to be charged to each Fund was identical. The Board also considered that the Investment Adviser had contractually agreed to waive its fee and/or pay expenses of the Funds to the extent necessary to absorb the annual operating expenses of each Fund (excluding interest expenses, a portion of a Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over certain amounts at least until December 31, 2009. The Board considered that, although the Funds’ proposed advisory fees

116 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust | Board Considerations Regarding Approval of Investment Advisory Agreement (unaudited) continued

were at the high end of the range of those in the peer group of ETFs provided by the Investment Adviser, taking into account the respective expense limitations for the Funds, the Funds’ expense ratios were expected to be within range of the expense ratios of the peer group of ETFs provided by the Investment Adviser. The Board concluded that each Fund’s advisory fee was reasonable given the nature, extent and anticipated quality of the services to be provided under the Advisory Agreement and the expense limitation that would be in place.

The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Because the Funds are newly organized, the Board reviewed the Funds’ proposed expense limitations and determined to review economies of scale in the future when the Funds had attracted assets. The Board also noted that the terms of the expense reimbursement agreement that the Investment Adviser had entered into with the Funds allow the Investment Adviser for a period of five years subsequent to the respective Fund’s commencement of operations to recover from the individual Fund’s fees and expenses waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses falls below the expense limitation.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Funds, including the benefits to the Investment Adviser from its separate Administration Agreement with the Trust. The Board concluded that the advisory fees were reasonable, taking into account these benefits.

Annual Report | August 31, 2007 | 117

Claymore Exchange-Traded Fund Trust

Trust Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

*	Trustee is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended.

Officers

Nicholas Dalmaso

Chief Executive Officer and

Chief Legal Officer

Steven M. Hill

Chief Accounting Officer,

Chief Financial Officer and Treasurer

Bruce Saxon

Chief Compliance Officer

Melissa J. Nguyen

Secretary

William H. Belden III

Vice President

Chuck Craig

Vice President

Investment Adviser

Claymore Advisors, LLC

Lisle, IL

Distributor

Claymore Securities, Inc.

Lisle, IL

Administrator

Claymore Advisors, LLC

Lisle, IL

Accounting Agent, Custodian and Transfer Agent Fund

The Bank of New York Mellon

NewYork, NY

Legal Counsel

Clifford Chance US LLP

NewYork, NY

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

•	If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999 or by accessing the Funds’ Form N-PX on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at http://www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

118 | Annual Report | August 31, 2007

Claymore Exchange-Traded Fund Trust

About the Fund Manager |

Claymore Advisors, LLC

Claymore Advisors, LLC manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. As of August 31, 2007, Claymore Advisors, LLC and its affiliates have provided supervision, management, servicing or distribution on approximately $17.5 billion in assets through closed-end funds, unit investment trusts, mutual funds and exchange-traded funds.

Portfolio Management

The portfolio manager who is currently responsible for the day-to-day management of the Funds’ portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund’s portfolio since its inception. Mr. Craig is a Managing Director, Research and Development, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Before joining Claymore Securities, Inc., Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity-research analyst and portfolio manager within the Equity Strategy Research group. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Claymore Exchange-Traded Fund Trust Overview

The Claymore Exchange-Traded Fund Trust (the “Trust”) is an investment company currently consisting of 24 separate exchange-traded “index funds” as of August 31, 2007. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

Annual Report | August 31, 2007 | 119

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling (800) 345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.claymore.com or by calling (800) 345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC	NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CETFT-001-AR-0807

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the shareholder report presented in Item 1, there were no amendments to any provisions of the registrant’s Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

      (2) Not applicable.

      (3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an “independent” Trustee as defined in Item 3. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for the Trust’s fiscal period ended August 31, 2007 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal period were $382,000.

(b) Audit-Related Fees: the aggregate fees billed for the Trust’s fiscal period ended August 31, 2007 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0.

(c) Tax Fees: the aggregate fees billed for the Trust’s fiscal period ended August 31, 2007 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $108,000.

(d) All Other Fees: the aggregate fees billed for the Trust’s fiscal period ended August 31, 2007 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e) Audit Committee Pre-Approval Policies and Procedures:

In accordance with Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs (b) through (d) above were approved by the Audit Committee in accordance with paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

The Trust’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Trust’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Trust’s Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the Trust.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the Trust’s fiscal period ended August 31, 2007 attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant for the Trust’s fiscal period ended August 31, 2007 were $0.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the Registrant is comprised of: Ronald A. Nyberg; Ronald E. Toupin, Jr., and Randall C. Barnes.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that based on such evaluation, the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3)	Not Applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	November 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	November 5, 2007

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	November 5, 2007